GARTMORE FUNDS


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                                                           SEMIANNUAL
                                                           REPORT

                                                           April 30, 2002

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      [GRAPHIC OMITTED]  SECTOR SERIES

                         Gartmore Global Financial Services Fund
                         Gartmore Global Health Sciences Fund
                         Gartmore Global Technology and Communications Fund Gartmore Global Utilities Fund


                         LEADERSHIP SERIES

                         Gartmore U.S. Leaders Fund
                         Gartmore U.S. Growth Leaders Fund (formerly "Gartmore Growth 20 Fund")
                         Gartmore Worldwide Leaders Fund (formerly "Gartmore Global Leaders Fund")

                         INTERNATIONAL SERIES

                         Gartmore Emerging Markets Fund
                         Gartmore International Growth Fund
                         Gartmore International Small Cap Growth Fund

                         CONCEPT SERIES

                         Gartmore High Yield Bond Fund (formerly "Nationwide
                         High Yield Bond Fund")
GARTMORE                 Gartmore Millennium Growth Fund
------------------       Gartmore Value Opportunities Fund
GLOBAL INVESTMENTS

--------------------------------------------------------------------------------
LOOK BEYOND.(SM)

GARTMORE GROUP(SM):  A GLOBAL ASSET MANAGEMENT TEAM

Gartmore Global Investments (GGI), investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide(R). Gartmore Group encompasses a unified investment platform with more than 175 portfolio managers, analysts and traders supported by a professional staff of more than 1,000.

The affiliated advisers that comprise Gartmore Group collectively manage more than $77 billion(1) in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

STRATEGICALLY SITUATED

GGI, formed in 1999 and based outside Philadelphia, works in concert with the other Gartmore Group advisers situated in the United States. With more than $25 billion(1) in combined assets under management(2), these affiliates also have investment management and marketing operations in Columbus, Ohio; Detroit, Mich.; and Portland, Ore.

Based in London, Gartmore Investment Management plc (GIM) is Gartmore Group's flagship international component. GIM, formed in 1969 and acquired by Nationwide in 2000, has investment management and marketing operations in Scotland, Jersey (Channel Islands), Spain, Germany, Sweden, Italy and Japan.

The following asset management affiliates of Nationwide do business under the trade name "Gartmore Group":

Gartmore Capital Management Ltd(3)
Gartmore Fund Managers Ltd(3)
Gartmore Global Partners(2),(3)
Gartmore Investment Ltd(3)
Gartmore Japan Ltd(3)
Gartmore Morley Capital Management, Inc.(2)
Gartmore Mutual Fund Capital Trust(2),(4)
NorthPointe Capital LLC(2)
Gartmore SA Capital Trust(2),(4)

Additional information can be found online:
WWW.GARTMOREGLOBALINVESTMENTS.COM


GARTMORE GROUP OFFICE LOCATIONS

IN NORTH AMERICA
-----------------------------------------------------------
United States                      Philadelphia, Pa.
                                   Columbus, Ohio
                                   Detroit, Mich.
                                   Portland, Ore.

IN EUROPE
-----------------------------------------------------------
United Kingdom
                                   London, England
                                   Glasgow, Scotland
                                   Jersey, Channel Islands
Spain                              Madrid
Germany                            Frankfurt
Sweden                             Stockholm
Italy                              Milan


IN ASIA
-----------------------------------------------------------
Japan                              Tokyo



1.   As of March 31, 2002.
2.   These are SEC-registered investment advisers based in the United States.
3. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.
4.   Together, these advisers do business as Gartmore Global Investments.


Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond." and the Family of Funds Diagram are service marks of Gartmore Global Investments, Inc. Nationwide(R) is a registered service mark of Nationwide Mutual Insurance Company.

Securities offered through Gartmore Distribution Services, Inc., Member NASD, and Nationwide Securities, Inc., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

Look  BEYOND  with  Gartmore  Funds.
================================================================================


Taking diversification to the next level

[GRAPHIC OMITTED]

o    CORE Series
     Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

o    INTERNATIONAL Series
     International growth and emerging markets portfolios designed to capture overseas investment opportunities.

o    SECTOR Series
     Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

o    LEADERSHIP Series
     Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

o    CONCEPT Series
     Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

--------------------------------------------------------------------------------

     CONTENTS

2    MESSAGE TO SHAREHOLDERS

4    MARKET PERSPECTIVES

     SECTOR  SERIES

6    Gartmore Global Financial Services Fund
8    Gartmore Global Health Sciences Fund
10   Gartmore Global Technology and
       Communications  Fund
12   Gartmore Global Utilities Fund

     LEADERSHIP  SERIES

22   Gartmore U.S. Leaders Fund*
24   Gartmore U.S. Growth Leaders Fund
26   Gartmore Worldwide Leaders Fund

     INTERNATIONAL  SERIES

35   Gartmore Emerging Markets Fund
39   Gartmore International Growth Fund
44   Gartmore International Small Cap Growth Fund

     CONCEPT  SERIES

56   Gartmore High Yield Bond Fund
59   Gartmore Millennium Growth Fund
63   Gartmore Value Opportunities Fund

74   NOTES TO FINANCIAL STATEMENTS



+    ABOUT PERFORMANCE
     The performance of the fund, as reflected on page 59, includes performance of its predecessor fund prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the fund took place May 11, 1998. The predecessor to the Millennium Growth Fund was the Financial Horizons Investment Trust Growth Fund. The Gartmore Mutual Funds were preceded by funds of the Nationwide Mutual Funds, and the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on page 71.

* Effective May 1, 2002, the fund changed its name to the Gartmore Nationwide Leaders Fund.

[GRAPHIC OMITTED]   MESSAGE TO SHAREHOLDERS
                    April 30, 2002
================================================================================


Dear Fellow Shareholders,


Since our last report, the markets were impacted by unforeseen public accounting issues along with two new variables-the threat of future terrorist attacks and the potential of nuclear war-fueling investor worries. These catalysts and poor earnings combined to slow the economic recovery in the U.S. and dampen investor appetites.

This pessimism, coupled with a weakening dollar, strengthens the need for each investor to have access to excellent fundamental research and a well-defined asset allocation strategy that meets his or her long- and short-term investing objectives.

PUBLIC ACCOUNTING FALLOUT

The fallout from the Enron/Arthur Andersen accounting scandal has placed every company under a microscope.

We have retained PricewaterhouseCoopers to audit Gartmore Funds, while KPMG has responsibility for auditing Gartmore Global Investments. We're confident this approach provides you greater transparency in our accounting and business practices.

MARKET PERSPECTIVES - A NEW FEATURE

To provide you with additional investment insight, we are introducing a new feature in this report: Market Perspectives. In this section, which follows, we discuss the issues affecting the U.S. and global markets.

ENHANCED STATEMENTS-A FOCUS ON ASSET ALLOCATION

Asset allocation has taken center stage as the single most important step in building a stable portfolio and a solid financial future. Coupled with a long-term plan, asset allocation forms a diversified foundation and can help you manage investment risk while making the most of market movements.

The growing demand for greater asset allocation strategies highlights the fact that for many, mutual funds continue to be the preferred investment vehicle. Working in concert with your financial advisor/investment professional, you should consider re-evaluating your risk tolerance and time horizon to take advantage of every asset class.

That being said, this past March we introduced a revised quarterly statement that presents asset allocation and account information in an easy-to-view format. The first page of your Gartmore Funds Account Statement now provides a Portfolio Summary along with an Asset Allocation section.


[PICTURE OMITTED]

Paul J. Hondros
President & CEO
Gartmore Global Investments


IMPROVED ACCESS TO INFORMATION

To make your account access easier, the Gartmore Funds Web site has been redesigned to provide you with quick links to fund performance and the monthly Market Review and Outlook.

Our quarterly shareholder newsletter, Investment Directions, offers you timely information on investment topics. Each issue supplies in-depth education along with fund highlights that present you with investment opportunities.

IMPLEMENTING YOUR ASSET ALLOCATION STRATEGY

Given the instability in the market, many investors are looking to manage their risk. With that in mind, we have a number of funds to help meet this objective, including the Gartmore Government Bond Fund, which was ranked number 3 (out of 108 funds) for the Intermediate U.S. Government Funds category, based on three-year performance ended March 28, 2002.(1)

The Gartmore Morley Capital Accumulation Fund is also providing a high degree of predictability, along with a consistent return. Offered in the IRA class and to qualified retirement and 403(b) plans, this fund is a solid choice as part of an investor's tax-deferred strategy.

For investors looking to strengthen a core equity position, consider the Gartmore Total Return Fund. Co-managed by Chuck Bath, one of our most seasoned portfolio managers, and Bill Miller, who focuses on technology, this fund is ranked in the top 20% of the Lipper Multi-Cap Core Universe (362 funds) based on one-year performance ended March 28, 2002.(2) With an average of 135 holdings as of June 17, 2002 (subject to change), this fund is well diversified to take advantage of value as well as growth stocks.


                                                        2002 SEMIANNUAL REPORT 2

                                                                Look BEYOND.(SM)
================================================================================


EXPLORING A WIDE RANGE OF ALTERNATIVES

Regardless of the investment style that is currently "in favor," we offer many specialty funds that have performed well year-to-date and complement a core position. For example, our focus funds are a concentrated style of investing that can offer investors the potential for higher returns, albeit with higher risk.

The Gartmore U.S. Growth Leaders Fund, co-managed by Christopher Baggini, was ranked number 1 (out of 467 funds) for the Multi-Cap Growth Funds listed during the first quarter of 2002, based on one-year performance ended March 28, 2002.(3) This all-cap strategy focuses on 20-30 of our managers' best U.S. growth stock ideas and complements a core portfolio.

Launched on Dec. 28, 2001, the Gartmore Nationwide Leaders Fund is an all-cap, blended-style strategy that captures Chuck Bath's best growth and value securities selections. Bath uses a focused value style to multiply the impact of his best ideas.(4)

LOOK TO INTERNATIONAL INVESTING

At a time when corporate earnings in developed countries are struggling to offset declining margins and increased competition, Emerging Markets are in an upward cycle. The Gartmore Emerging Markets Fund is ranked in the top 20% of funds in the Lipper Emerging Markets Fund Universe (199 funds), based on one-year performance ended March 28, 2002.(5)

The Gartmore Global Health Sciences Fund is ranked in the top 5% of funds in the Lipper Health Care Fund Universe (166 funds), based on one-year performance ended March 28, 2002.(6) This dynamic portfolio looks beyond U.S. borders and takes advantage of the sustained growth opportunities within the health-care equipment, biotechnology and pharmaceutical industries.

ENHANCING OUR EXECUTIVE MANAGEMENT TEAM

Last October we reported the addition of Young D. Chin as chief investment officer of Gartmore Global Investments. He has brought to Gartmore Funds experienced leadership and an emphasis on fundamental research and quantitative analysis. Young's skills are increasingly important as we work to deliver performance and ensure portfolio stability in these volatile markets and uncertain times.

On May 23, 2002, D. Bruce Johnston was named president and chief executive officer of Gartmore Global Investments, overseeing U.S. operations and distribution. I will continue as president of the Gartmore Group family of advisers, enabling me to focus on developing and expanding our global products and services that will meet your investment needs.

Bruce is a high-caliber, dynamic executive who is well respected in the industry for his track record and skills in implementing successful retail and institutional product distribution programs. With a 25-year history in key management positions for leading U.S. asset management companies, Bruce is an excellent complement to our London-based international CEO, Glyn Jones.

This is an important step in our plan to ensure that Gartmore Funds is well positioned to address your future investment goals. Although I am turning my attention to the global arena, I will remain a shareholder. I also will work closely with Bruce and continue to represent and serve you as a member of the Board of Trustees.


/s/  Paul J. Hondros

Paul J. Hondros
President & CEO
Gartmore Global Investments




--------------------------------------------------------------------------------
Past performance is no guarantee of future results. There can be no assurance that the investment objective of any fund will be achieved.


1. Ranked by Lipper, Inc. based on annualized total returns. Fund was ranked 29 of 122 and 35 of 125 for the one-year and since inception periods, respectively, as of March 28, 2002. Inception: May 11, 1998.
2. Ranked by Lipper, Inc. based on annualized total returns. Fund was ranked in the top 20% of 362, 83% of 254 and 70% of 396 for the one-year, three-year and since inception periods, respectively, as of March 28, 2002.
     Inception: May 11, 1998.
3. The Wall Street Journal Mutual Funds Quarterly Review, April 8, 2002. Ranked by Lipper, Inc. based on annualized total returns. Inception: June 30, 2000.
4. Multiplier effect will apply to both positive and negative price movement. Formerly the Gartmore U.S. Leaders Fund.
5. Ranked by Lipper, Inc. based on annualized total returns. Inception: Sept. 1, 2000.
6. Ranked by Lipper, Inc. based on annualized total returns. Inception: Dec. 28, 2000.


                                                        2002 SEMIANNUAL REPORT 3

[GRAPHIC OMITTED]  MARKET PERSPECTIVES
                   April 30, 2002
================================================================================


[PICTURE OMITTED]
YOUNG CHIN
Chief Investment Officer
Gartmore Global Investments


Amid signs of a global recovery, economically-sensitive Emerging Markets led the field, outpacing the S&P 500 Index by more than 35% from Oct. 31, 2001, through April 30, 2002.

In addition to Emerging Markets stocks, investors also favored companies that produced solid earnings coupled with low P/E ratios. Large-cap value stocks beat large-cap growth stocks by 11% during the period. Small-cap stocks, with more attractive valuations, beat large-cap stocks by almost 17%.

========================================================
MAJOR INDEX PERFORMANCE
Oct. 31, 2002-April 30, 2002                   6 Months
========================================================
S&P/IFCI Emerging Markets Composite Index         37.89%
--------------------------------------------------------
Russell 2000 Value Index                          29.03%
--------------------------------------------------------
S&P MidCap 400 Index                              20.04%
--------------------------------------------------------
Russell 2000 Index (small-cap)                    20.03%
--------------------------------------------------------
Russell 2000 Growth Index                         10.40%
--------------------------------------------------------
MSCI EAFE Small Cap Index                          9.84%
--------------------------------------------------------
Russell 1000 Value Index (large-cap value)         8.87%
--------------------------------------------------------
CSFB Global High Yield Index                       7.57%
--------------------------------------------------------
Russell MidCap Growth Index                        6.97%
--------------------------------------------------------
MSCI EAFE Index                                    5.66%
--------------------------------------------------------
MSCI World Index                                   3.47%
--------------------------------------------------------
Russell 1000 Index (large-cap)                     3.37%
--------------------------------------------------------
S&P 500 Index                                      2.31%
--------------------------------------------------------
Lehman Brothers Aggregate Bond Index              -0.01%
--------------------------------------------------------
Lehman Brothers Government/Credit Bond Index      -0.99%
--------------------------------------------------------
Russell 1000 Growth Index (large-cap growth)      -2.13%
========================================================
Source: Zephyr StyleADVISOR(R).

LARGE-CAP GROWTH: EARNINGS CONCERNS AND ACCOUNTING ISSUES

Potential accounting issues hurt large-cap growth favorites such as General Electric Co., Tyco International Ltd. and International Business Machines Corp. In addition, slowing earnings growth hurt stocks in the health-care, information technology and telecommunications sectors-which together comprise more than half of the Russell 1000 Growth Index.

Pharmaceutical stocks suffered due to generic competition and a slowdown in new product development. Information technology stocks declined amid news of weak capital spending and demand, as well as the sector's high P/E ratios. Telecommunications companies continued to struggle with heavy debt loads and weak cash flows that eroded earnings.

GLOBAL RECOVERY SIGNALS

Recovery signals included improving global industrial production as well as higher business and consumer confidence in Europe and the United States, along with several increases in the Organization for Economic Co-operation and Development's (OECD) leading indicator during the period. (The OECD tracks economic activity in the United States, Japan, Canada, Germany, France, Italy and the United Kingdom.)

In the United States, first-quarter economic growth rose to a much-stronger-than-anticipated 5.6%, and productivity increased to 8.4%.

IS THE RECOVERY SUSTAINABLE?

Expect a bumpy, U.S.-led global recovery driven by improving corporate earnings and consumer spending through 2002. Consumer spending is closely tied to employment levels. The unemployment level increased to 6% in April, but will begin to decrease as companies gain confidence in an improving economy.

Capital spending will not be a major factor in driving economic growth during 2002, but it should follow the earnings recovery by year-end.

WHAT FACTORS MIGHT DISRUPT THE GLOBAL RECOVERY?

1. The Mideast and Pakistan-India turmoil or another major terrorist attack could severely disrupt the global recovery, driving up the cost of world trade.

2. Global recovery could also be hurt by problems in the United States, including the funding of a large current account deficit ($400 billion dollars annually), a weakening dollar, and high levels of corporate and consumer debt.

During April, the U.S. dollar weakened against the Euro due to the growing size of the trade deficit and lackluster returns. If the U.S. dollar and stock market


                                                        2002 SEMIANNUAL REPORT 4

                                                                Look BEYOND.(SM)
================================================================================


continue to fall, the U.S.'s ability to finance the deficit by attracting foreign capital might be in jeopardy. However, with improving economic growth and profits, we believe that attracting foreign capital shouldn't be an issue this year.

Regarding debt levels, U.S. companies are focused on cutting costs, which should reduce debt needs. The consumer debt/income ratio has risen significantly in recent years, but this trend has been offset by an increase in assets. Overall, personal sector assets are still significantly greater than personal debt.

3.   Rising oil prices could also hurt the recovery.
A jump from $20 to $25 per barrel would increase U.S. inflation by 0.30% and decrease economic growth by the same rate. This wouldn't be that disruptive to the economy. However, an oil price of $30 per barrel, for at least a couple of months, would disrupt global growth.

4. Japan, the world's second-largest economy, is suffering through its third recession in 10 years, and could impair global growth if its economy continues to contract. However, we believe that Japan will benefit from an improving global economy, greater exports to the United States, and lower inventory levels.

HOW WILL THE RECOVERY AFFECT EARNINGS?

S&P 500 Index operating profits should benefit from the Federal Reserve's aggressive interest-rate reductions (the positive effects of these reduced borrowing costs usually take 12 months to be realized), and due to improved profit margins from lower costs and higher productivity. Although pricing will remain weak, revenues should rebound as demand and the economy improve.

In general, U.S. valuations are a neutral factor in the market. The S&P 500 Index's P/E ratio has remained very high by historical standards (23 as of April
30), well above the historical average of 13.76.* However, in a low-inflation and low-interest-rate environment, the market can support a higher P/E multiple. Moreover, earnings have been temporarily depressed by a high level of write-offs. Once earnings improve, valuations will decline.

HOW ARE WE POSITIONED FOR SHIFTING MARKETS?

In our global balanced accounts, we are:

-    Overweighted in equities versus bonds.

-    Overweighted in the more cyclical markets.

- Overweighted in U.S. and investment-grade bonds, particularly BBB-rated bonds.

We're overweighted in equities versus bonds in all balanced accounts because equities have greater price appreciation potential than bonds as profit news turns positive.

Anticipating ongoing global recovery, we're also overweighted in the more cyclical markets, including the Pacific and Emerging Markets. Emerging Markets are experiencing greater investor confidence. This, coupled with the economic recovery and attractive valuation levels, is providing growth stimulus.

We reduced our overweight position in U.S. assets to increase allocations to Japan and to cash. This was based on a weaker dollar and poor U.S. earnings reports as well as high valuations in the telecommunications and technology sectors. Based on signs of a bottoming economy, we increased our exposure to Japanese equities. Since valuations are so low, any economic and/or profit improvements may result in significant increases in returns.

In the United Kingdom-the most defensive market-we're underweighted, because its structure will likely cause it to underperform markets with heavier cyclical exposure. Conversely, European equities in balanced accounts are overweighted, because we believe they can increase from current valuation levels.

In the fixed-income allocation, we're overweighted in U.S. bonds, with a neutral position in UK and Euro bonds and a short position in Japanese bonds. Investment-grade bonds are emphasized, particularly BBB-rated bonds. With improving macroeconomic conditions and companies focused on strengthening balance sheets, we believe BBB-rated bonds offer the best value.

In our U.S.-only accounts, we are focused on consumer-related securities and technology stocks with low valuations.

Based on strong consumer spending, we're focused on the consumer discretionary sector (retail) and on consumer-driven industry groups, such as housing and home improvement retailers, within the sector.

Given the recent volatility within the technology sector, we remain focused on discovering growth opportunities coupled with low valuations.

For more information on specific funds, visit our Web site GARTMOREFUNDS.COM.


--------------------------------------------------------------------------------
* The Supply of Stock Market Returns, Roger G. Ibbotson, Ph.D and Peng Chen, Ph.D., CFA, Ibbotson Associates, June 2001.

International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets. Small-cap stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.


                                                        2002 SEMIANNUAL REPORT 5

[GRAPHIC OMITTED]  GARTMORE GLOBAL                  Class A Shares symbol: GLFAX
                   FINANCIAL SERVICES FUND          Class B Shares symbol: GLFBX
                                                    Class C Shares symbol: GLFCX
                                                    Institutional Service
SECTOR Series                                                Class symbol: GFISX
================================================================================


HOW DID THE FUND PERFORM?

Since its inception on Dec. 18, 2001, the Fund has outperformed its benchmark, returning 3.42%* versus 2.14% for the Morgan Stanley Capital International World Financials Index (the "MSCI World Financials Index"). For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period versus 8.60% for the MSCI World Financials Index during the period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The market favored stocks that would benefit from a global economic recovery and those with low valuations (price/earnings ratio) during the period. Cyclical sectors and industries outperformed, as well as lower-priced securities. Investors preferred cheaper stocks in an environment of weak corporate earnings coupled with accounting and credit quality issues.

Financial stocks outperformed the overall market due to their attractive valuations (price/earnings ratio), solid earnings and revenue growth, as well as investors' expectations of greater market-sensitive revenue growth from the recovery.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The banking industry drove performance within the sector, particularly regional retail banks with visible earnings growth, modest valuations and few, if any, credit quality issues. Mortgage-sensitive stocks were hit by a fear of interest-rate hikes, while credit quality/accounting issues prompted selling of market-sensitive revenue stocks. In addition, New York Attorney General Eliot Spitzer's investigation into brokerage firms' research practices hurt the group as investors feared lost revenues and more litigation.

The largest contributors to outperformance during the period were non-domestic bank stocks, including the State Bank of India GDR (up 51%), the country's largest bank, which was driven by attractive valuations as well as its large and growing market share. Allied Irish Bank (up 36%) and UnionBanCal (up 45%) also gained strongly during the period.

Examples of the biggest negative contributors were American International Group, Credit Suisse Group and Freddie Mac. American International Group (down 12%) suffered from investors' concerns about accounting issues, slowing revenue growth and high valuations. Credit Suisse (down 2.50%) reflected concerns about credit risk and the timing and extent of an economic recovery, while Freddie Mac (down 4%) fell victim to interest-rate concerns.

Our overweight position in U.S. securities hurt performance due to the depreciation in the U.S. dollar during April. The MSCI World Financials Index benefited from its greater exposure to foreign investments, which gained as the U.S. dollar weakened.

HOW IS THE FUND POSITIONED?

The main theme underlying our portfolio strategy is the global economic recovery. We are adding to investment services firms expected to benefit from short-term rising market levels. For the long-term, demographic growth, development of capital markets (particularly in emerging markets) and the disintermediation of traditional banks (the movement of funds from low-yielding accounts at traditional banks to higher-yielding investments in the market) should provide a solid framework for growth.

PORTFOLIO MANAGER: ROBERT MURPHY

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.


PORTFOLIO MARKET VALUE $3,065,793
APRIL 30, 2002

AGGREGATE TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                                    INCEPTION(1)
=====================================================
Class A   w/o SC(2)                            3.42%
          w/SC(3)                             -2.52%
-----------------------------------------------------
Class B   w/o SC(2)                            3.10%
          w/SC(4)                             -1.90%
-----------------------------------------------------
Class C   w/o SC(2)                            3.10%
          w/SC(5)                              1.09%
-----------------------------------------------------
Institutional Service Class(6)                 3.53%
-----------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 18, 2001.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.

6    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

              Local Shares  MSCI World Financials Sector TR   CPI
Dec 18, 2001          9425                            10000  10000
Apr 30, 2002          9747                            10213  10167

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index
(CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World Index(SM) measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Financials Index is made up of industry groups such as banks, diversified financials, insurance and real estate.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                        2002 SEMIANNUAL REPORT 6

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================


GARTMORE GLOBAL FINANCIAL SERVICES FUND
====================================================================================
Common Stocks (97.4%)
====================================================================================

                                                     SHARES OR
                                                  PRINCIPAL AMOUNT        VALUE
====================================================================================
BELGIUM (1.5%)
FINANCIAL SERVICES (1.5%)
Fortis                                                        2,000  $       45,920
                                                                     ---------------
====================================================================================
CANADA (1.5%)
FINANCIAL SERVICES (1.5%)
Sun Life Financial Services of Canada, Inc.                   2,100          46,035
                                                                     ---------------
====================================================================================
INDIA (2.7%)
BANKING (2.7%)
State Bank of India GDR                                       7,000          84,560
====================================================================================
IRELAND (5.0%)
BANKING (5.0%)
Allied Irish Banks PLC                                        5,600          73,926
DePfa Bank PLC (b)                                            1,200          82,181
                                                                     ---------------
                                                                            156,107
====================================================================================
NETHERLANDS (3.2%)
FINANCIAL SERVICES (3.2%)
Euronext NV                                                   4,800          99,525
                                                                     ---------------
====================================================================================
SPAIN (5.8%)
BANKING (3.3%)
Banco Bilbao Vizcaya Argentaria SA                            3,000          34,981
Banco Santander Central Hispano SA                            7,200          66,696
                                                                     ---------------
                                                                            101,677
                                                                     ---------------
INSURANCE (2.5%)
Corporacion MapFre SA                                        11,500          77,616
                                                                     ---------------
                                                                            179,293
                                                                     ---------------
====================================================================================
SWITZERLAND (8.3%)
BANKING (5.0%)
Credit Suisse Group (b)                                       2,900         103,372
UBS AG (b)                                                    1,100          53,028
                                                                     ---------------
                                                                            156,400
                                                                     ---------------
INSURANCE (3.3%)
Swiss Re                                                      1,000         100,920
                                                                     ---------------
                                                                            257,320
                                                                     ---------------
====================================================================================
UNITED KINGDOM (3.5%)
BANKING (3.5%)
Royal Bank of Scotland Group PLC                              3,800         108,983
                                                                     ---------------
====================================================================================
UNITED STATES (65.9%)
BANKING (18.5%)
BB&T Corp.                                                    1,900          72,352
Charter One Financial, Inc.                                   2,400          84,912
Comerica, Inc.                                                1,300          81,705
FleetBoston Financial Corp.                                   3,200         112,960


                                                         SHARES OR
                                                      PRINCIPAL AMOUNT       VALUE
====================================================================================
UNITED STATES (continued)
U.S. Bancorp                                                  3,400          80,580
UnionBanCal Corp.                                               700          33,880
Wells Fargo & Co                                              2,100         107,415
                                                                     ---------------
                                                                            573,804
                                                                     ---------------
FINANCIAL SERVICES (36.6%)
American Express Co.                                          1,200          49,212
Citigroup, Inc.                                               3,100         134,230
Fannie Mae                                                    2,000         157,859
Freddie Mac                                                   1,800         117,630
Household International, Inc.                                 1,700          99,093
J.P. Morgan Chase & Co.                                       2,600          91,260
Merrill Lynch & Co., Inc.                                     2,300          96,462
Morgan Stanley Dean Witter & Co.                              2,600         124,072
The Bank of New York Co., Inc.                                3,300         120,747
Washington Mutual, Inc.                                       3,900         147,147
                                                                      --------------
                                                                          1,137,712
                                                                      --------------
INSURANCE (10.8%)
American International Group, Inc.                            1,200          82,944
Everest Re Group Ltd.                                           400          27,160
John Hancock Financial Services, Inc.                         1,000          38,600
Lincoln National Corp.                                        1,500          71,850
Principal Financial Group, Inc. (b)                           2,400          66,720
Prudential Financial, Inc. (b)                                1,500          48,150
                                                                     ---------------
                                                                            335,424
                                                                     ---------------
                                                                          2,046,940
                                                                     ---------------
TOTAL COMMON STOCKS                                                       3,024,683
                                                                     ---------------
====================================================================================
REPURCHASE AGREEMENT (1.3%)
====================================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $ 41,112
  (Fully collateralized by FNMB securities)          $       41,110          41,110
                                                                     ---------------
TOTAL REPURCHASE AGREEMENT                                                   41,110
                                                                     ---------------
TOTAL INVESTMENTS (COST $2,983,262) (A) -- 98.7%                          3,065,793
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%                                39,162
                                                                     ---------------
NET ASSETS -- 100.0%                                                 $    3,104,955
                                                                     ===============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                         $      198,903
     Unrealized depreciation                                               (116,372)
                                                                     ---------------
     Net unrealized appreciation                                     $       82,531
                                                                     ===============
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

FNMB    Federal National Mortgage Bank
GDR     Global Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        2002 SEMIANNUAL REPORT 7

[GRAPHIC OMITTED]  GARTMORE GLOBAL                  Class A Shares symbol: GLSAX
                   HEALTH SCIENCES FUND             Class B Shares symbol: GLSBX
                                                    Institutional Service
SECTOR Series                                                Class symbol: GLSIX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 4.07%* versus -5.01% for the Goldman Sachs Healthcare Index (the "Index"). For the trailing 12 months, the Fund returned 11.10%* versus the Index, which returned -4.84%. For comparison purposes, the S&P 500 Index returned 2.31% for the six-month period ended April 30, 2002.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Health-care stocks generally outperformed the broad market for the six-month period. Historically, health-care stocks tend to perform well at times of market uncertainties, and this period was full of concerns, including questions about the strength of the economic recovery and its impact on profits, as well as Mideast political unrest.

Consequently, after September 11, investors turned to the health-care sector, particularly providers of health care and health services, for safety. However, key drug approval and manufacturing problems in several pharmaceutical companies threatened the refuge, pulling the entire health-care sector into negative territory during the period.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The medical services industry was the Fund's strongest contributor, while the pharmaceutical sector hurt the Fund's performance the most. The portfolio vastly outperformed the benchmark, largely due to its holdings in several key health-care and health-service providers. Anthem Inc. (up 34%), Caremark Rx, Inc. (up 33%), Gentiva Health Services, Inc. (up 30%), Laboratory Corporation of America Holdings (up 26%) and Tenet Healthcare Corp. (up 23%) all contributed strongly to the portfolio's performance.

Another contributor to performance was Immunex Corp., a leading biopharmaceutical company that creates drugs for the immune system (up 16%). At the end of the year, Amgen Inc. announced that it would acquire Immunex, raising Immunex's stock price.

HOW IS THE FUND POSITIONED?

As the economy continues to recover, the health-care sector should benefit. We remain optimistic about the outlook of the health-care industry, because the underlying fundamentals are strong, and many of these firms continue to beat consensus expectations. Earnings growth continues to hold up and should remain steady during the next several years, fueled by an aging population and new product development.

PORTFOLIO MANAGER: PAUL CLUSKEY

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $3,198,054
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                                         1     INCEPTION(1)
================================================================
Class A   w/o SC(2)                         11.10%        -2.11%
          w/SC(3)                            4.75%        -6.35%
----------------------------------------------------------------
Class B   w/o SC(2)                         10.42%        -2.71%
          w/SC(4)                            5.42%        -5.63%
----------------------------------------------------------------
Institutional Service Class (5)             11.56%        -1.76%
----------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 29, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

                 Class A  GS Healthcare   CPI
Dec 28, 2000        9425          10000  10000
Oct 31, 2001        8802           8382  10213
Apr 30, 2002        9160           7962  10325

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The GS Healthcare is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the economic sector of healthcare.

(a) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                        2002 SEMIANNUAL REPORT 8

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================

GARTMORE GLOBAL HEALTH SCIENCES FUND

COMMON STOCKS (91.3%)
=================================================================================

                                                      SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
=================================================================================
DRUGS (23.9%)
Amgen, Inc. (b)                                                1,550  $   81,964
Axcan Pharma, Inc. (b)                                         4,000      53,120
Cephalon, Inc. (b)                                               620      36,357
First Horizon Pharmaceutical Corp. (b)                         3,600      93,744
Forest Laboratories, Inc. (b)                                    980      75,597
King Pharmaceuticals, Inc. (b)                                 1,910      59,859
Pfizer, Inc.                                                   2,424      88,112
Pharmacia Corp.                                                3,480     143,480
Salix Pharmaceuticals Ltd. (b)                                 2,350      34,825
Wyeth                                                            951      54,207
                                                                      -----------
                                                                         721,265
                                                                      -----------
=================================================================================
HEALTHCARE COST CONTAINMENT (9.4%)
Caremark Rx, Inc. (b)                                          6,110     131,365
McKesson Corp.                                                 3,750     151,463
                                                                      -----------
                                                                         282,828
                                                                      -----------
=================================================================================
HEALTHCARE FACILITIES (1.9%)
Beverly Enterprises, Inc. (b)                                  6,650      57,190
                                                                      -----------
=================================================================================
HEALTHCARE SERVICES (10.1%)
AmerisourceBergen Corp.                                        1,000      77,500
Cross Country, Inc. (b)                                        3,160      95,622
Medical Staffing Network Holdings, Inc. (b)                    2,800      67,872
Priority Healthcare Corp., Series B (b)                        2,150      63,941
                                                                      -----------
                                                                         304,935
                                                                      -----------
=================================================================================
INSURANCE -- LIFE & HEALTH (4.5%)
Anthem, Inc. (b)                                               1,180      80,476
Unitedhealth Group, Inc.                                         620      54,442
                                                                      -----------
                                                                         134,918
                                                                      -----------
=================================================================================
MEDICAL -- BIOMEDICAL / GENETIC (8.7%)
Affymetrix, Inc. (b)                                           1,160      29,429
Genzyme Corp. (b)                                              1,540      63,048
Millennium Pharmaceuticals, Inc. (b)                           1,830      36,527
NPS Pharmaceuticals, Inc. (b)                                    970      28,916
St. Jude Medical, Inc. (b)                                     1,240     103,180
                                                                      -----------
                                                                         261,100
                                                                      -----------
=================================================================================
MEDICAL -- HOSPITALS (13.9%)
HCA-The Healthcare Co.                                         1,840      87,934
LifePoint Hospitals, Inc. (b)                                  2,200      92,399
Odyssey Healthcare, Inc. (b)                                   1,690      57,494
Tenet Healthcare Corp. (b)                                     1,410     103,451
Wellpoint Health Networks, Inc. (b)                            1,060      79,585
                                                                      -----------
                                                                         420,863
                                                                      -----------


                                                      SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
=================================================================================
MEDICAL INFORMATION SYSTEMS (1.5%)
Cerner Corp. (b)                                                 850  $   45,144
                                                                      -----------
=================================================================================
MEDICAL INSTRUMENTS (1.5%)
Fischer Imaging  Corp. (b)                                     1,710      21,717
Ventana Medical Systems (b)                                    1,050      23,856
                                                                      -----------
                                                                          45,573
                                                                      -----------
=================================================================================
MEDICAL PRODUCTS (8.4%)
Baxter International, Inc.                                       640      36,416
Henry Schein, Inc. (b)                                         1,620      77,096
Johnson & Johnson                                              2,170     138,576
                                                                      -----------
                                                                         252,088
                                                                      -----------
=================================================================================
PHARMACY SERVICES (5.0%)
AdvancePCS (b)                                                 1,600      54,096
Atrix Labs, Inc. (b)                                           1,390      33,304
Express Scripts, Inc., Class A (b)                             1,020      64,475
                                                                      -----------
                                                                         151,875
                                                                      -----------
=================================================================================
THERAPEUTICS (2.5%)
CV Therapeutics, Inc. (b)                                      1,540      44,567
United Therapeutics Corp. (b)                                  2,620      31,414
                                                                      -----------
                                                                          75,981
                                                                      -----------
TOTAL COMMON STOCKS                                                    2,753,760
                                                                      -----------


REPURCHASE AGREEMENT (14.7%)
=================================================================================

Fifth Third Bank, 1.69%, dated 04/30/02,
   due 05/01/02, repurchase price $444,315
   (Fully collateralized by FHARM)                    $      444,294     444,294
                                                                      -----------
TOTAL REPURCHASE AGREEMENT                                               444,294
                                                                      -----------
TOTAL INVESTMENTS (COST $3,051,838) (a) -- 106.0%                      3,198,054

LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.0)%                         (180,701)
                                                                      -----------
NET ASSETS -- 100.0%                                                  $3,017,353
                                                                      ===========


(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                          $  201,623
     Unrealized depreciation                                             (55,407)
                                                                      -----------
     Net unrealized appreciation                                      $  146,216
                                                                      ===========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

FHARM Freddie Mac Adjustable Rate Mortgage

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        2002 SEMIANNUAL REPORT 9

[GRAPHIC OMITTED]  GARTMORE GLOBAL TECHNOLOGY       Class A Shares symbol: GAGTX
                   AND COMMUNICATIONS FUND          Class B Shares symbol: GBGTX
                                                    Class C Shares symbol: GCGTX
                                                    Institutional Service
SECTOR Series                                              Class symbol: GIGTX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund slightly underperformed its benchmark, returning -9.95%* versus -9.60% for the Morgan Stanley High-Tech 35 Index (the "Index"). For the trailing 12 months, the Fund returned -32.71%*, outperforming the Index, which returned -34.29%. For broader comparison purposes, the highly diversified S&P 500 Index returned 2.31% during the same six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The six-month period captured the beginnings of a turnaround in the equity markets and in the U.S. economy.

However, the information technology sector -- with the exception of the semiconductor subsector -- failed to participate. Information technology continued to be hampered by weak corporate capital spending and high price/earnings ratios. In light of the Enron scandal, several major companies including International Business Machines Corp. and Computer Associates, within the sector were weakened by investors concerns about their accounting practices.

The steep decline of spending in the technology was a major contributor to the severe contraction in the economy during 2000 and 2001. However, we expect to see a rebound in corporate capital spending -- and thus improvements in earnings opportunities for technology companies -- in the latter half of 2002 at the earliest.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Semiconductors provided a bright spot during this period -- used in a multitude of technological devices, including computers, cell phones, set-top boxes and other electronic devices.

The Fund benefited most from holdings such as Taiwan Semiconductor Manufacturing Co. Ltd. (up 37.10%), Centillium Communications Inc. (up 21.80%) and Axcelis Communications (up 2.04%).

Performance detractors included Cisco Systems, Inc. (communications technology), which fell 11.45% because of a string of weak earnings reports and post-Enron accounting concerns; Brocade Communications Systems Inc. (storage networking), whose stock fell 14.47% in line with lower demand for storage; and VERITAS Software Corp. (software maker) whose stock fell 28.64% as a result of a lower-than-expected second-quarter outlook coupled with a price/earnings ratio that many investors considered to be too high.

HOW IS THE FUND POSITIONED?

The Fund remains rather defensive, with an overweighting in Internet retail and an underweighting in the communications equipment and computers and peripherals industries. These industries will pick up again only after the U.S. economy has established two consecutive quarters' worth of strong, broad-based economic growth (3% or more).

On the positive side, we believe semiconductors will be the first industry to benefit from a broader recovery, consequently, we are overweight in semiconductor equipment and products in anticipation of an eventual recovery in the technology sector.

PORTFOLIO MANAGER: AARON HARRIS

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.


PORTFOLIO MARKET VALUE $4,279,397
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30. 2002)


YEARS                                         1     INCEPTION(1)
================================================================
Class A    w/o SC(2)                       -32.71%       -40.10%
           w/SC(3)                         -36.60%       -42.01%
----------------------------------------------------------------
Class B    w/o SC(2)                       -33.21%       -40.64%
           w/SC(4)                         -36.55%       -41.85%
----------------------------------------------------------------
Class C(5) w/o SC(2)                       -32.90%       -40.36%
           w/SC(6)                         -34.18%       -40.69%
----------------------------------------------------------------
Institutional Service Class(7)             -32.10%       -39.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on June 30, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

              Class A  Morgan Stanley High Tech   CPI
Jun 30, 2000     9425                     10000  10000
Oct 31, 2000    10471                      9136  10099
Oct 31, 2001     4091                      4346  10313
Apr 30, 2002     3684                      3929  10427

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Morgan Stanley High-Tech is an equal dollar-weighted index of 35 stocks in nine different technology subsectors.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 10

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

COMMON STOCKS (98.5%)
======================================================================================

                                                            SHARES OR
                                                        PRINCIPAL AMOUNT      VALUE
======================================================================================
FINLAND (2.0%)
TELECOM EQUIPMENT (2.0%)
Nokia Corp. ADR                                                     4,800  $   78,048
                                                                           -----------
======================================================================================
JAPAN (1.4%)
COMPUTER SOFTWARE (1.4%)
Capcom Co. Ltd.                                                     1,900      56,822
                                                                           -----------
======================================================================================
KOREA (2.3%)
ELECTRONICS (2.3%)
Samsung Electronics Co. Ltd.                                          300      88,559
                                                                           -----------
======================================================================================
NETHERLANDS (2.4%)
SPECIAL INDUSTRY MACHINERY (2.4%)
ASM Holding N.V. (b)                                                4,300      96,019
======================================================================================
TAIWAN (3.2%)
SEMICONDUCTORS (3.2%)
Taiwan Semiconductor ADR (b)                                        7,100     125,670
                                                                           -----------
======================================================================================
UNITED STATES (87.2%)
AEROSPACE & MILITARY TECHNOLOGY (0.2%)
Integrated Defense Technologies, Inc. (b)                             200       5,990
                                                                           -----------
AEROSPACE / DEFENSE (3.6%)
L-3 Communications Holdings, Inc. (b)                               1,100     140,558
                                                                           -----------
COMPUTER HARDWARE (8.0%)
Dell Computer Corp. (b)                                             7,400     194,916
Lexmark International, Inc. (b)                                     2,000     119,560
                                                                           -----------
                                                                              314,476
                                                                           -----------
COMPUTER SERVICES (9.9%)
Anteon International Corp. (b)                                      3,400      77,350
eBay, Inc. (b)                                                      3,700     196,470
JDA Software Group, Inc. (b)                                        3,800     114,912
                                                                           -----------
                                                                              388,732
                                                                           -----------
COMPUTER SOFTWARE (14.9%)
Adobe Systems, Inc.                                                 2,300      91,908
Documentum, Inc. (b)                                                3,000      58,260
Electronic Arts, Inc. (b)                                           2,900     171,245
Manhattan Associates, Inc. (b)                                        600      18,948
Microsoft Corp. (b)                                                 2,600     135,876
VERITAS Software Corp. (b)                                          3,900     110,526
                                                                           -----------
                                                                              586,763
                                                                           -----------
COMPUTERS -- INTEGRATED SYSTEMS (8.9%)
Brocade Communications Systems, Inc. (b)                            7,400     189,366
Riverstone Networks, Inc. (b)                                      11,500      54,050
Sigma Designs, Inc. (b)                                            26,900     107,331
                                                                           -----------
                                                                              350,747
                                                                           -----------
DATA PROCESSING & REPRODUCTION (0.8%)
First Data Corp.                                                      400      31,796
                                                                           -----------
ELECTRONICS (2.6%)
InVision Technologies, Inc. (b)                                     1,500      33,900
OSI Systems, Inc. (b)                                               3,500      69,930
                                                                           -----------
                                                                              103,830
                                                                           -----------


                                                            SHARES OR
                                                        PRINCIPAL AMOUNT      VALUE
======================================================================================
UNITED STATES (continued)
MOTION PICTURES & SERVICES (2.8%)
Macrovision Corp. (b)                                               4,900  $  108,927
                                                                           -----------
NETWORKING (4.7%)
Cisco Systems, Inc. (b)                                            12,600     184,590
                                                                           -----------
RADIO (3.8%)
Radio One, Inc. (b)                                                 4,900     109,760
Regent Communications, Inc. (b)                                     5,300      40,439
                                                                           -----------
                                                                              150,199
                                                                           -----------
SEMICONDUCTORS (16.3%)
Fairchild Semiconductor Corp. (b)                                   3,100      83,514
LSI Logic Corp. (b)                                                 7,200      92,520
National Semiconductor Corp. (b)                                    3,500     110,320
ON Semiconductor Corp. (b)                                          3,800      13,832
Semtech Corp. (b)                                                   2,600      83,148
Silicon Laboratories, Inc. (b)                                      3,300      97,548
Texas Instruments, Inc.                                             5,000     154,650
                                                                           -----------
                                                                              635,532
                                                                           -----------
SPECIAL INDUSTRY MACHINERY (5.4%)
Axcelis Technologies, Inc. (b)                                     14,800     213,121
                                                                           -----------
TELECOM EQUIPMENT (5.3%)
Centillium Communications, Inc. (b)                                 7,700      89,474
UTStarcom, Inc. (b)                                                 4,800     117,600
                                                                           -----------
                                                                              207,074
                                                                           -----------
                                                                            3,422,335
                                                                           -----------
TOTAL COMMON STOCKS                                                         3,867,453
                                                                           -----------

======================================================================================
REPURCHASE AGREEMENT (10.5%)
======================================================================================

Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $411,963
  (Fully collateralized by FHARM)                          $      411,944     411,944
                                                                           -----------
TOTAL REPURCHASE AGREEMENT                                                    411,944
                                                                           -----------
TOTAL INVESTMENTS (COST $4,548,227) (A) -- 109.0%                           4,279,397
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.0)%                              (354,390)
                                                                           -----------
NET ASSETS -- 100.0%                                                       $3,925,007
                                                                           ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                               $   36,338
     Unrealized depreciation                                                 (305,168)
                                                                           -----------
     Net unrealized depreciation                                           $ (268,830)
                                                                           ===========

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR    American Depositary Receipt

FHARM  Freddie Mac Adjustable Rate Mortgage

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 11

[GRAPHIC OMITTED]  GARTMORE GLOBAL                  Class A Shares symbol: GGUAX
                   UTILITIES FUND                   Class B Shares symbol: GGUBX
                                                    Class C Shares symbol: GGUCX
                                                    Institutional Service
SECTOR Series                                               Class symbol: GUISX
================================================================================


HOW DID THE FUND PERFORM?

Since inception on Dec. 18, 2001, the Fund underperformed its benchmark, returning -14.00%* versus -13.96% for the MSCI World
Telecommunications/Utilities Composite Index. For broader comparison purposes, the S&P 500 Index returned -5.80% for the four-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

We are excited about the long-term opportunities in the utilities sector driven by the world's unceasing demand for power and information. In the short term, the sector outlook is extremely positive because demand for power and data will increase, as the global economy recovers.

Two exciting developments are occurring within the U.S. telecommunications industry. First, local carriers will be allowed to offer long-distance services and compete more effectively with existing long-distance providers. Second, the U.S. and global industry has been working on an integrated communication network that combines voice, data (Internet) and video.

Unfortunately, the long-distance carriers in the telecommunications industry are currently experiencing the pain of transition. These companies are weighed down with huge debt loads and are waging price wars to offset greater competition. During the four-month period, some high-profile companies suffered from investors' accounting concerns and lowered debt ratings, including Qwest Communications International Inc. and WorldCom Group.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Traditional utilities such as Southern Corp. (up 12%) and FPL Group, Inc. (up 13%) rose strongly, based on the prospects for rising demand and prices amid a global recovery. Dominion Resources, Inc., (up 14%) an integrated oil, gas and electricity holding company, benefited from rising oil prices. Positive returns were offset somewhat by companies that still suffered from accounting and earnings clarity issues, such as El Paso Corp., the energy supplier, which fell 10%.

WorldCom, (down 67%), the U.S.'s second-largest long-distance company, fell sharply during the period, especially after ratings agencies, who had become more vigilant after the Enron crisis, lowered their debt rating on the company to "junk" status (the Fund sold its holdings in WorldCom before the downgrade). Sprint PCS, (down 52%) suffered from lower subscriptions and declining profits, which cast doubt over its future earnings expectations.

HOW IS THE FUND POSITIONED?

The fallout within the telecommunications sector will result in clear winners and losers, and ultimately in consolidation. As the weaker players fail, we expect pricing power and growth opportunities to emerge for the surviving companies.

Consequently, we have increased our allocations within this industry group to those companies that are demonstrating the ability to be among the ultimate "winners." We're focusing on companies with stable cash flow and manageable debt loads, such as SBC Communications Inc., the telecommunications provider; and Vodafone Group, the wireless telecommunications provider. We also are increasing our investments in regulated utilities such as the German company, E.On AG.

PORTFOLIO MANAGER: JULIAN SINCLAIR

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $2,523,227

APRIL 30, 2002

AGGREGATE TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                            INCEPTION(1)
=============================================
Class A   w/o SC(2)                   -14.00%
          w/SC(3)                     -18.94%
---------------------------------------------
Class B   w/o SC(2)                   -14.20%
          w/SC(4)                     -18.49%
---------------------------------------------
Class C   w/o SC(2)                   -14.20%
          w/SC(5)                     -15.90%
---------------------------------------------
Institutional Service Class(6)        -13.90%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 18, 2001.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.

6    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

              Class A  Composite   CPI   MSCI World Telecom  MSCI World Utilities
Dec 18, 2001     9425      10000  10000               10000                 10000
Apr 30, 2002     8106       8604  10167                7637                 10207


Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World Indexsm measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Telecom is made up of industry groups such as diversified and wireless.

(b) The MSCI World Indexsm measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c) The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 12

STATEMENT OF INVESTMENTS
April 30, 2002 (unaudited)
================================================================================


GARTMORE GLOBAL UTILITIES FUND

COMMON STOCKS (95.6%)
==============================================================================

                                                    SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
FRANCE (2.8%)
WATER UTILITY (2.8%)
Suez SA                                                     2,400  $   71,475
                                                                   ----------
==============================================================================
GERMANY (6.2%)
GAS & ELECTRIC UTILITY (3.6%)
E. ON AG                                                    1,800      93,183
                                                                   ----------
==============================================================================
TELECOMMUNICATIONS (2.6%)
Deutsche Telekom AG                                         5,100      67,923
                                                                   ----------
                                                                      161,106
                                                                   ----------
==============================================================================
HONG KONG (1.0%)
TELECOMMUNICATIONS (1.0%)
China Mobile Ltd. (b)                                       8,000      26,208
                                                                   ----------
==============================================================================
ITALY (4.2%)
ELECTRIC UTILITY (1.1%)
Enel SpA                                                    4,900      29,097
                                                                   ----------
==============================================================================
TELECOMMUNICATIONS (3.1%)
Telecom Italia Mobile SpA                                   5,600      24,474
Telecom Italia SpA                                         10,200      54,688
                                                                   ----------
                                                                       79,162
                                                                   ----------
                                                                      108,259
                                                                   ----------
==============================================================================
JAPAN (6.4%)
ELECTRIC UTILITY (1.4%)
Tokyo Electric Power Co.                                    2,000      36,449
                                                                   ----------
==============================================================================
TELECOMMUNICATIONS (5.0%)
Nippon Telegraph & Telephone Corp.                             20      78,660
NTT DoCoMo, Inc. (b)                                           20      50,935
                                                                   ----------
                                                                      129,595
                                                                   ----------
                                                                      166,044
                                                                   ----------
==============================================================================
MEXICO (0.6%)
TELECOMMUNICATIONS (0.6%)
Telefonos De Mexico  SA de CV ADR                             400      15,136
                                                                   ----------
==============================================================================
NETHERLANDS (1.3%)
TELECOMMUNICATIONS (1.3%)
Koninklijke KPN NV (b)                                      7,600      34,447
                                                                   ----------


                                                    SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
PORTUGAL (1.7%)
ELECTRIC UTILITY (0.5%)
Electricidade de Portugal SA                                6,700  $   13,826
                                                                   ----------
TELECOMMUNICATIONS (1.2%)
Portugal Telecom SA (b)                                     4,000      29,195
                                                                   ----------
                                                                       43,021
                                                                   ----------
==============================================================================
SPAIN (5.9%)
ELECTRIC UTILITY (2.9%)
Endesa SA                                                   2,800      42,892
Iberdrola SA                                                2,300      31,544
                                                                   ----------
                                                                       74,436
                                                                   ----------
TELECOMMUNICATIONS (3.0%)
Telefonica SA (b)                                           7,332      78,490
                                                                   ----------
                                                                      152,926
                                                                   ----------
==============================================================================
SWITZERLAND (1.2%)
TELECOMMUNICATIONS (1.2%)
Swisscom AG                                                   100      29,844
                                                                   ----------
==============================================================================
UNITED KINGDOM (21.9%)
ELECTRIC UTILITY (3.9%)
National Grid Group PLC                                     4,500      32,265
Scottish & Southern Energy PLC                              6,900      67,874
                                                                   ----------
                                                                      100,139
                                                                   ----------

GAS UTILITY (4.7%)
Centrica PLC                                               19,300      59,416
Lattice Group PLC                                          23,100      62,446
                                                                   ----------
                                                                      121,862
                                                                   ----------

TELECOMMUNICATIONS (10.9%)
BT Group PLC (b)                                           31,900     119,939
Vodafone Group PLC                                        100,151     161,639
                                                                   ----------
                                                                      281,578
                                                                   ----------

WATER UTILITY (2.4%)
Severn Trent PLC                                            1,600      18,269
United Utilities PLC                                        4,600      44,143
                                                                   ----------
                                                                       62,412
                                                                   ----------
                                                                      565,991
                                                                   ----------
==============================================================================
UNITED STATES (42.4%)
ELECTRIC UTILITY (11.2%)

American Electric Power Co., Inc.                             900      41,220
Entergy Corp.                                               1,500      69,600
FPL Group, Inc                                                900      57,141
PPL Corp.                                                   1,200      45,732
Southern Co.                                                2,700      76,545
                                                                   ----------
                                                                      290,238
                                                                   ----------


                                                       2002 SEMIANNUAL REPORT 13

                   April 30, 2002 (unaudited)
SECTOR Series
================================================================================

GARTMORE GLOBAL UTILITIES FUND (Continued)

COMMON STOCKS (continued)
==============================================================================

                                                    SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
UNITED STATES (continued)
GAS & ELECTRIC UTILITY (10.0%)
Dominion Resources, Inc.                                    1,300  $   86,346
Duke Energy Corp.                                           1,800      68,994
Exelon Corp.                                                1,300      70,590
Nisource, Inc.                                              1,400      30,940
                                                                   ----------
                                                                      256,870
                                                                   ----------

GAS UTILITY (3.6%)
El Paso Corp.                                               1,300      52,000
Williams Companies, Inc. (The)                              2,200      42,020
                                                                   ----------
                                                                       94,020
                                                                   ----------

TELECOMMUNICATIONS (17.6%)
AT&T Corp.                                                  5,500      72,160
KT Corp. ADR                                                  700      15,855
SBC Communications, Inc                                     5,500     170,829
Sprint Corp. (b)                                            3,200      35,872
Verizon Communications, Inc.                                3,900     156,429
                                                                   ----------
                                                                      451,145
                                                                   ----------
                                                                    1,092,273
                                                                   ----------

TOTAL COMMON STOCKS                                                 2,466,730
                                                                   ----------

REPURCHASE AGREEMENT (2.2%)
==============================================================================

                                                    SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
   due 05/01/02, repurchase price $56,500
   (Fully collateralized by Freddie Mac
   Gold Securities)                             $          56,497  $   56,497
                                                                   ----------

TOTAL REPURCHASE AGREEMENT                                             56,497
                                                                   ----------

TOTAL INVESTMENTS (COST $2,705,585) (A)  97.8%                      2,523,227

OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%                            56,886
                                                                   ----------
NET ASSETS  100.0%                                                 $2,580,113
                                                                   ==========


(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                       $  85,625
     Unrealized depreciation                                        (267,983)
                                                                   ----------
     Net unrealized depreciation                                   $(182,358)
                                                                   ==========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 14

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
================================================================================


                                                                                                   GARTMORE
                                                            GARTMORE            GARTMORE            GLOBAL        GARTMORE
                                                             GLOBAL              GLOBAL         TECHNOLOGY AND     GLOBAL
                                                       FINANCIAL SERVICES    HEALTH SCIENCES    COMMUNICATIONS    UTILITIES
                                                              FUND                FUND               FUND           FUND
============================================================================================================================
ASSETS:
Investments, at value (cost $2,942,152; $2,607,544;
  $4,136,283 and $2,649,088; respectively)            $         3,024,683   $      2,753,760   $     3,867,453   $2,466,730
Repurchase agreements, at cost                                     41,110            444,294           411,944       56,497
                                                      --------------------  -----------------  ----------------  -----------
    Total Investments                                           3,065,793          3,198,054         4,279,397    2,523,227
                                                      --------------------  -----------------  ----------------  -----------
Cash                                                                   --                 --                --           19
Foreign currency, at value (cost $1,153; $0; $1,
  and $0; respectively)                                             1,155                 --             1,445           --
Interest and dividends receivable                                   5,876                473               238        4,911
Receivable for investments sold                                         -            208,097             2,388       74,261
Receivable from adviser for losses realized on the
  disposal of investments                                               -                 --            29,920           --
Receivable from adviser                                             5,062              3,581             3,726        5,225
Reclaims receivable                                                   164                 --                --          266
Prepaid expenses and other assets                                  31,362             17,002             9,192       31,812
                                                      --------------------  -----------------  ----------------  -----------
    Total Assets                                                3,109,412          3,427,207         4,326,306    2,639,721
                                                      --------------------  -----------------  ----------------  -----------
LIABILITIES:
Payable for investments purchased                                       -            404,204           360,867       55,822
Accrued expenses and other payables
  Investment advisory fees                                          2,574              2,292             3,239        1,751
  Fund administration and transfer agent fees                         433                515             3,864          583
  Distribution fees                                                 1,447                887             1,387        1,229
  Administrative servicing fees                                        --                 21                11           --
  Other                                                                 3              1,935            31,931          223
                                                      --------------------  -----------------  ----------------  -----------
    Total Liabilities                                               4,457            409,854           401,299       59,608
                                                      --------------------  -----------------  ----------------  -----------
NET ASSETS                                            $         3,104,955   $      3,017,353   $     3,925,007   $2,580,113
                                                      ====================  =================  ================  ===========

REPRESENTED BY:
Capital                                               $         3,006,955   $      3,069,599   $    10,388,562   $3,002,518
Accumulated net investment income (loss)                           (2,345)           (16,810)          (33,793)       1,313
Accumulated net realized gains (losses)
  from investment and foreign currency
  transactions                                                     17,753           (181,652)       (6,160,989)    (241,367)
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies                    82,592            146,216          (268,773)    (182,351)
                                                      --------------------  -----------------  ----------------  -----------
NET ASSETS                                            $         3,104,955   $      3,017,353   $     3,925,007   $2,580,113
                                                      ====================  =================  ================  ===========

NET ASSETS:
Class A Shares                                        $           777,904   $      1,179,954   $     2,024,361   $  647,429
Class B Shares                                                    777,464            825,392         1,093,506      643,481
Class C Shares                                                    773,448                 --            31,140      643,483
Institutional Service Class Shares                                776,139          1,012,007           776,000      645,720
                                                      --------------------  -----------------  ----------------  -----------
Total                                                 $         3,104,955   $      3,017,353   $     3,925,007   $2,580,113
                                                      ====================  =================  ================  ===========

SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class A Shares                                                     75,265            121,564           554,873       75,275
Class B Shares                                                     75,390             85,653           304,426       75,000
Class C Shares                                                     75,000                 --             8,618       75,000
Institutional Service Class Shares                                 75,025            103,751           210,455       75,000
                                                      --------------------  -----------------  ----------------  -----------
Total                                                             300,680            310,968         1,078,372      300,275
                                                      ====================  =================  ================  ===========

NET ASSET VALUE:
Class A Shares                                        $             10.34   $           9.71   $          3.65   $     8.60
Class B Shares (a)                                    $             10.31   $           9.64   $          3.59   $     8.58
Class C Shares (b)                                                  10.31   $             --   $          3.61   $     8.58
Institutional Service Class Shares                    $             10.35   $           9.75   $          3.69   $     8.61

MAXIMUM OFFERING PRICE PER SHARE
  (100% / (100% - maximum sales charge)
  of net asset value adjusted to the
  nearest cent):
Class A Shares                                        $             10.97   $          10.30   $          3.87   $     9.12
Class C Shares                                        $             10.41   $             --   $          3.65   $     8.67
                                                      --------------------  -----------------  ----------------  -----------
Maximum Sales Charge  Class A Shares                                 5.75%              5.75%             5.75%        5.75%
                                                      ====================  =================  ================  ===========

Maximum Sales Charge  Class C Shares                                 1.00%                --              1.00%        1.00%
                                                      ====================  =================  ================  ===========

(a) For Class B Shares, the redemption price per share varies by length of time shares are held.
(b) For Class C Shares, the redemption price per share is reduced by 1% for shares held less than one year.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 15

[GRAPHIC OMITTED]  STATEMENTS OF OPERATIONS
                   For the Six Months Ended April 30, 2002 (Unaudited)
SECTOR Series
================================================================================

                                                              GARTMORE            GARTMORE            GLOBAL        GARTMORE
                                                               GLOBAL              GLOBAL         TECHNOLOGY AND     GLOBAL
                                                         FINANCIAL SERVICES    HEALTH SCIENCES    COMMUNICATIONS    UTILITIES
                                                                FUND (A)            FUND               FUND           FUND (A)
=============================================================================================================================
INVESTMENT INCOME:
Interest income                                         $             1,148   $          1,836   $         1,814   $      880
Dividend income (net of foreign withholding
  tax of $800; $0; $95 and $760; respectively)                       18,593              3,132             2,827       18,159
                                                        --------------------  -----------------  ----------------  -----------
    Total Income                                                     19,741              4,968             4,641       19,039
                                                        --------------------  -----------------  ----------------  -----------
EXPENSES:
Investment advisory fees                                             11,146             12,538            20,467        8,144
Fund administration and transfer agent fees                           2,769              8,967            15,951        2,781
Distribution fees Class A                                               697              1,121             2,734          637
Distribution fees Class B                                             2,788              3,976             5,939        2,542
Distribution fees Class C                                             2,782                 --               164        2,542
Administrative servicing fees Class A                                    --                 54                40           --
Registration and filing fees                                         14,931             21,102            13,608       14,930
Printing fees                                                         3,546                865            18,028        3,546
Other                                                                 1,786              1,827             2,133        1,774
                                                        --------------------  -----------------  ----------------  -----------
    Total expenses before reimbursed expenses                        40,445             50,450            79,064       36,896
Expenses reimbursed                                                 (18,797)           (28,672)          (40,630)     (19,170)
                                                        --------------------  -----------------  ----------------  -----------
    Total Expenses                                                   21,648             21,778            38,434       17,726
                                                        --------------------  -----------------  ----------------  -----------
Net Investment Income (Loss)                                         (1,907)           (16,810)          (33,793)       1,313
                                                        --------------------  -----------------  ----------------  -----------
REALIZED / UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment
  transactions                                                       21,841             42,149           104,915     (237,666)
Net increase from payment by adviser for losses
  realized on the disposal of investments                                --                 --            29,920           --
Net realized gains (losses) on foreign
  currency transactions                                              (4,088)               (59)           (4,852)      (3,701)
                                                        --------------------  -----------------  ----------------  -----------
Net realized gains (losses) on investment and
  foreign currency transactions                                      17,753             42,090           129,983     (241,367)
Net change in unrealized appreciation/depreciation
  on investments and translation of
  assets and liabilities denominated in
  foreign currencies                                                 82,592             77,307          (503,674)    (182,351)
                                                        --------------------  -----------------  ----------------  -----------
Net realized/unrealized gains (losses) on investments
  and foreign currencies                                            100,345            119,397          (373,691)    (423,718)
                                                        --------------------  -----------------  ----------------  -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $            98,438   $        102,587   $      (407,484)  $ (422,405)
                                                        ====================  =================  ================  ===========

(a) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 16

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                       GARTMORE GLOBAL
                                                      FINANCIAL SERVICES                 GARTMORE GLOBAL
                                                             FUND                     HEALTH SCIENCES FUND
                                                      ===================  =========================================
                                                         PERIOD ENDED       SIX MONTHS ENDED       PERIOD ENDED
                                                      APRIL 30, 2002 (a)     APRIL 30, 2002    OCTOBER 31, 2001 (b)
====================================================================================================================
                                                          (UNAUDITED)         (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $           (1,907)  $         (16,810)  $            (11,442)
Net realized gains (losses) on investment and
  foreign currency transactions                                   17,753              42,090               (223,731)
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and
  liabilities denominated in foreign currencies                   82,592              77,307                 68,909
                                                      -------------------  ------------------  ---------------------
Change in net assets resulting from operations                    98,438             102,587               (166,264)
                                                      -------------------  ------------------  ---------------------

DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS FROM:
Net investment income                                               (183)                 --                     --
Net realized gains on investments                                     --                  --                     --
Return of capital                                                     --                  --                   (656)

DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS FROM:
Net realized gains on investments                                     --                  --                     --

DISTRIBUTIONS TO INSTITUTIONAL
  SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                               (255)                 --                     --
Net realized gains on investments                                     --                  --                     --
Return of capital                                                     --                  --                 (1,087)
                                                      -------------------  ------------------  ---------------------
Change in net assets from shareholder distributions                 (438)                 --                 (1,743)
                                                      -------------------  ------------------  ---------------------
Change in net assets from capital transactions                 3,006,955             580,780              2,501,993
                                                      -------------------  ------------------  ---------------------
Change in net assets                                           3,104,955             683,367              2,333,986

Net Assets:
Beginning of period                                                   --           2,333,986                     --
                                                      -------------------  ------------------  ---------------------
End of period                                         $        3,104,955   $       3,017,353   $          2,333,986
                                                      ===================  ==================  =====================


                                                            GARTMORE GLOBAL TECHNOLOGY              GARTMORE
                                                              AND COMMUNICATIONS FUND          GLOBAL UTILITIES FUND
                                                      =======================================  =====================
                                                        SIX MONTHS ENDED       YEAR ENDED          PERIOD ENDED
                                                         APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002 (a)
====================================================================================================================
                                                         (UNAUDITED)                              (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $         (33,793)   $         (63,927)  $              1,313
Net realized gains (losses) on investment and
  foreign currency transactions                                 129,983           (6,253,732)              (241,367)
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and
  liabilities denominated in foreign currencies                (503,674)             345,441               (182,351)
                                                      -------------------  ------------------  ---------------------
Change in net assets resulting from operations                 (407,484)          (5,972,218)              (422,405)
                                                      -------------------  ------------------  ---------------------

DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS FROM:
Net investment income                                                --                   --                     --
Net realized gains on investments                                    --             (296,134)                    --
Return of capital                                                    --                   --                     --

DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS FROM:
Net realized gains on investments                                    --             (145,333)                    --

DISTRIBUTIONS TO INSTITUTIONAL
  SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                --                   --                     --
Net realized gains on investments                                    --             (105,669)                    --
Return of capital                                                    --                   --                     --
                                                      -------------------  ------------------  ---------------------
Change in net assets from shareholder distributions                  --             (547,136)                    --
                                                      -------------------  ------------------  ---------------------
Change in net assets from capital transactions                  399,021            1,721,291              3,002,518
                                                      -------------------  ------------------  ---------------------
Change in net assets                                             (8,463)          (4,798,063)             2,580,113

Net Assets:
Beginning of period                                           3,933,470            8,731,533                     --
                                                      -------------------  ------------------  ---------------------
End of period                                         $       3,925,007   $        3,933,470   $          2,580,113
                                                      ===================  ==================  =====================

(a) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
(b) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 17

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
SECTOR Series
================================================================================

GARTMORE GLOBAL FINANCIAL SERVICES FUND


                                                                                                     RATIOS/SUPPLEMENTAL
                                                  INVESTMENT ACTIVITIES                                     DATA
                              ==========  ====================================  ===================  ===================
                                                           NET                                                   RATIO
                                 NET                    REALIZED                                       NET        OF
                                ASSET                      AND                    NET                 ASSETS   EXPENSES
                                VALUE,        NET      UNREALIZED     TOTAL      ASSET                  AT        TO
                              BEGINNING   INVESTMENT      GAINS        FROM     VALUE,                END OF    AVERAGE
                                  OF        INCOME     (LOSSES) ON  INVESTMENT  END OF     TOTAL      PERIOD      NET
                                PERIOD      (LOSS)     INVESTMENTS  ACTIVITIES  PERIOD   RETURN (a)  (000'S)    ASSETS
========================================================================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00          --          0.34        0.34  $ 10.34   3.42% (e)  $    778  1.68% (f)

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00       (0.02)         0.33        0.31  $ 10.31   3.10% (e)  $    777  2.35% (f)

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00       (0.02)         0.33        0.31  $ 10.31   3.10% (e)  $    773  2.35% (f)

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00        0.01          0.34        0.35  $ 10.35   3.53% (e)  $    776  1.40% (f)


                                     RATIOS/SUPPLEMENTAL DATA
                              ====================================
                                 RATIO
                                OF NET       RATIO
                              INVESTMENT       OF
                                INCOME      EXPENSES
                               (LOSS) TO       TO
                                AVERAGE     AVERAGE
                                  NET         NET       PORTFOLIO
                                ASSETS     ASSETS (b)  TURNOVER(c)
==================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)                 0.09% (f)   3.31% (f)       48.43%

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)               (0.58%) (f)   4.06% (f)       48.43%

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)               (0.58%) (f)   4.05% (f)       48.43%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)                 0.37% (f)   3.06% (f)       48.43%
==================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 18

GARTMORE GLOBAL HEALTH SCIENCES FUND


                                                        INVESTMENT ACTIVITIES               DISTRIBUTIONS
                                   ==========  ======================================  =======================  =======
                                                                NET
                                      NET                     REALIZED
                                     ASSET                      AND                                               NET
                                     VALUE,        NET       UNREALIZED      TOTAL                               ASSET
                                   BEGINNING   INVESTMENT      GAINS         FROM       RETURN                  VALUE,
                                       OF        INCOME     (LOSSES) ON   INVESTMENT      OF         TOTAL      END OF
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   CAPITAL   DISTRIBUTION   PERIOD
=======================================================================================================================
CLASS A SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.03)        (0.63)       (0.66)    (0.01)         (0.01)  $  9.33
Six Months Ended April 30, 2002
(Unaudited)                        $     9.33       (0.05)         0.43         0.38        --             --   $  9.71

CLASS B SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.09)        (0.62)       (0.71)       --             --   $  9.29
Six Months Ended April 30, 2002
(Unaudited)                        $     9.29       (0.09)         0.44         0.35        --             --   $  9.64

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.01)        (0.62)       (0.63)    (0.01)         (0.01)  $  9.36
Six Months Ended April 30, 2002
(Unaudited)                        $     9.36       (0.03)         0.42         0.39        --             --   $  9.75


                                                              RATIOS / SUPPLEMENTAL DATA
                                   ===========  =========================================================
                                                                        RATIO
                                                            RATIO      OF NET       RATIO
                                                  NET        OF      INVESTMENT       OF
                                                 ASSETS   EXPENSES     INCOME      EXPENSES
                                                   AT        TO       (LOSS) TO       TO
                                                 END OF    AVERAGE     AVERAGE     AVERAGE
                                      TOTAL      PERIOD      NET         NET         NET       PORTFOLIO
                                   RETURN (a)   (000'S)    ASSETS      ASSETS     ASSETS (b)  TURNOVER(c)
=========================================================================================================
CLASS A SHARES
Period Ended October 31, 2001 (d)   (6.61%)(e)  $    779  1.53% (f)  (0.55%) (f)   6.84% (f)      754.05%
Six Months Ended April 30, 2002
(Unaudited)                          4.07% (e)  $  1,180  1.66% (f)  (1.27%) (f)   3.83% (f)      523.92%

CLASS B SHARES
Period Ended October 31, 2001 (d)   (7.10%)(e)  $    774  2.13% (f)  (1.15%) (f)   7.61% (f)      754.05%
Six Months Ended April 30, 2002
(Unaudited)                          3.77% (e)  $    825  2.31% (f)  (1.92%) (f)   4.64% (f)      523.92%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October 31, 2001 (d)   (6.25%)(e)  $    781  1.10% (f)  (0.13%) (f)   6.59% (f)      754.05%
Six Months Ended April 30, 2002
(Unaudited)                          4.17% (e)  $  1,012  1.25% (f)  (0.85%) (f)   3.63% (f)      523.92%
=========================================================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 19

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
SECTOR Series
================================================================================


GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

                                                          INVESTMENT ACTIVITIES              DISTRIBUTIONS
                                     ==========  ======================================  =======================  =======
                                                                  NET
                                        NET                     REALIZED
                                       ASSET                      AND                                                NET
                                       VALUE,        NET       UNREALIZED      TOTAL                                ASSET
                                     BEGINNING   INVESTMENT      GAINS         FROM         NET                    VALUE,
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL      END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTION   PERIOD
==========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.02)         1.14         1.12         --             --   $ 11.12
Year Ended October 31, 2001          $    11.12       (0.06)        (6.41)       (6.47)     (0.63)         (0.63)  $  4.02
Six Months Ended April 30, 2002
(Unaudited)                          $     4.02       (0.03)        (0.34)       (0.37)        --             --   $  3.65

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.06)         1.15         1.09         --             --   $ 11.09
Year Ended October 31, 2001          $    11.09       (0.09)        (6.40)       (6.49)     (0.63)         (0.63)  $  3.97
Six Months Ended April 30, 2002
(Unaudited)                          $     3.97       (0.04)        (0.34)       (0.38)        --             --   $  3.59

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     5.37       (0.02)        (1.36)       (1.38)        --             --   $  3.99
Six Months Ended April 30, 2002
(Unaudited)                          $     3.99       (0.04)        (0.34)       (0.38)        --             --   $  3.61

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.03)         1.15         1.12         --             --   $ 11.12
Year Ended October 31, 2001          $    11.12       (0.04)        (6.39)       (6.43)     (0.63)         (0.63)  $  4.06
Six Months Ended April 30, 2002
(Unaudited)                          $     4.06       (0.02)        (0.35)       (0.37)        --             --   $  3.69
==========================================================================================================================


                                                                     RATIOS / SUPPLEMENTAL DATA
                                     ==============  =========================================================
                                                                             RATIO
                                                                 RATIO      OF NET       RATIO
                                                       NET        OF      INVESTMENT       OF
                                                      ASSETS   EXPENSES     INCOME      EXPENSES
                                                        AT        TO       (LOSS) TO       TO
                                                      END OF    AVERAGE     AVERAGE     AVERAGE
                                         TOTAL        PERIOD      NET         NET         NET       PORTFOLIO
                                       RETURN (a)    (000'S)    ASSETS      ASSETS     ASSETS (b)  TURNOVER(c)
==============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)      11.20% (f)    $  4,602   1.73%(g)   (1.07%)(g)    4.43%(g)      149.08%
Year Ended October 31, 2001           (60.93%)       $  2,038   1.73%      (1.05%)       6.38%         922.33%
Six Months Ended April 30, 2002
(Unaudited)                            (9.95%)(f,h)  $  2,024   1.70%(g)   (1.49%)(g)    3.62%(g)      535.90%

CLASS B SHARES
Period Ended October 31, 2000 (d)      10.90% (f)    $  2,275   2.33%(g)   (1.69%)(g)    5.18%(g)      149.08%
Year Ended October 31, 2001           (61.30%)       $  1,137   2.33%      (1.66%)       7.21%         922.33%
Six Months Ended April 30, 2002
(Unaudited)                           (10.33%)(f,h)  $  1,094   2.34%(g)   (2.13%)(g)    4.37%(g)      535.90%

CLASS C SHARES
Period Ended October 31, 2001 (e)     (25.70%)(f)    $     29   2.33%(g)   (1.79%)(g)    9.94%(g)      922.33%
Six Months Ended April 30, 2002
(Unaudited)                           (10.03%)(f,h)  $     31   2.35%(g)   (2.13%)(g)    4.40%(g)      535.90%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)      11.20% (f)    $  1,854   1.40%(g)   (0.76%)(g)    4.17%(g)      149.08%
Year Ended October 31, 2001           (60.58%)       $    730   1.40%      (0.70%)       5.70%         922.33%
Six Months Ended April 30, 2002
(Unaudited)                            (9.85%)(f,h)  $    776   1.39%(g)   (1.18%)(g)    3.29%(g)      535.90%
==============================================================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.
(h) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser subsequent to April 30, 2002.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 20

GARTMORE GLOBAL UTILITIES FUND

                                                                                                               RATIOS/
                                                   INVESTMENT ACTIVITIES                                  SUPPLEMENTAL DATA
                              ==========  ======================================  =====================  ===================
                                                           NET                                                       RATIO
                                 NET                     REALIZED                                          NET        OF
                                ASSET                      AND                      NET                   ASSETS   EXPENSES
                                VALUE,        NET       UNREALIZED      TOTAL      ASSET                    AT        TO
                              BEGINNING   INVESTMENT      GAINS         FROM      VALUE,                  END OF    AVERAGE
                                  OF        INCOME     (LOSSES) ON   INVESTMENT   END OF      TOTAL       PERIOD      NET
                                PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (a)   (000'S)    ASSETS
============================================================================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00        0.01         (1.41)       (1.40)  $  8.60  (14.00%) (e)  $    647  1.48% (f)

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00       (0.01)        (1.41)       (1.42)  $  8.58  (14.20%) (e)  $    643  2.15% (f)

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00       (0.01)        (1.41)       (1.42)  $  8.58  (14.20%) (e)  $    643  2.15% (f)

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)               $    10.00        0.02         (1.41)       (1.39)  $  8.61  (13.90%) (e)  $    646  1.20% (f)
============================================================================================================================


                                     RATIOS/SUPPLEMENTAL DATA
                              ====================================
                                 RATIO
                                OF NET       RATIO
                              INVESTMENT       OF
                                INCOME      EXPENSES
                               (LOSS) TO       TO
                                AVERAGE     AVERAGE
                                  NET         NET       PORTFOLIO
                                ASSETS     ASSETS (b)  TURNOVER(c)
==================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)                 0.39% (f)   3.31% (f)       47.79%

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)               (0.27%) (f)   4.06% (f)       47.79%

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)               (0.27%) (f)   4.06% (f)       47.79%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)                 0.67% (f)   3.06% (f)       47.79%
==================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 21

[GRAPHIC OMITTED]  GARTMORE U.S. LEADERS FUND       Class A Shares symbol: GULAX
                                                    Class B Shares symbol: GULBX
                                                    Class C Shares symbol: GULCX
                                                    Institutional Service
                                                             Class symbol: GULIX
LEADERSHIP Series
================================================================================


HOW DID THE FUND PERFORM?

Since inception on Dec. 28, 2001 the Fund outperformed its benchmark, returning 9.99%* versus -5.80% for the S&P 500 Index.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Improved market performance broadened with more than 70% of the stocks within the S&P 500 Index reporting positive returns. The equal-weighted S&P 500 Index beat the capitalization-weighted index (one in which all stocks are weighted according to their market capitalization) by more than 12%.

Market performance was led by cyclical (economically sensitive) stocks, small-cap stocks and stocks with low valuations. Cyclical stocks benefited from stronger-than-expected economic data. Small-cap stocks, which typically perform well when the economy is coming out of a recession, adhered to their historical trend in the first quarter; the Russell 2000 Value Index returned more than 9%. Value stocks beat growth stocks, because investors favored low-valuation stocks over high-valued growth stocks, particularly avoiding those with earnings issues.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund benefited from a 56% exposure to the best-performing cyclical sectors, and because more than half of the Fund was exposed to smaller-capitalization securities (those with market capitalizations of $10 billion or less).

Superior stock performance and large weightings drove returns up during the period. For instance, Maytag Corp., the home appliance manufacturer, was up 66% with a weighting of 5%, which contributed 2% to the Fund's returns; Brunswick Corp., the marine engine, boat and recreation company, was up 58% with a weighting of 4.57%, which contributed 2% to total returns.

Avoiding the information technology and telecommunication sectors also helped performance, because these sectors were hurt by severe contraction in capital spending, overcapacity issues and high valuations. The worst-performing stock in the portfolio was Fannie Mae, the largest mortgage-lender in the United States, whose stock fell slightly (-3%). However, this holding detracted only 6 basis points from overall portfolio return. The decline was driven by investors' concerns about rising interest rates and their impact on the housing market.

HOW IS THE FUND POSITIONED?

You can expect mid-capitalization and cyclical stocks to continue to outperform the market. We favor mid-cap stocks, because their valuations are more attractive than those of large-cap stocks, and because they tend to perform well when the economy is coming out of a recession. The global economic recovery should continue to create strong demand for cyclical stocks. We believe the opportunities for mid-cap and cyclical stocks will exist for some time, and will continue to position the portfolio to take advantage of them.

PORTFOLIO MANAGER: CHARLES BATH

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $2,114,899

APRIL 30, 2002

AGGREGATE TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                         INCEPTION (1)
===========================================
CLASS A   W/O SC(2)                  9.99%
          W/SC(3)                    3.63%
-------------------------------------------
CLASS B   W/O SC(2)                  9.79%
          W/SC(4)                    4.79%
-------------------------------------------
CLASS C   W/O SC(2)                  9.89%
          W/SC(5)                    7.82%
-------------------------------------------
INSTITUTIONAL SERVICE CLASS(6)      10.19%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 28, 2001.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.

6    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

              CLASS A  S&P 500 TR   CPI
DEC 28, 2001     9425       10000  10000
APR 30, 2002    10363        9420  10167

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index
(CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 22

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================


GARTMORE U.S. LEADERS FUND

COMMON STOCKS (89.2%)
==============================================================================


                                                    SHARES OR
                                                PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------
BANKS (3.8%)
Wells Fargo Co.                                             1,600  $   81,840
                                                                   -----------
==============================================================================
CAPITAL GOODS (11.4%)
Eaton Corp.                                                 1,000      84,610
Pall Corp.                                                  4,000      83,200
ParkerHannifin Corp.                                        1,600      79,920
                                                                   -----------
                                                                      247,730
                                                                   -----------
==============================================================================
CHEMICALS (7.4%)
Eastman Chemical Co.                                        1,800      79,380
Ecolab, Inc.                                                1,800      79,038
                                                                   -----------
                                                                      158,418
                                                                   -----------
==============================================================================
CONSTRUCTION & BUILDING MATERIALS (7.9%)
Masco Corp.                                                 3,100      87,110
Vulcan Materials Co.                                        1,800      82,836
                                                                   -----------
                                                                      169,946
                                                                   -----------
==============================================================================
CONSUMER PRODUCTS (8.4%)
Fortune Brands, Inc.                                        1,700      88,842
Maytag Corp.                                                2,000      92,300
                                                                   -----------
                                                                      181,142
                                                                   -----------
==============================================================================
ELECTRICAL EQUIPMENT (3.8%)
SPX Corp. (b)                                                 600      80,790
                                                                   -----------
==============================================================================
FINANCIAL SERVICES (3.8%)
MBNA Corp.                                                  2,300      81,535
                                                                   -----------
==============================================================================
FOOD & BEVERAGE (7.8%)
AnheuserBusch Cos., Inc.                                    1,600      84,800
PepsiCo, Inc.                                               1,600      83,040
                                                                   -----------
                                                                      167,840
                                                                   -----------
==============================================================================
FURNITURE (4.0%)
Leggett & Platt, Inc.                                       3,300      86,790
                                                                   -----------
==============================================================================
HEALTHCARE (8.0%)
Manor Care, Inc. (b)                                        3,500      89,740
St. Jude Medical, Inc. (b)                                  1,000      83,210
                                                                   -----------
                                                                      172,950
                                                                   -----------
==============================================================================
Leisure Products (4.1%)
Brunswick Corp.                                             3,100      87,389
                                                                   -----------
==============================================================================
MANUFACTURING (3.7%)
Illinois Tool Works, Inc.                                   1,100      79,310
                                                                   -----------


                                                    SHARES OR
                                                PRINCIPAL AMOUNT      VALUE
==============================================================================
MORTGAGE / ASSET BACKED OBLIGATIONS (3.7%)
Fannie Mae                                                  1,000  $   78,930
                                                                   -----------
==============================================================================
PAPER & FOREST PRODUCTS (3.7%)
International Paper Co.                                     1,900      78,717
                                                                   -----------
==============================================================================
RAILROADS (3.7%)
Norfolk Southern Corp.                                      3,700      79,291
                                                                   -----------
==============================================================================
UTILITIES (4.0%)
Dominion Resources, Inc.                                    1,300      86,346
                                                                   -----------

TOTAL COMMON STOCKS                                                 1,918,964
                                                                   -----------


REPURCHASE AGREEMENT (9.1%)
==============================================================================

Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $195,944
  (Fully collateralized by FARM)                  $       195,935     195,935
                                                                   -----------

TOTAL REPURCHASE AGREEMENT                                            195,935
                                                                   -----------

TOTAL INVESTMENTS (COST $1,970,398) (a)  98.3%                      2,114,899
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%                            36,826
                                                                   -----------

NET ASSETS  100.0%                                                 $2,151,725
                                                                   ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                                        $  160,801
    Unrealized depreciation                                           (16,300)
                                                                   -----------
   Net unrealized appreciation                                     $  144,501
                                                                   ===========

   Aggregate cost for federal income tax
    purposes is substantially the same.

(b)  Denotes a nonincome producing security.
FARM Federal Adjustable Rate Mortgage

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 23

[GRAPH OMITTED]  GARTMORE U.S.                      Class A Shares symbol: GXXAX
                 GROWTH LEADERS FUND                Class B Shares symbol: GXXBX
                                                    Class C Shares symbol: GXXCX
                                                    Institutional Service
LEADERSHIP Series                                            Class symbol: GXXIX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 8.64%* versus 2.31% for the S&P 500 Index (the "Index"). For the trailing 12 months, the Fund returned -8.91%*, outperforming the Index, which returned -12.63%. For broader comparison purposes, the NASDAQ Composite Index returned -0.01% for the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Signs of a recovery in the U.S. economy appeared stronger than expected, but the market's rally was cut short by corporate accounting concerns and weak earnings which combined to create nervous investors. U.S. stocks -- particularly large-cap growth stocks -- were hurt by questions about accounting practices in light of the Enron scandal. Those questions even affected such well-established firms as General Electric Co. and IBM.

In this environment, the market rewarded companies that were most likely to benefit from an improving economy and those with low valuations (price/earnings ratios). The market also looked favorably upon companies with a high degree of clarity and disclosure in their financial reporting.

Pharmaceutical and biotechnology stocks fell due to news of patent expirations and setbacks for major pharmaceutical firms' new drugs. Telecommunication stocks continued to drop due to weak demand, price wars, balance-sheet concerns and questions about future earnings potential.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund's top-performing sectors were industrials (up 28%) and consumer discretionary (up 26%). Industrial stocks such as L-3 Communications (up 28%) and Lockheed Martin (up 9%) rose, based on increased military spending by the U.S. government. Consumer discretionary stocks such as International Game Technology (up 33%) and Coach Inc. (up 25%) outperformed, due in part to a brightening economic outlook. The financials sector (up 13%) also outperformed, propelled by a low interest-rate environment, strong mortgage lending activity and robust consumer spending.

Stocks that detracted from performance included Cephalon, Inc. (down 21%) and King Pharmaceuticals, Inc. (down 20%). These stocks, and similar drug stocks, fell due to concerns about weak product pipelines. Intel Corp. fell 18%, based on weak corporate capital spending on technology and overall sluggish demand.

HOW IS THE FUND POSITIONED?

The Fund is positioned to benefit from a recovery in both the economy and in corporate earnings. Therefore, it remains overweight in cyclical stocks. In addition, we have recently increased our allocation toward technology. We are searching for companies with solid and unexpected earnings, and plan to avoid those companies that could suffer from accounting pitfalls.

PORTFOLIO MANAGERS: CHRISTOPHER BAGGINI, CFA AND AARON HARRIS

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $3,428,256

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended April 30, 2002)

YEARS                                1     INCEPTION(1)
=======================================================
Class A     w/o SC(2)              -8.91%       -18.63%
            w/SC(3)               -14.17%       -21.22%
-------------------------------------------------------
Class B     w/o SC(2)              -9.52%       -19.17%
            w/SC(4)               -14.05%       -20.87%
-------------------------------------------------------
Class C(5)  w/o SC(2)              -9.08%       -18.83%
            w/SC(6)               -10.86%       -19.27%
-------------------------------------------------------
Institutional Service Class(7)     -8.60%       -18.30%
-------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on June 30, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

Date          Class A  S&P 500 TR   CPI
Jun 30, 2000     9425       10000  10000
Oct 31, 2000    10971        9861  10099
Oct 31, 2001     5945        7405  10313
Apr 30, 2002     6459        7577  10427

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 24

STATEMENT OF INVESTMENTS
April 30, 2002 (unaudited)
================================================================================


GARTMORE U.S. GROWTH LEADERS FUND

COMMON STOCKS (98.1%)

                                                    SHARES OR
                                                 PRINCIPAL AMOUNT      VALUE
===============================================================================
AEROSPACE / DEFENSE (7.0%)
Lockheed Martin Corp.                                        1,600  $  100,640
United Technologies Corp.                                    1,800     126,306
                                                                    -----------
                                                                       226,946
                                                                    -----------
===============================================================================
BANKS (8.0%)
Capital One Financial Corp.                                  2,700     161,703
City National Corp.                                          1,800      99,450
                                                                    -----------
                                                                       261,153
                                                                    -----------
===============================================================================
COMMUNICATION EQUIPMENT (4.5%)
Cisco Systems, Inc. (b)                                     10,000     146,500
                                                                    -----------
===============================================================================
COMPUTER EQUIPMENT (2.8%)
Intel Corp.                                                  3,200      91,552
                                                                    -----------
===============================================================================
COMPUTER HARDWARE (4.0%)
Dell Computer Corp. (b)                                      5,000     131,700
                                                                    -----------
===============================================================================
COMPUTER SOFTWARE & SERVICES (21.7%)
Anteon International Corp. (b)                               4,500     102,375
Brocade Communications Systems, Inc. (b)                     9,000     230,310
Mercury Interactive Corp. (b)                                3,000     111,810
Microsoft Corp. (b)                                          2,650     138,489
Siebel Systems, Inc. (b)                                     5,000     120,950
                                                                    -----------
                                                                       703,934
                                                                    -----------
===============================================================================
DRUGS (9.3%)
Cephalon, Inc. (b)                                           1,700      99,688
King Pharmaceuticals, Inc. (b)                               3,600     112,824
Pfizer, Inc.                                                 2,500      90,875
                                                                    -----------
                                                                       303,387
                                                                    -----------
===============================================================================
ELECTRONICS (4.5%)
KLATencor Corp. (b)                                          2,500     147,425
                                                                    -----------
===============================================================================
HEALTHCARE (11.9%)
Anthem, Inc. (b)                                             1,600     109,120
Caremark Rx, Inc. (b)                                        7,000     150,500
St. Jude Medical, Inc. (b)                                   1,500     124,815
                                                                    -----------
                                                                       384,435
                                                                    -----------
===============================================================================
RETAIL (14.8%)
Best Buy Co., Inc. (b)                                       2,300     171,005
Home Depot, Inc.                                             2,200     102,014
Hot Topic, Inc. (b)                                          2,000      45,120
Target Corp.                                                 3,700     161,505
                                                                    -----------
                                                                       479,644
                                                                    -----------
===============================================================================
SEMICONDUCTORS (9.6%)
Intersil Holding Corp. (b)                                   4,200  $  112,770
NVIDIA Corp. (b)                                             2,500      87,025
Xilinx, Inc. (b)                                             3,000     113,280
                                                                    -----------
                                                                       313,075
                                                                    -----------

TOTAL COMMON STOCKS                                                  3,189,751
                                                                    -----------

Repurchase Agreement (7.3%)
===============================================================================

Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $238,516
  (Fully collateralized by Freddie Mac
  Gold Securities)                                  $      238,505     238,505
                                                                    -----------

TOTAL REPURCHASE AGREEMENT                                             238,505
                                                                    -----------

TOTAL INVESTMENTS (COST $3,463,283) (A)  105.4%                      3,428,256

LIABILITIES IN EXCESS OF OTHER ASSETS  (5.4)%                         (175,176)
                                                                    -----------
NET ASSETS  100.0%                                                  $3,253,080
                                                                    ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation(depreciation) of securities as follows:

    Unrealized appreciation                                         $   92,711
    Unrealized depreciation                                           (127,738)
                                                                    -----------
    Net unrealized depreciation                                     $  (35,027)
                                                                    ===========

    Aggregate cost for federal income tax purposes is substantially the same.

(b) Denotes a non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 25

[GRAPH OMITTED]  GARTMORE WORLDWIDE                 Class A Shares symbol: GLLAX
                 LEADERS FUND                       Class B Shares symbol: GLLBX
                                                    Class C Shares symbol: GLLCX
                                                    Institutional Service
LEADERSHIP Series                                            Class symbol: GLLSX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 5.27%* versus 3.47% for the Morgan Stanley Capital International World Index (the "Index"). For the trailing 12 months, the Fund returned -14.97%*, underperforming the Index, which returned -13.53%. For broader comparison purposes, the S&P 500 Index returned 2.31% for the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Global markets rose during the period, while signs of an economic recovery continued to emerge; but investor optimism was tempered by hints of possible rises in interest rates. Investors' concerns about accounting issues and credit quality also troubled the markets, as did the prospect of obtaining capital in sectors such as telecommunications. On a geographical basis, Pacific & Emerging Markets significantly outperformed the other major regions. Both Europe and the United States underperformed the Fund's Index, while Japan outperformed.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund's outperformance (both absolute and as compared to the Index) came primarily from economically sensitive sectors such as consumer discretionary (retail), materials and industrials. In addition, financial stocks, which have benefited from lower interest rates and growing demand, also helped performance. Telecommunication and health-care stocks detracted from performance due to concerns about future earnings growth.

Top-performing stocks included the UK construction company George Wimpey PLC, which was a 3% position that rose by more than 67% due to strong housing demand. This stock contributed more than 2% to the Fund's overall return. Samsung Electronics Co. Ltd., a semiconductor stock, was up 67%, based on the expectations for greater demand for technology equipment in a recovering economy.

Holdings that detracted from performance were mainly in the telecommunications arena. They included Ericsson, which was down 36%, and Sprint Corp., which fell 15%.

HOW IS THE FUND POSITIONED?

The main themes underlying our current positions are economic and corporate recovery coupled with a cyclical upturn. Market confidence in a profitable recovery for the corporate sector is low, and therefore market performance may lag the economic upturn. In this environment, we believe that a sustainable earnings recovery is only partially discounted and that the potential for capturing unexpected earnings is significant.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS -- SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $3,423,548

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)


YEARS                               1     INCEPTION(1)
======================================================
Class A      w/o SC(2)           -14.97%       -22.15%
             w/SC(3)             -19.83%       -24.87%
------------------------------------------------------
Class B      w/o SC(2)           -15.67%       -22.72%
             w/SC(4)             -19.89%       -24.59%
------------------------------------------------------
Class C(5)   w/o SC(2)           -15.50%       -22.50%
             w/SC(6)             -17.20%       -22.96%
------------------------------------------------------
Institutional Service Class(7)   -14.67%       -21.86%
------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on August 30, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

Date          Class A  MSCI World TR (Index)   CPI
Aug 30, 2000     9425                  10000  10000
Oct 31, 2000     8596                   9312  10069
Oct 31, 2001     5900                   6962  10284
Apr 30, 2002     6211                   7203  10397

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World is an index that has developing countries' securities and represents the local market of that security.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 26

STATEMENT OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
================================================================================


GARTMORE WORLDWIDE LEADERS FUND

COMMON STOCKS (95.3%)
==============================================================================


                                                   SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
AUSTRALIA (2.2%)
BANKING (2.2%)
Bank of Western Australia Ltd.                             29,600  $    74,707
                                                                   -----------
==============================================================================
FRANCE (7.9%)
BANKING (3.0%)
BNP Paribas SA                                              2,000      104,528
                                                                   -----------
BUILDING & CONSTRUCTION (3.0%)
Compagnie de SaintGobain                                      600      102,725
                                                                   -----------
FOOD DIVERSIFIED (1.9%)
Groupe Danone                                                 500       66,231
                                                                   -----------
                                                                       273,484
                                                                   -----------
==============================================================================
GERMANY (6.2%)
AUTOMOTIVE (4.2%)
Bayerische Motoren Werke AG                                 3,600      143,707
                                                                   -----------
FOOD & BEVERAGE (2.0%)
Metro AG                                                    2,200       70,376
                                                                   -----------
                                                                       214,083
                                                                   -----------
==============================================================================
HONG KONG (7.5%)
FINANCIAL SERVICES (4.7%)
Hong Kong Exchanges & Clearing Ltd.                        90,000      160,401
                                                                   -----------
TELECOMMUNICATIONS (2.8%)
China Mobile (Hong Kong) Ltd. (b)                          30,000       98,279
                                                                   -----------
                                                                       258,680
                                                                   -----------
==============================================================================
JAPAN (19.4%)
AUDIO / VIDEO PRODUCTS (3.1%)
Sony Corp.                                                  2,000      107,477
                                                                   -----------
BROKERAGE SERVICES (3.2%)
Matsui Securities Co., Ltd. (b)                             9,000      111,098
                                                                   -----------
ELECTRIC PRODUCTS (2.8%)
Hitachi Ltd.                                               13,000       96,285
                                                                   -----------
FINANCIAL SERVICES (2.4%)
Orix Corp.                                                  1,000       82,944
                                                                   -----------
PHARMACEUTICALS (2.5%)
Takeda Chemical Industries Ltd.                             2,000       87,539
                                                                   -----------
SEMICONDUCTOR EQUIPMENT (2.1%)
Tokyo Electron Ltd.                                         1,000       71,963
                                                                   -----------
TELECOMMUNICATIONS (3.3%)
Nippon Telegraph & Telephone Corp.                             30      117,990
                                                                   -----------
                                                                       675,296
                                                                   -----------


                                                   SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
SWITZERLAND (5.7%)
BUILDING PRODUCTS  CEMENT / AGGREGATE (3.0%)
Holcim Ltd.                                                   450  $   104,160
                                                                   -----------
FOOD & BEVERAGE (2.7%)
Nestle SA                                                     390       92,198
                                                                   -----------
                                                                       196,358
                                                                   -----------
==============================================================================
TAIWAN (2.5%)
ELECTRONIC COMPONENTS (2.5%)
Asustek Computer, Inc.                                     24,000       86,761
                                                                   -----------
==============================================================================
UNITED KINGDOM (15.1%)
BANKING (3.8%)
Lloyds TSB Group PLC                                       11,500      132,228
                                                                   -----------
BUILDING & CONSTRUCTION (5.0%)
George Wimpey PLC                                          39,000      173,346
                                                                   -----------
DIVERSIFIED MANUFACTURING OPERATIONS (2.4%)
Invensys PLC                                               52,700       82,560
                                                                   -----------
OIL & GAS (3.9%)
BP  PLC                                                    16,000      136,520
                                                                   -----------
                                                                       524,654
                                                                   -----------
==============================================================================
UNITED STATES (28.8%)
AIRLINES (0.5%)
Expressjet Holdings, Inc. (b)                               1,300       18,655
                                                                   -----------
COMPUTER SERVICES / SOFTWARE (3.3%)
Dell Computer Corp. (b)                                     4,300      113,263
                                                                   -----------
COSMETICS / TOILETRIES (3.1%)
Gillette Co. (The)                                          3,000      106,440
                                                                   -----------
ELECTRONIC COMPONENTS (1.6%)
NVIDIA Corp. (b)                                            1,600       55,696
                                                                   -----------

FINANCIAL SERVICES (10.3%)
Investors Financial Services Corp.                          1,100       81,004
Merrill Lynch & Co., Inc.                                   2,400      100,656
USA  Education, Inc.                                          700       67,095
Washington Mutual, Inc.                                     3,000      113,190
                                                                   -----------
                                                                       361,945
                                                                   -----------

MEDICAL INSTRUMENTS (2.4%)
St. Jude Medical, Inc. (b)                                  1,000       83,210
                                                                   -----------

OPTICAL SUPPLIES (2.9%)
Alcon, Inc. (b)                                             2,900      100,485
                                                                   -----------

                                                       2002 SEMIANNUAL REPORT 27

                   APRIL 30, 2002 (UNAUDITED)
LEADERSHIP Series
================================================================================


GARTMORE WORLDWIDE LEADERS FUND (Continued)

COMMON STOCKS (CONTINUED)
==============================================================================


                                                    SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
==============================================================================
UNITED STATES (CONTINUED)
PHARMACEUTICALS (4.7%)
Pfizer, Inc.                                                1,775  $   64,521
Pharmacia Corp.                                             2,421      99,818
                                                                   ----------

                                                                      164,339
                                                                   ----------

                                                                    1,004,033
                                                                   ----------

TOTAL COMMON STOCKS                                                 3,308,056
                                                                   ----------

REPURCHASE AGREEMENTS (3.3%)
=============================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $115,497
  (Fully collateralized by FNMB securities)       $       115,492  $  115,492
                                                                   ----------

TOTAL REPURCHASE AGREEMENT                                            115,492
                                                                   ----------
TOTAL INVESTMENTS (COST $3,244,720) (A)  98.6%                      3,423,548

OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%                            48,276
                                                                   ----------
NET ASSETS  100.0%                                                 $3,471,824
                                                                   ==========


(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                       $ 236,709
     Unrealized depreciation                                         (57,881)
                                                                   ----------
     Net unrealized appreciation                                   $ 178,828
                                                                   ==========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

FNMB Federal National Mortgage Bank

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 28

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
================================================================================


                                                                       GARTMORE           GARTMORE              GARTMORE
                                                                     U.S. LEADERS    U.S. GROWTH LEADERS    WORLDWIDE LEADERS
                                                                         FUND               FUND                  FUND
==============================================================================================================================
ASSETS:
Investments, at value (cost $1,774,463; $3,224,778
and $3,129,228; respectively)                                       $   1,918,964   $          3,189,751   $        3,308,056
Repurchase agreements, at cost                                            195,935                238,505              115,492
                                                                    --------------  ---------------------  -------------------
     Total Investments                                                  2,114,899              3,428,256            3,423,548
                                                                    --------------  ---------------------  -------------------
Foreign currency, at value (cost $0; $0 and $41,372; respectively)             --                     --               41,499
Interest and dividends receivable                                             677                     11                9,012
Receivable for investments sold                                                --                249,887              230,511
Receivable from adviser                                                     5,510                  4,689                2,009
Reclaims receivable                                                            --                     --                2,187
Prepaid expenses and other assets                                          35,140                 10,198                9,559
                                                                    --------------  ---------------------  -------------------
     Total Assets                                                       2,156,226              3,693,041            3,718,325
                                                                    --------------  ---------------------  -------------------
LIABILITIES:
Payable for investments purchased                                              --                418,022              239,314
Accrued expenses and other payables
  Investment advisory fees                                                  1,422                  2,627                2,802
  Fund administration and transfer agent fees                                 343                  2,871                1,194
  Distribution fees                                                           812                  1,099                1,168
  Administrative servicing fees                                                --                      6                    1
  Other                                                                     1,924                 15,336                2,022
                                                                    --------------  ---------------------  -------------------
     Total Liabilities                                                      4,501                439,961              246,501
                                                                    --------------  ---------------------  -------------------
NET ASSETS                                                          $   2,151,725   $          3,253,080   $        3,471,824
                                                                    ==============  =====================  ===================
REPRESENTED BY:
Capital                                                             $   2,011,421   $          4,881,140   $        5,173,664
Accumulated net investment income (loss)                                   (2,436)               (20,198)              (3,243)
Accumulated net realized gains (losses) from
  investment and foreign currency transactions                             (1,761)            (1,572,835)          (1,876,025)
Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities denominated in foreign currencies                       144,501                (35,027)             177,428
                                                                    --------------  ---------------------  -------------------
NET ASSETS                                                          $   2,151,725   $          3,253,080   $        3,471,824
                                                                    ==============  =====================  ===================
NET ASSETS:
Class A Shares                                                      $     914,862   $          1,674,245   $        1,186,097
Class B Shares                                                            295,509                897,702            1,111,211
Class C Shares                                                            661,199                 16,693               22,138
Institutional Service Class Shares                                        280,155                664,440            1,152,378
                                                                    --------------  ---------------------  -------------------
Total                                                               $   2,151,725   $          3,253,080   $        3,471,824
                                                                    ==============  =====================  ===================
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class A Shares                                                             82,254                255,885              179,984
Class B Shares                                                             26,631                138,959              170,604
Class C Shares                                                             59,522                  2,566                3,383
Institutional Service Class Shares                                         25,156                100,755              173,791
                                                                    --------------  ---------------------  -------------------
Total                                                                     193,563                498,165              527,762
                                                                    ==============  =====================  ===================
NET ASSET VALUE:
Class A Shares                                                      $       11.12   $               6.54   $             6.59
Class B Shares (a)                                                  $       11.10   $               6.46   $             6.51
Class C Shares (b)                                                  $       11.11   $               6.51   $             6.54
Institutional Service Class Shares                                  $       11.14   $               6.59   $             6.63
MAXIMUM OFFERING PRICE PER SHARE
  (100% / (100% - maximum sales charge)
  of net asset value adjusted to the nearest cent):
Class A Shares                                                      $       11.80   $               6.94   $             6.99
Class C Shares                                                      $       11.22   $               6.58   $             6.61
Maximum Sales Charge  Class A Shares                                         5.75%                  5.75%                5.75%
                                                                    ==============  =====================  ===================
Maximum Sales Charge  Class C Shares                                         1.00%                  1.00%                1.00%
                                                                    ==============  =====================  ===================

(a) For Class B Shares, the redemption price per share varies by length of time shares are held.

(b) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 29

[GRAPHIC OMITTED]  STATEMENTS OF OPERATIONS
                   For the Six Months Ended April 30, 2002 (Unaudited) LEADERSHIP Series
================================================================================


                                                                  GARTMORE           GARTMORE              GARTMORE
                                                                U.S. LEADERS    U.S. GROWTH LEADERS    WORLDWIDE LEADERS
                                                                  FUND (a)             FUND                  FUND
=========================================================================================================================
INVESTMENT INCOME:
Interest income                                                $         790   $              1,222   $            1,614
Dividend income (net of foreign withholding
  tax of $0; $0 and $2,002; respectively)                              5,739                  4,180               25,483
                                                               --------------  ---------------------  -------------------
    Total Income                                                       6,529                  5,402               27,097
                                                               --------------  ---------------------  -------------------

EXPENSES:
Investment advisory fees                                               4,730                 13,144               16,511
Fund administration and transfer agents fees                           1,365                 12,495               10,846
Distribution fees Class A                                                541                  1,862                1,409
Distribution fees Class B                                                981                  4,561                5,388
Distribution fees Class C                                              1,136                     76                  109
Administrative servicing fees Class A                                     --                     18                    1
Registration and filing fees                                          14,923                 12,738               12,445
Printing fees                                                          3,659                 16,774                1,975
Other                                                                  1,889                  2,030                1,903
                                                               --------------  ---------------------  -------------------

    Total expenses before reimbursed expenses                         29,224                 63,698               50,587
Expenses reimbursed                                                  (20,259)               (38,098)             (20,247)
                                                               --------------  ---------------------  -------------------

    Total Expenses                                                     8,965                 25,600               30,340
                                                               --------------  ---------------------  -------------------

NET INVESTMENT INCOME (LOSS)                                          (2,436)               (20,198)              (3,243)
                                                               --------------  ---------------------  -------------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                (1,761)               214,884             (942,910)
Net realized gains (losses) on foreign currency transactions              --                     --              (36,370)
                                                               --------------  ---------------------  -------------------

Net realized gains (losses) on  investment and foreign
  currency transactions                                               (1,761)               214,884             (979,280)
Net change in unrealized appreciation/depreciation on
  investments and translation of
  assets and liabilities denominated in foreign currencies           144,501                (11,681)           1,151,565
                                                               --------------  ---------------------  -------------------

Net realized/unrealized gains (losses) on investments
  and foreign currencies                                             142,740                203,203              172,285
                                                               --------------  ---------------------  -------------------

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                 $     140,304   $            183,005   $          169,042
                                                               ==============  =====================  ===================
=========================================================================================================================

(a) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.


See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 30

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                   GARTMORE
                                                  U.S. LEADERS           GARTMORE                    GARTMORE
                                                     FUND        U.S. GROWTH LEADERS FUND      WORLDWIDE LEADERS FUND
                                                  ------------  ---------------------------  ---------------------------
                                                    PERIOD      SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                                     ENDED         ENDED         ENDED          ENDED          ENDED
                                                   APRIL 30,     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
                                                    2002 (A)        2002          2001           2002          2001
========================================================================================================================
                                                  (UNAUDITED)   (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                      $    (2,436)  $   (20,198)  $    (33,659)  $    (3,243)  $    (10,724)
Net realized gains (losses) on investment and
  foreign currency transactions                        (1,761)      214,884     (1,771,461)     (979,280)      (773,581)
Net change in unrealized appreciation/
  depreciation on
  investments and translation of assets and
  liabilities denominated in foreign currencies       144,501       (11,681)      (135,701)    1,151,565       (666,078)
                                                  ------------  ------------  -------------  ------------  -------------
Change in net assets resulting from operations        140,304       183,005     (1,940,821)      169,042     (1,450,383)
                                                  ------------  ------------  -------------  ------------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net realized gains on investments                          --            --        (77,919)           --             --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net realized gains on investments                          --            --        (38,303)           --             --

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
  CLASS SHAREHOLDERS FROM:
Net realized gains on investments                          --            --        (32,513)           --             --
                                                  ------------  ------------  -------------  ------------  -------------
Change in net assets from shareholder
  distributions                                            --            --       (148,735)           --             --
                                                  ------------  ------------  -------------  ------------  -------------
Change in net assets from capital transactions      2,011,421       644,625      1,522,623        87,958         82,914
                                                  ------------  ------------  -------------  ------------  -------------
Change in net assets                                2,151,725       827,630       (566,933)      257,000     (1,367,469)

NET ASSETS:
Beginning of period                                        --     2,425,450      2,992,383     3,214,824      4,582,293
                                                  ------------  ------------  -------------  ------------  -------------
End of period                                     $ 2,151,725   $ 3,253,080   $  2,425,450   $ 3,471,824   $  3,214,824
                                                  ============  ============  =============  ============  =============

(a) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 31

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding LEADERSHIP Series
================================================================================


GARTMORE U.S. LEADERS FUND

                                                                                                                  RATIOS/
                                                        INVESTMENT ACTIVITIES                               SUPPLEMENTAL DATA
                                     ==========  ====================================  ==================  ====================
                                                                  NET                                                   RATIO
                                        NET                    REALIZED                                       NET        OF
                                       ASSET                      AND                    NET                 ASSETS   EXPENSES
                                       VALUE,        NET      UNREALIZED     TOTAL      ASSET                  AT        TO
                                     BEGINNING   INVESTMENT      GAINS        FROM     VALUE,                END OF    AVERAGE
                                         OF        INCOME     (LOSSES) ON  INVESTMENT  END OF     TOTAL      PERIOD      NET
                                       PERIOD      (LOSS)     INVESTMENTS  ACTIVITIES  PERIOD   RETURN (a)  (000'S)    ASSETS
===============================================================================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      $    10.00          --          1.12        1.12  $ 11.12  11.20% (e)  $    915  1.45% (f)

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      $    10.00       (0.03)         1.13        1.10  $ 11.10  11.00% (e)  $    296  2.20% (f)

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      $    10.00       (0.02)         1.13        1.11  $ 11.11  11.10% (e)  $    661  2.20% (f)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      $    10.00          --          1.14        1.14  $ 11.14  11.40% (e)  $    280  1.20% (f)


                                            RATIOS/SUPPLEMENTAL DATA
                                     ====================================
                                        RATIO
                                       OF NET       RATIO
                                     INVESTMENT       OF
                                       INCOME      EXPENSES
                                      (LOSS) TO       TO
                                       AVERAGE     AVERAGE
                                         NET         NET       PORTFOLIO
                                       ASSETS     ASSETS (b)  TURNOVER(c)
=========================================================================
CLASS A SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      (0.17%) (f)   5.26% (f)        3.79%

CLASS B SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      (0.94%) (f)   6.11% (f)        3.79%

CLASS C SHARES
Period Ended April 30, 2002
(Unaudited) (d)                      (1.06%) (f)   6.03% (f)        3.79%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
(Unaudited) (d)                        0.06% (f)   5.11% (f)        3.79%
=========================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through April 30, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date the net asset value was $10.11 per share for all classes which resulted in returns of 9.99%, 9.79%, 9.89% and 10.19% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares, respectively.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 32

GARTMORE U.S. GROWTH LEADERS FUND


                                                        INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                     ==========  ======================================  =======================  =======
                                                                  NET
                                        NET                     REALIZED
                                       ASSET                      AND                                               NET
                                       VALUE,        NET       UNREALIZED      TOTAL                               ASSET
                                     BEGINNING   INVESTMENT      GAINS         FROM       RETURN                  VALUE,
                                         OF        INCOME     (LOSSES) ON   INVESTMENT      OF         TOTAL      END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   CAPITAL   DISTRIBUTION   PERIOD
=========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)         1.65         1.64        --             --   $ 11.64
Year Ended October 31, 2001          $    11.64       (0.08)        (5.13)       (5.21)    (0.41)         (0.41)  $  6.02
Six Months Ended April 30, 2002
(Unaudited)                          $     6.02       (0.04)         0.56         0.52        --             --   $  6.54

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.03)         1.65         1.62        --             --   $ 11.62
Year Ended October 31, 2001          $    11.62       (0.11)        (5.14)       (5.25)    (0.41)         (0.41)  $  5.96
Six Months Ended April 30, 2002
(Unaudited)                          $     5.96       (0.06)         0.56         0.50        --             --   $  6.46

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     6.45       (0.04)        (0.41)       (0.45)       --             --   $  6.00
Six Months Ended April 30, 2002
(Unaudited)                          $     6.00       (0.05)         0.56         0.51        --             --   $  6.51

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00          --          1.66         1.66        --             --   $ 11.66
Year Ended October 31, 2001          $    11.66       (0.06)        (5.13)       (5.19)    (0.41)         (0.41)  $  6.06
Six Months Ended April 30, 2002
(Unaudited)                          $     6.06       (0.02)         0.55         0.53        --             --   $  6.59


                                                                 RATIOS/SUPPLEMENTAL DATA
                                     ===========  =========================================================
                                                                          RATIO
                                                              RATIO      OF NET       RATIO
                                                    NET        OF      INVESTMENT       OF
                                                   ASSETS   EXPENSES     INCOME      EXPENSES
                                                     AT        TO       (LOSS) TO       TO
                                                   END OF    AVERAGE     AVERAGE     AVERAGE
                                        TOTAL      PERIOD      NET         NET         NET       PORTFOLIO
                                     RETURN (a)   (000'S)    ASSETS      ASSETS     ASSETS (b)  TURNOVER(c)
===========================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)     16.40% (f)  $  1,411  1.20% (g)  (0.30%) (g)   8.29% (g)      124.62%
Year Ended October 31, 2001          (45.81%)     $  1,195  1.60%      (1.04%)       7.91%          944.67%
Six Months Ended April 30, 2002
(Unaudited)                            8.64% (f)  $  1,674  1.58% (g)  (1.22%) (g)   4.12% (g)      364.45%

CLASS B SHARES
Period Ended October 31, 2000 (d)    16.20%  (f)  $    804  1.70% (g)  (0.83%) (g)   9.20% (g)      124.62%
Year Ended October 31, 2001         (46.25%)      $    772  2.20%      (1.66%)       8.84%          944.67%
Six Months Ended April 30, 2002
(Unaudited)                           8.39%  (f)  $    898  2.23% (g)  (1.86%) (g)   4.92% (g)      364.45%

CLASS C SHARES
Period Ended October 31, 2001 (e)    (6.98%) (f)  $      9  2.20% (g)  (1.77%) (g)   9.87% (g)      944.67%
Six Months Ended April 30, 2002
(Unaudited)                           8.50%  (f)  $     17  2.23% (g)  (1.85%) (g)   4.81% (g)      364.45%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)     16.60% (f)  $    777  0.75% (g)   0.12%  (g)   8.14% (g)      124.62%
Year Ended October 31, 2001          (45.55%)     $    449  1.30%      (0.75%)       7.39%          944.67%
Six Months Ended April 30, 2002
(Unaudited)                           8.75%  (f)  $    664  1.30% (g)  (0.94%) (g)   3.85% (g)      364.45%
===========================================================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 33

[GRAPHIC OMITTED]   FINANCIAL HIGHLIGHTS
                    Selected Data for Each Share of Capital Outstanding
LEADERSHIP Series
================================================================================


GARTMORE WORLDWIDE LEADERS FUND


                                                                                                         RATIOS/
                                                         INVESTMENT ACTIVITIES                      SUPPLEMENTAL DATA
                                     ==========  ======================================  =======  ======================
                                                                  NET
                                        NET                     REALIZED                                          NET
                                       ASSET                      AND                      NET                   ASSETS
                                       VALUE,        NET       UNREALIZED      TOTAL      ASSET                    AT
                                     BEGINNING   INVESTMENT      GAINS         FROM      VALUE,                  END OF
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   END OF      TOTAL       PERIOD
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (a)   (000'S)
========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00          --         (0.88)       (0.88)  $  9.12   (8.80%) (f)  $  1,542
Year Ended October 31, 2001          $     9.12       (0.01)        (2.85)       (2.86)  $  6.26  (31.36%)      $  1,096
Six Months Ended April 30, 2002
(Unaudited)                          $     6.26          --          0.33         0.33   $  6.59    5.27%  (f)  $  1,186

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00          --         (0.89)       (0.89)  $  9.11   (8.90%) (f)  $  1,519
Year Ended October 31, 2001          $     9.11       (0.06)        (2.85)       (2.91)  $  6.20  (31.94%)      $  1,051
Six Months Ended April 30, 2002
(Unaudited)                          $     6.20       (0.02)         0.33         0.31   $  6.51    5.00%  (f)  $  1,111

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     7.77       (0.02)        (1.52)       (1.54)  $  6.23  (19.82%) (f)  $     20
Six Months Ended April 30, 2002
(Unaudited)                          $     6.23       (0.02)         0.33         0.31   $  6.54    4.98%  (f)  $     22

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.01         (0.89)       (0.88)  $  9.12   (8.80%) (f)  $  1,521
Year Ended October 31, 2001          $     9.12        0.01         (2.84)       (2.83)  $  6.29  (31.03%)      $  1,048
Six Months Ended April 30, 2002
(Unaudited)                          $     6.29        0.01          0.33         0.34   $  6.63    5.41%  (f)  $  1,152


                                                RATIOS/SUPPLEMENTAL DATA
                                     ===============================================
                                                   RATIO
                                       RATIO      OF NET       RATIO
                                        OF      INVESTMENT       OF
                                     EXPENSES     INCOME      EXPENSES
                                        TO       (LOSS) TO       TO
                                      AVERAGE     AVERAGE     AVERAGE
                                        NET         NET         NET       PORTFOLIO
                                      ASSETS      ASSETS     ASSETS (B)  TURNOVER(C)
====================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    1.68% (g)    0.05% (g)   6.74% (g)       21.59%
Year Ended October 31, 2001          1.75%       (0.19%)      5.71%           34.57%
Six Months Ended April 30, 2002
(Unaudited)                          1.72% (g)   (0.08%)(g)   2.90% (g)      241.82%

CLASS B SHARES
Period Ended October 31, 2000 (d)    2.26% (g)   (0.53%)(g)   7.47% (g)       21.59%
Year Ended October 31, 2001          2.35%       (0.78%)      6.47%           34.57%
Six Months Ended April 30, 2002
(Unaudited)                          2.37% (g)   (0.73%)(g)   3.65% (g)      241.82%

CLASS C SHARES
Period Ended October 31, 2001 (e)    2.35% (g)   (1.04%)(g)   7.40% (g)       34.57%
Six Months Ended April 30, 2002
(Unaudited)                          2.37% (g)   (0.70%)(g)   3.74% (g)      241.82%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    1.36% (g)    0.37% (g)   6.45% (g)       21.59%
Year Ended October 31, 2001          1.42%        0.13%       5.44%           34.57%
Six Months Ended April 30, 2002
(Unaudited)                          1.42% (g)    0.22% (g)   2.64% (g)      241.82%
====================================================================================

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. (d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.


See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 34

[GRAPHIC OMITTED]  GARTMORE EMERGING                Class A Shares symbol: GEGAX
                   MARKETS FUND                     Class B Shares symbol: GEGBX
                                                    Class C Shares symbol: GEGCX
                                                    Institutional Service
INTERNATIONAL Series                                         Class symbol: GEGSX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 45.15%* versus 37.89% for the S&P/IFCI Emerging Markets Composite Index. For the trailing 12 months, the Fund returned 14.85%*, underperforming the Index, which returned 15.04%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The six-month period was extremely positive for the Emerging Market asset class due to the global economic recovery, investors' increasing appetite for risk, and attractive valuation levels. Positive secular trends also contributed to returns; these included developed country companies' outsourcing of their technology manufacturing operations to companies in Asia and an improved regulatory environment.

The Fund's top-performing holdings were based in countries which included Malaysia, South Korea, and Thailand where growing domestic demand contributed to growth as well as an expected increase in export activity -- especially in South Korea. In Eastern Europe, Russia's markets advanced as its role as a major independent producer of oil increased. Positive structural reforms implemented by Russia's President Vladimir Putin also impressed investors and attracted foreign capital. In Latin America, Mexico advanced on improved credit ratings of its sovereign debt, and on the prospects of greater demand for goods from an improving U.S. economy.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

At the sector level, the Fund's emphasis on financial and manufacturing stocks helped performance. Financial stocks gained from increasing demand and a favorable interest-rate environment, while manufacturing stocks advanced on the expectation of improving economic conditions.

Individual stock performance was very strong. Korea's Samsung Electronics and LG Electronics contributed substantially to performance, each rising by more than 170%. Companies within other sectors, such as Thailand's Siam Commercial Bank and Russia's leading oil producer Tatneft, each rose by more than 60% during the period, demonstrating the potential for huge gains from companies in sectors as diverse as banking and energy.

Stocks that detracted from performance included Nanjing Panda Electronics, the Chinese telecommunications company, which fell 25% after Ericsson terminated its joint venture with the company. Aveng, the South African construction company, fell 11% as the country faced higher interest rates and a weaker currency during the period. However, in April, Aveng's performance quickly turned (up 20%) as the South African currency strengthened.

HOW IS THE FUND POSITIONED?

Looking ahead, the Emerging Market assets class should continue to benefit from a recovering global economy. Longer term, this asset class should realize continuing gains through increased outsourcing to its world-class manufacturing companies in Asia, combined with a greater focus on profitable growth, improved corporate governance, and a clearer understanding of the importance of fiscal and monetary policy.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS -- SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $5,204,125
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)


YEARS                               1     INCEPTION(1)
=======================================================
Class A       w/o SC(2)           14.85%        -8.07%
              w/SC(3)              8.26%       -11.28%
-------------------------------------------------------
Class B       w/o SC(2)           14.06%        -8.62%
              w/SC(4)             9.06%       -10.83%
-------------------------------------------------------
Class C(5)    w/o SC(2)           15.06%        -7.92%
              w/SC(6)             12.87%        -8.47%
-------------------------------------------------------
Institutional Service Class(7)    15.43%        -7.63%
-------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on August 30, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

Date          Class A  S&P/IFCI Emerging Composite TR   CPI
Aug 30, 2000     9425                           10000  10000
Oct 31, 2000     7652                            8368  10069
Oct 31, 2001     5644                            6487  10284
Apr 30, 2002     8192                            8946  10397


Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/IFCI Emerging Markets Composite Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The S&P/IFCI Emerging Markets Composite is an index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 35

[GRAPH OMITTED]  STATEMENT OF INVESTMENTS
                 April 30, 2002 (Unaudited)
INTERNATIONAL Series
================================================================================


GARTMORE EMERGING MARKETS FUND

COMMON STOCKS (95.9%)
=====================================================================================

                                                          SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
ARGENTINA (0.0%)
FINANCIAL SERVICES (0.0%)
Grupo Financiero Galicia SA ADR                                    1,100  $    1,529
                                                                          -----------
=====================================================================================
BRAZIL (11.5%)
BANKING (1.5%)
Banco Bradesco SA ADR                                              2,660      78,763
                                                                          -----------
BEVERAGES (0.7%)
Companhia de Bebidas das Americas ADR                              1,800      37,746
                                                                          -----------
ELECTRIC UTILITY (0.9%)
Companhia Paranaense de EnergiaCopel ADR                           6,700      47,771
                                                                          -----------
MINING (1.8%)
Cia Vale Do Rio Doce ADR                                           3,400      91,290
                                                                          -----------
OIL & GAS (1.6%)
Petroleo Brasileiro SA ADR                                         2,100      49,140
Petroleo Brasileiro SA ADR                                         1,500      36,900
                                                                          -----------
                                                                              86,040
                                                                          -----------
PAPER PRODUCTS (0.8%)
Votorantim Celulose ADR                                            2,300      44,367
                                                                          -----------
RETAIL  FOOD PRODUCTS (0.5%)
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR                                            1,200      28,200
                                                                          -----------
STEEL (1.0%)
Gerdau SA ADR                                                      4,000      53,200
                                                                          -----------
TELECOMMUNICATIONS (2.7%)
Brasil Telecom Participacoes SA ADR                                1,600      62,240
Tele Centro Oeste Celular Participacoes SA ADR                     6,100      35,990
Tele Norte Leste Participacoes SA ADR                              3,000      37,890
                                                                          -----------
                                                                             136,120
                                                                          -----------
                                                                             603,497
                                                                          -----------
=====================================================================================
CHINA (0.7%)
OIL & GAS (0.7%)
Petrochina Co. Ltd.                                              186,000      37,919
                                                                          -----------
=====================================================================================
GREECE (0.7%)
TELECOMMUNICATIONS (0.7%)
STET Hellas Telecommunications SA ADR                              5,887      37,683
                                                                          -----------


                                                          SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
HONG KONG (3.2%)
AUTOMOBILE (0.9%)
Denway Motors Ltd.                                               152,000  $   45,312
                                                                          -----------
OIL & GAS (1.0%)
CNOOC Ltd.                                                        39,000      51,505
                                                                          -----------
TELECOMMUNICATIONS (1.3%)
China Mobile Ltd. ADR (b)                                          4,300      71,424
                                                                          -----------
                                                                             168,241
                                                                          -----------
=====================================================================================
HUNGARY (1.9%)
BANKING (1.2%)
OTP Bank Rt.                                                       6,600      58,594
                                                                          -----------
PHARMACEUTICALS (0.7%)
Gedeon Richter Rt. GDR                                               600      38,508
                                                                          -----------
                                                                              97,102
                                                                          -----------
=====================================================================================
INDIA (5.0%)
BIOTECHNOLOGY (1.3%)
Ranbaxy Laboratories Ltd. GDR                                      3,700      70,300
                                                                          -----------
DIVERSIFIED (1.6%)
Reliance Industries Ltd. GDR                                       6,400      78,400
                                                                          -----------
FINANCIAL SERVICES (1.3%)
ICICI Ltd. ADR                                                    10,600      67,416
                                                                          -----------
SOFTWARE & COMPUTER SERVICES (0.8%)
Wipro Ltd. ADR                                                     1,300      43,862
                                                                          -----------
                                                                             259,978
                                                                          -----------
=====================================================================================
ISRAEL (1.7%)
COMPUTER HARDWARE MANUFACTURING (1.7%)
MSystems Flash Disk Pioneer Ltd. (b)                              10,300      89,507
                                                                          -----------
=====================================================================================
KOREA (21.1%)
AUTOMOBILE (1.9%)
Hyundai Motor Co. Ltd. GDR                                         5,400     100,170
                                                                          -----------
BANKING (3.0%)
Shinhan Bank GDR                                                   5,800     158,630
                                                                          -----------
CONSTRUCTION (0.7%)
Samsung Corp. GDR                                                  5,300      38,131
                                                                          -----------
CONSUMER GOODS (4.2%)
LG Electronics, Inc. GDR                                          21,400     216,140
                                                                          -----------
Electronics (6.5%)
Samsung Electronics GDR (c)                                        4,500     336,509
                                                                          -----------


                                                       2002 SEMIANNUAL REPORT 36

COMMON STOCKS (continued)
=====================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
KOREA (continued)

FINANCIAL SERVICES (0.8%)
Daishin Securities Co. (b)                                         2,200  $   39,697
                                                                          -----------
SHIPBUILDING (0.9%)
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)              6,800      46,768
                                                                          -----------
STEEL (1.0%)
POSCO ADR                                                          2,200      53,790
                                                                          -----------
TELECOMMUNICATIONS (2.1%)
SK Telecom Co. Ltd. ADR                                            5,100     109,089
                                                                          -----------
                                                                           1,098,924
                                                                          -----------
=====================================================================================

MALAYSIA (4.6%)
BANKING (1.4%)
AMMB Holdings Berhad                                              47,800      75,474
                                                                          -----------
OIL & GAS (1.0%)
Petronas Dagangan Berhad                                          36,000      53,053
                                                                          -----------
SEMICONDUCTORS (2.2%)
Unisem (M) Berhad                                                 31,000     114,210
                                                                          -----------
                                                                             242,737
                                                                          -----------
=====================================================================================
MEXICO (15.2%)
CABLE TV / PROGRAMMING (1.3%)
TV Azteca SA de CV ADR                                             8,600      69,230
                                                                          -----------
CONSTRUCTION (1.2%)
Consorcio ARA SA de CV ADR (b)                                     3,300      63,710
                                                                          -----------
DIVERSIFIED (3.0%)
Alfa SA Class A                                                   38,700      78,017
Grupo IMSA SA de CV ADR                                            5,900      76,405
                                                                          -----------
                                                                             154,422
                                                                          -----------
FINANCIAL SERVICES (1.5%)
Grupo Financiero Banorte SA (b)                                   29,300      78,287
                                                                          -----------
MINING (1.1%)
Grupo Mexico SA Class B                                           29,200      55,284
                                                                          -----------
RETAIL (4.1%)
Grupo Elektra SA de CV ADR                                         9,600      93,504
WalMart de Mexico SA de CV ADR                                     3,600     120,380
                                                                          -----------
                                                                             213,884
                                                                          -----------
TELECOMMUNICATIONS (3.0%)
Carso Global Telecom ADR (b)                                      32,717     155,363
                                                                          -----------
                                                                             790,180
                                                                          -----------


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
POLAND (0.7%)
PETROLEUM (0.7%)
Polski Koncern Naftowy Orlen SA GDR                                4,200  $   38,346
                                                                          -----------
=====================================================================================
RUSSIA (7.7%)
FOOD & BEVERAGE (0.5%)
WimmBillDann Foods OJSC ADR (b)                                    1,000      23,550
                                                                          -----------
MINING (0.9%)
Norilsk Nickel ADR (b)                                             2,000      47,000
                                                                          -----------
OIL & GAS (6.3%)
OAO Gazprom ADR                                                    7,100     112,748
Tatneft ADR                                                       13,700     221,940
                                                                          -----------
                                                                             334,688
                                                                          -----------
                                                                             405,238
                                                                          -----------
=====================================================================================
SOUTH AFRICA (4.6%)
BANKING & FINANCE (1.1%)
Investec Group Ltd.                                                3,900      58,535
                                                                          -----------
ENGINEERING (0.6%)
Aveng Ltd.                                                        40,000      29,717
                                                                          -----------
FINANCIAL SERVICES (0.4%)
FirstRand Ltd.                                                    28,700      21,322
                                                                          -----------
MINING (2.5%)
Anglo American PLC                                                 2,968      46,891
Impala Platinum Holdings Ltd.                                      1,300      84,354
                                                                          -----------
                                                                             131,245
                                                                          -----------
                                                                             240,819
                                                                          -----------
=====================================================================================
TAIWAN (11.7%)
BANKING (1.0%)
Chang Hwa Commercial Bank                                        100,000      53,578
                                                                          -----------
COMPUTER HARDWARE (5.4%)
Accton Technology Corp. GDR (b)                                   10,000      48,250
Asustek Computer, Inc. GDR                                        18,700      63,767
Benq Corp.                                                        12,000      27,480
Compal Electronics, Inc. GDR                                      13,600      89,080
Ritek Corp. GDR                                                   24,000      49,200
                                                                          -----------
                                                                             277,777
                                                                          -----------
ELECTRONICS (1.0%)
United Microelectronics Corp. ADR (b)                              5,000      50,500
                                                                          -----------
FINANCIAL SERVICES (1.0%)
Fubon Financial Holding Co. Ltd. GDR                               4,900      51,450
                                                                          -----------


                                                       2002 SEMIANNUAL REPORT 37

[GRAPH OMITTED]      STATEMENT OF INVESTMENTS (Continued)
                     April 30, 2002 (Unaudited)
INTERNATIONAL Series
================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
TAIWAN (continued)

SEMICONDUCTORS (3.3%)
Advanced Semiconducting Engineering, Inc. ADR (b)                  8,435  $   39,307
Sunplus Technology Co. Ltd. GDR                                    8,400      59,136
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)                4,320      76,464
                                                                          -----------
                                                                             174,907
                                                                          -----------
                                                                             608,212
                                                                          -----------
=====================================================================================
THAILAND (2.6%)
FINANCIAL SERVICES (2.6%)
Siam Commercial Bank Public Co. Ltd. (b)                         240,000     138,157
                                                                          -----------
=====================================================================================
TURKEY (3.0%)
BANKING (3.0%)
Turkiye Garanti Bankasi AS (b)                                33,858,000      63,144
Yapi ve Kredi Bankasi AS (b)                                  32,300,000      92,768
                                                                          -----------
                                                                             155,912
                                                                          -----------
TOTAL COMMON STOCKS                                                        5,013,981
                                                                          -----------

REPURCHASE AGREEMENT (3.6%)
=====================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
=====================================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $190,153
  (Fully collateralized by GARM)                       $         190,144  $  190,144
                                                                          -----------

TOTAL REPURCHASE AGREEMENT                                                   190,144
                                                                          -----------

TOTAL INVESTMENTS (COST $4,681,821) (A)  99.5%                             5,204,125

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%                                   26,698
                                                                          -----------

NET ASSETS  100.0%                                                        $5,230,823
                                                                          ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                              $  930,605
     Unrealized depreciation                                                (408,301)
                                                                          -----------
     Net unrealized appreciation                                          $  522,304
                                                                          ===========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a nonincome producing security.

(c) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers.

ADR    American Depositary Receipt

GARM   Ginnie Adjustable Rate Mortgage

GDR    Global Depositary Receipt

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 38

[GRAPHIC OMITTED]   GARTMORE INTERNATIONAL          Class A Shares symbol: GIGAX
                    GROWTH FUND                     Class B Shares symbol: GIGBX
                                                    Class C Shares symbol: GIGCX
                                                    Institutional Service
INTERNATIONAL Series                                         Class symbol: GIGSX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 7.27%*, versus 8.36% for the Morgan Stanley Capital International All-Country World Ex-US Index. For the trailing 12 months, the Fund returned -14.21%*, underperforming the Index, which returned -11.22%. For broader comparison purposes, the S&P 500 Index returned 2.31% for the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The overwhelming theme driving market performance during the period was global economic recovery. Global leading indicators, global industrial production, and business and consumer confidence in Europe and in the United States all rose during the period.

The Fund's top-performing geographical positions were concentrated in the Emerging Markets category, primarily export-oriented countries in Asia, such as South Korea, Taiwan and Thailand. Japan managed to rally, despite an economy mired in recession, due to the prospects of greater demand for its goods. Mexico advanced on improved credit ratings of its sovereign debt. It should also benefit from the economic recovery in the United States.

In the United Kingdom and in continental Europe, optimism about the recovery was tempered by several factors: 1) the prospect of rising interest rates, 2) political uncertainty in the Mideast and its effect on the price of oil, 3) concerns about accounting issues and credit quality, and 4) the prospect of raising capital in troubled sectors such as telecommunications.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Against this background, sectors and industries with cyclical qualities tended to outperform. In particular, the semiconductor industry as well as the consumer discretionary (retail), material and industrial sectors were strong. The telecommunication and health-care sectors underperformed due to earnings issues.

Within the information technology sector, the Fund's semiconductor stocks rose, while most information technology stocks fell during the period. For example, Samsung Electronics Co. Ltd., Taiwan Semiconductor Manufacturing Co. Ltd. and Powerchip Semiconductor Corp. were up an average of more than 60% for the period. Other positive contributions came from Japan's Nissan Motor Co., Ltd., up 74%, and Persimmon PLC, the UK's largest homebuilder, which was up 51% because UK housing demand surged.

Performance detractors included Vodafone Group PLC, the telecommunications company, which was down 30%; and Credit Suisse Group, which was down 17% due to the losses from its insurance operations. The world's second-largest pharmaceutical company, GlaxoSmithKline PLC, fell 10% based on concerns about earnings issues amid growing pressure from generic competitors.

HOW IS THE FUND POSITIONED?

The main themes underlying our positions are economic and corporate activity recovery coupled with a cyclical upturn. Market confidence in a profitable recovery for the corporate sector is low, and therefore market performance may lag the economic upturn. In this environment, we believe that a sustainable earnings recovery is only partially discounted and that the potential for capturing hidden unexpected earnings growth is significant.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS -- SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $6,720,676

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                                1     INCEPTION(1)
=======================================================
Class A       w/o SC(2)           -14.21%       -21.79%
              w/SC(3)             -19.12%       -24.52%
-------------------------------------------------------
Class B       w/o SC(2)           -14.92%       -22.36%
              w/SC(4)             -19.17%       -24.24%
-------------------------------------------------------
Class C(5)    w/o SC(2)           -14.62%       -22.08%
              w/SC(6)             -16.34%       -22.54%
-------------------------------------------------------
Institutional Service Class(7)    -13.92%       -21.51%
-------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on August 30, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

DATE          CLASS A  MSCI AC WORLD FREE EX U.S. TR   CPI
Aug 30, 2000     9425                          10000  10000
Oct 31, 2000     8351                           9145  10069
Oct 31, 2001     5834                           6866  10284
Apr 30, 2002     6258                           7440  10397

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index
(CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI AC World ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 39

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
INTERNATIONAL Series
================================================================================


GARTMORE INTERNATIONAL GROWTH FUND

COMMON STOCKS (96.9%)
===================================================================================

                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
AUSTRALIA (3.4%)
BANKING (1.1%)
Australia and New Zealand Banking Group Ltd.                     3,500  $   35,673
Bank of Western Australia Ltd.                                  15,000      37,859
                                                                        -----------
                                                                            73,532
                                                                        -----------
DIVERSIFIED (0.5%)
Orica Ltd.                                                       8,000      35,227
                                                                        -----------
MINERALS (1.8%)
BHP Billiton Ltd.                                               13,100      75,974
WMC Ltd.                                                         9,500      46,985
                                                                        -----------
                                                                           122,959
                                                                        -----------
                                                                           231,718
                                                                        -----------
===================================================================================
BRAZIL (1.0%)
MINING (1.0%)
Companhia Vale de Rio Doce ADR                                   2,500      67,125
                                                                        -----------
===================================================================================
CANADA (3.6%)
BANKING (1.1%)
Royal Bank of Canada                                             2,100      73,541
                                                                        -----------
DIVERSIFIED (0.7%)
Bombardier, Inc.                                                 5,400      46,442
                                                                        -----------
FINANCIAL SERVICES (1.0%)
Sun Life Financial Services of Canada, Inc.                      3,200      70,148
                                                                        -----------
MULTIMEDIA (0.8%)
Thomson Corp.                                                    1,550      52,710
                                                                        -----------
                                                                           242,841
                                                                        -----------
===================================================================================
FINLAND (0.8%)
TELECOMMUNICATIONS (0.8%)
Nokia Oyj                                                        3,248      52,565
                                                                        -----------
===================================================================================
FRANCE (10.7%)
BANKING (1.3%)
BNP Paribas SA                                                   1,700      88,848
                                                                        -----------
BUILDING & CONSTRUCTION (1.0%)
Compagnie de SaintGobain                                           400      68,484
                                                                        -----------
ELECTRONICS (0.7%)
Schneider Electric SA                                            1,000      48,254
                                                                        -----------
HEALTH & PERSONAL CARE (2.2%)
L'Oreal SA                                                         700      54,845
SanofiSynthelabo SA                                              1,500      96,035
                                                                        -----------
                                                                           150,880
                                                                        -----------


                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
FRANCE (Continued)
MULTIMEDIA (0.3%)
Vivendi Universal SA                                               600  $   19,134
                                                                        -----------
OIL & GAS (2.1%)
Total Fina Elf SA                                                  938     142,168
                                                                        -----------
PHARMACEUTICALS (1.6%)
Aventis SA                                                       1,580     112,262
                                                                        -----------
TELECOMMUNICATIONS (0.5%)
Thomson Multimedia (b)                                           1,165      31,861
                                                                        -----------
UTILITIES (1.0%)
Suez SA                                                          2,200      65,519
                                                                        -----------
                                                                           727,410
                                                                        -----------
===================================================================================
GERMANY (8.2%)
AUTOMOTIVE (1.3%)
Bayerische Motoren Werke AG                                      2,258      90,136
                                                                        -----------
BANKING (0.5%)
Deutsche Bank AG                                                   550      36,467
                                                                        -----------
CHEMICALS (0.6%)
BASF AG                                                            900      38,441
                                                                        -----------
FINANCIAL SERVICES (1.2%)
Deutsche Boerse AG                                               1,900      84,012
                                                                        -----------
FOOD & BEVERAGE (0.5%)
Metro AG                                                         1,100      35,188
                                                                        -----------
INSURANCE (1.0%)
Allianz AG                                                         300      70,556
                                                                        -----------
MANUFACTURING (0.6%)
Henkel KGaA                                                        700      41,946
                                                                        -----------
TELECOMMUNICATIONS (0.9%)
Deutsche Telekom AG                                              4,500      59,932
                                                                        -----------
UTILITIES (1.6%)
E. On AG                                                         2,000     103,537
                                                                        -----------
                                                                           560,215
                                                                        -----------
===================================================================================
HONG KONG (2.1%)
FINANCIAL SERVICES (1.2%)
Hong Kong Exchanges & Clearing Ltd.                             44,000      78,419
                                                                        -----------
OIL & GAS (0.4%)
China Petroleum and Chemical Corp.                             180,000      28,849
                                                                        -----------


                                                       2002 SEMIANNUAL REPORT 40

COMMON STOCKS (continued)
===================================================================================

                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
HONG KONG (continued)
REAL ESTATE (0.5%)
Sun Hung Kai Properties Ltd.                                     4,000  $   34,875
                                                                        -----------
                                                                           142,143
                                                                        -----------
===================================================================================
INDIA (0.6%)
COMPUTER SERVICES (0.6%)
Satyam Computer Services Ltd.                                    3,600      43,020
                                                                        -----------
===================================================================================
IRELAND (2.8%)
BANKING (1.7%)
Bank of Ireland                                                 10,100     117,404
                                                                        -----------
BUILDING & CONSTRUCTION (1.1%)
CRH PLC                                                          4,200      71,908
                                                                        -----------
                                                                           189,312
                                                                        -----------
===================================================================================
ITALY (3.0%)
FINANCE SERVICES (0.6%)
Banca Fideuram SpA                                               5,700      43,556
                                                                        -----------
LUXURY GOODS (1.3%)
Gucci Group                                                        894      86,600
                                                                        -----------
TELECOMMUNICATIONS (1.1%)
Telecom Italia SpA                                               9,200      73,202
                                                                        -----------
                                                                           203,358
                                                                        -----------
===================================================================================
JAPAN (15.8%)
AUDIO / VIDEO PRODUCTS (2.0%)
Sony Corp.                                                       2,500     134,346
                                                                        -----------
AUTOMOTIVE (1.9%)
Nissan Motor Co. Ltd.                                            8,000      61,558
Toyota Motor Corp.                                               2,600      70,872
                                                                        -----------
                                                                           132,430
                                                                        -----------
BANKING (0.5%)
The Sumitomo Trust & Banking Co. Ltd.                            8,000      35,888
                                                                        -----------
BROKERAGE SERVICES (1.0%)
Matsui Securities Co. Ltd. (b)                                   5,500      67,893
                                                                        -----------
CHEMICALS (1.2%)
ShinEtsu Chemical Co. Ltd.                                       2,000      82,399
                                                                        -----------
COMPUTER SOFTWARE / SERVICES (1.0%)
Capcom Co. Ltd.                                                  2,300      68,785
                                                                        -----------
ELECTRONICS (2.7%)
Canon, Inc.                                                      1,000      38,318
NEC Corp.                                                       10,000      77,103
Toshiba Corp.                                                   13,000      60,646
                                                                        -----------
                                                                           176,067
                                                                        -----------
FINANCIAL SERVICES (0.8%)
Nomura Holdings, Inc.                                            4,000  $   55,763
                                                                        -----------
HEALTH & PERSONAL CARE (2.3%)
Kao Corp.                                                        4,000      78,193
Shiseido Co. Ltd.                                                7,000      77,687
                                                                        -----------
                                                                           155,880
                                                                        -----------
MANUFACTURING (0.7%)
SMC Corp.                                                          400      47,913
                                                                        -----------
SERVICES (0.7%)
Secom Co. Ltd.                                                   1,000      49,221
                                                                        -----------
TELECOMMUNICATIONS (1.0%)
Nippon Telegraph & Telephone Corp.                                  18      70,794
                                                                        -----------
                                                                         1,077,379
                                                                        -----------
===================================================================================
KOREA (2.2%)
ELECTRONICS (1.4%)
Samsung Electronics Co. Ltd.                                       690     101,188
                                                                        -----------
FINANCIAL SERVICES (0.4%)
Good Morning Securities Co. Ltd. (b)                             5,500      26,139
                                                                        -----------
OIL & GAS (0.4%)
SK Corp.                                                         1,700      25,355
                                                                        -----------
                                                                           152,682
                                                                        -----------
===================================================================================
LUXEMBOURG (0.4%)
STEEL (0.4%)
Arcelor (b)                                                      1,900      26,195
                                                                        -----------
===================================================================================
MEXICO (1.0%)
RETAIL (1.0%)
WalMart de Mexico SA de CV ADR                                   2,100      70,222
                                                                        -----------
===================================================================================
NETHERLANDS (5.9%)
BANKING (0.8%)
ABN AMRO Holding NV                                              2,728      54,080
                                                                        -----------
CHEMICALS (0.7%)
Akzo Nobel NV                                                    1,100      47,291
                                                                        -----------
FINANCIAL SERVICES (1.0%)
ING Groep NV                                                     2,500      66,006
                                                                        -----------
OIL & GAS (1.9%)
Royal Dutch Petroleum Co.                                        2,508     132,885
                                                                        -----------
SEMICONDUCTORS (0.5%)
ASM Holding NV (b)                                               1,500      34,062
                                                                        -----------


                                                       2002 SEMIANNUAL REPORT 41

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002 (Unaudited)
INTERNATIONAL Series
================================================================================


GARTMORE INTERNATIONAL GROWTH FUND (Continued)

COMMON STOCKS (continued)
===================================================================================


                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
NETHERLANDS (continued)

TRANSPORTATION (1.0%)
TNT Post Group NV                                                3,200  $   69,348
                                                                        -----------
                                                                           403,672
                                                                        -----------
===================================================================================
PORTUGAL (0.8%)
TELECOMMUNICATIONS (0.8%)
Portugal Telecom, SGPS, SA (b)                                   7,100      51,822
                                                                        -----------
===================================================================================
SINGAPORE (0.4%)
ELECTRONICS (0.4%)
Venture Manufacturing Ltd.                                       3,000      28,150
                                                                        -----------
===================================================================================
SOUTH AFRICA (0.6%)
MINING (0.6%)
AngloGold Ltd. ADR                                               1,600      42,880
                                                                        -----------
===================================================================================
SOUTH KOREA (0.7%)
AUTOMOTIVE (0.3%)
Ssangyong Motor Co. (b)                                         34,000      18,261
                                                                        -----------
STEEL (0.4%)
Pohang Iron & Steel Co. Ltd. ADR                                 1,100      26,895
                                                                        -----------
                                                                            45,156
                                                                        -----------
===================================================================================
SPAIN (2.0%)
TELECOMMUNICATIONS (1.0%)
Telefonica SA (b)                                                6,222      66,607
                                                                        -----------
UTILITIES (1.0%)
Endesa SA                                                        4,700      71,998
                                                                        -----------
                                                                           138,605
                                                                        -----------
===================================================================================
SWITZERLAND (8.6%)
BANKING (2.6%)
Credit Suisse Group (b)                                          1,600      57,034
UBS AG (b)                                                       2,500     120,517
                                                                        -----------
                                                                           177,551
                                                                        -----------
FOOD & BEVERAGE (2.1%)
Nestle SA                                                          600     141,842
                                                                        -----------
HEALTH & PERSONAL CARE (0.9%)
Roche Holding AG                                                   850      64,402
                                                                        -----------
INSURANCE (1.0%)
Swiss Re                                                           700      70,644
                                                                        -----------
PHARMACEUTICALS (2.0%)
Novartis AG                                                      3,200     134,214
                                                                        -----------
                                                                           588,653
                                                                        -----------


                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
TAIWAN (2.7%)
COMPUTER HARDWARE (0.4%)
Accton Technology Corp. (b)                                     12,000  $   29,036
                                                                        -----------
ELECTRONIC COMPONENTS (0.4%)
Asustek Computer, Inc.                                           8,000      28,920
                                                                        -----------
ELECTRONICS (1.0%)
Compal Electronics, Inc.                                        26,000      34,901
LITEON IT Corp. (b)                                              4,000      28,229
                                                                        -----------
                                                                            63,130
                                                                        -----------
FINANCIAL SERVICES (0.5%)
Fubon Financial Holding Co. Ltd. (b)                            33,000      33,650
                                                                        -----------
SEMICONDUCTORS (0.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)             11,000      27,725
                                                                        -----------
                                                                           182,461
                                                                        -----------
===================================================================================
THAILAND (0.3%)
OIL & GAS (0.3%)
PTT Exploration & Production Public Co. Ltd.                     8,000      19,235
                                                                        -----------
===================================================================================
UNITED KINGDOM (19.3%)
BANKING (3.3%)
Lloyds TSB Group PLC                                             9,700     111,532
Royal Bank of Scotland Group PLC                                 4,100     117,586
                                                                        -----------
                                                                           229,118
                                                                        -----------
BUILDING & CONSTRUCTION (1.1%)
Persimmon PLC                                                   10,800      72,399
                                                                        -----------
DIVERSIFIED (0.6%)
Unilever PLC                                                     4,256      38,950
                                                                        -----------
ELECTRONICS (0.3%)
ARM Holdings PLC (b)                                             6,000      19,324
                                                                        -----------
FOOD & BEVERAGE (2.1%)
Diageo PLC                                                       7,800     103,553
Tesco PLC                                                       10,000      38,327
                                                                        -----------
                                                                           141,880
                                                                        -----------
MINING (0.9%)
Anglo American PLC                                               2,200      34,690
Rio Tinto PLC                                                    1,500      27,871
                                                                        -----------
                                                                            62,561
                                                                        -----------
OIL & GAS (2.9%)
BP PLC                                                          23,029     196,494
                                                                        -----------
PHARMACEUTICALS (2.9%)
AstraZeneca PLC                                                    751      35,186
GlaxoSmithKline PLC                                              7,050     170,547
                                                                        -----------
                                                                           205,733
                                                                        -----------


                                                       2002 SEMIANNUAL REPORT 42

COMMON STOCKS (continued)
===================================================================================

                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
UNITED KINGDOM (continued)

RETAIL (1.5%)
Dixons Group PLC                                                10,000  $   33,117
Marks & Spencer Group PLC (b)                                   10,000      10,089
Marks & Spencer Group PLC B Shares                               9,952      57,577
                                                                        -----------
                                                                           100,783
                                                                        -----------
TELECOMMUNICATIONS (3.2%)
British Sky Broadcasting Group PLC (b)                           5,800      64,914
BT Group PLC (b)                                                19,000      71,437
Vodafone Group PLC                                              56,051      90,464
                                                                        -----------
                                                                           226,815
                                                                        -----------
UTILITIES (0.5%)
National Grid Group PLC                                          4,500      32,265
                                                                        -----------
                                                                         1,326,322
                                                                        -----------
TOTAL COMMON STOCKS                                                      6,613,141
                                                                        -----------


                                                         SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
===================================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $107,540
  (Fully collateralized by FNARM)                    $         107,535  $  107,535
                                                                        -----------

TOTAL REPURCHASE AGREEMENT                                                 107,535
                                                                        -----------

TOTAL INVESTMENTS (COST $6,481,881) (A)  98.5%                           6,720,676

OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%                                105,490
                                                                        -----------

NET ASSETS  100.0%                                                      $6,826,166
                                                                        ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                            $  433,291
     Unrealized depreciation                                              (194,496)
                                                                        -----------
     Net unrealized appreciation                                        $  238,795
                                                                        ===========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a nonincome producing security.

ADR     American Depositary Receipt

FNARM   Fannie Mae Adjustable Rate Mortgage

GDR     Global Depositary Receipt

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 43

[GRAPHIC OMITTED]  GARTMORE INTERNATIONAL           Class A Shares symbol: GAIGX
                   SMALL CAP GROWTH FUND            Class B Shares symbol: GBIGX
                                                    Class C Shares symbol: GCIGX
                                                    Institutional Service
                                                             Class symbol: GSIGX
                                                    Institutional Class
INTERNATIONAL Series                                               symbol: GIIGX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 10.79%* versus 9.84% for the Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index (MSCI EAFE Small Cap Index). For the trailing 12 months, the Fund returned -18.73%*, versus the Index, which returned -7.27%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Small-cap stocks typically lead larger-cap stocks during the early phases of an economic recovery, and small caps have significantly outperformed large-cap stocks during this recovery. For example, the MSCI EAFE Small Cap Index has outperformed the MSCI EAFE Index by 5% during this six-month period. Small-cap stocks in Europe and the Pacific & Emerging Markets did particularly well, while Japanese small caps lagged.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund emphasized the consumer discretionary, industrials and information technology sectors, which represented more than 70% of the Fund during the period. The main country allocations were to Japan, the United Kingdom and France.

Fund performance was affected primarily by the positive performance of De'Longhi, the Italian consumer goods company, which is benefiting from weakness among its competitors; VTech Holdings Ltd., the Hong Kong consumer electronics company, whose earnings outlook has been buoyed by offering higher-margin products and penetrating new markets such as Europe and China; and Permasteelisa SpA, the Italian construction company, which was boosted by unexpectedly higher earnings and a fuller order book.

Performance detractors included International Media, the German film producer and finance company, which had a big profit warning but which is expected to recover on further positive news; VMetro, a high-end computer manufacturer based in Norway whose earnings have disappointed (the Fund is selling this stock); and Dialog Semiconductor, a manufacturer of semiconductors for mobile phones. We continue to hold the stock based on expectations of strong future earnings.

HOW IS THE FUND POSITIONED?

The main themes underlying our current positions are economic recovery and a cyclical upturn. Market confidence in a profitable recovery for the corporate sector is low and market performance may lag the economic upturn. In this environment, we believe that a sustainable earnings recovery is only partially discounted and that the potential for capturing hidden unexpected earnings is significant.

We believe the Fund is positioned to benefit from a combined recovery in corporate activity and market sentiment during the next six to 12 months. The outlook for small-cap outperformance continues to be favorable, boosted by attractive relative valuations (as compared to those of large-cap stocks), and better earnings than those of their large-cap counterparts.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS -- SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $3,674,471

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                               1     INCEPTION(1)
======================================================
Class A      w/o SC(2)           -18.73%       -20.79%
             w/SC(3)             -23.42%       -24.17%
------------------------------------------------------
Class B      w/o SC(2)           -19.33%       -21.35%
             w/SC(4)             -23.36%       -23.68%
------------------------------------------------------
Class C(5)   w/o SC(2)           -19.53%       -21.43%
             w/SC(6)             -20.33%       -22.01%
------------------------------------------------------
Institutional Service Class(7)   -18.49%       -20.55%
------------------------------------------------------
Institutional Class(7)           -18.35%       -20.39%
------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 21, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPH OMITTED]

Date          Class A  MCSI Small Cp US EAFE   CPI
Dec 21, 2000     9425  10000                  10000
Oct 31, 2001     6202   8480                  10213
Apr 30, 2002     6871   9314                  10325

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Small Cap Growth Fund, Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index (MSCI EAFE Small Cap Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI EAFE Small Cap Index is an unmanaged index that is generally representative of the small capitalization securities of international stock markets.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 44

STATEMENT OF INVESTMENTS
April 30, 2002 (unaudited)
=========================================================================================


GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

COMMON STOCKS (95.1%)
=========================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
AUSTRALIA (1.3%)
AGRICULTURAL OPERATIONS (0.4%)
Australian Agricultural Co. Ltd. (b)                              32,000  $       14,606
                                                                           --------------
CLOTHING (0.5%)
Billabong International Ltd.                                       4,000          18,259
                                                                           --------------
MEDICAL PRODUCTS (0.4%)
Cochlear Ltd.                                                        800          16,548
                                                                           --------------
                                                                                  49,413
                                                                           --------------
=========================================================================================
BELGIUM (2.1%)
PHARMACEUTICALS (2.1%)
Omega Pharma SA                                                    1,700          76,287
                                                                           --------------
=========================================================================================
BRAZIL (1.1%)
TELECOMMUNICATIONS (1.1%)
Tele Centro Oeste Celular Participacoes SA                         7,000          41,300
                                                                           --------------
=========================================================================================
DENMARK (0.9%)
AUDIO/VIDEO PRODUCTS (0.7%)
Bang & Olufsen A/S                                                   900          25,634
                                                                           --------------
BUILDING & CONSTRUCTION (0.2%)
FLS Industries A/S                                                   527           6,132
                                                                           --------------
                                                                                  31,766
                                                                           --------------
=========================================================================================
FINLAND (1.8%)
BUILDING & CONSTRUCTION (0.3%)
YIT-Yhtyma Oyj (YIT)                                                 691          10,803
                                                                           --------------
RUBBER & RUBBER PRODUCTS (1.5%)
Uponor Oyj                                                         2,612          55,311
                                                                           --------------
                                                                                  66,114
                                                                           --------------
=========================================================================================
FRANCE (11.1%)
ADVERTISING / MARKETING (3.3%)
SR Teleperformance                                                 2,000          50,281
Trader.com NV (b)                                                  9,189          67,897
                                                                           --------------
                                                                                 118,178
                                                                           --------------
BROADCASTING & TELEVISION (0.5%)
Groupe AB SA                                                       1,350          19,890
                                                                           --------------
BUILDING & CONSTRUCTION (0.9%)
Eiffage SA                                                           412          34,675
                                                                           --------------
CONSULTING (1.6%)
Altedia                                                              636          21,950
High Co.                                                             300          36,224
                                                                           --------------
                                                                                  58,174
                                                                           --------------

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
FRANCE (11.1%) (continued)
ELECTRONICS (0.0%)
Cofidur (b)                                                        2,300  $            0
                                                                           --------------
HOSPITALS (1.5%)
Generale de Sante (b)                                              3,592          54,992
                                                                           --------------
MEDICAL PRODUCTS (0.0%)
LVL Medical SA                                                        37           1,240
                                                                           --------------
OFFICE EQUIPMENT & SERVICES (0.7%)
Neopost SA (b)                                                       700          26,499
                                                                           --------------
REAL ESTATE INVESTMENT / MANAGEMENT  (0.9%)
Pierre & Vacances                                                    467          32,908
                                                                           --------------
RESORTS/THEME PARKS (1.2%)
Club Mediterranee SA                                               1,142          46,184
                                                                           --------------
SEMICONDUCTORS (0.5%)
Memscap SA (b)                                                     3,086           4,227
Silicon-On-Insulator Technologies (b)                              1,063          14,368
                                                                           --------------
                                                                                  18,595
                                                                           --------------
                                                                                 411,335
                                                                           --------------
=========================================================================================
GERMANY  (6.7%)
APPAREL MANUFACTURERS (0.6%)
Escada AG                                                            983          21,259
                                                                           --------------
BROADCASTING & TELEVISION (0.8%)
IM Internationalmedia AG (b)                                       3,704          22,196
PrimaCom AG (b)                                                    9,328           8,153
                                                                           --------------
                                                                                  30,349
                                                                           --------------
BUILDING & CONSTRUCTION (0.5%)
Bilfinger Berger AG                                                  348           7,934
Hochtief AG                                                          529          11,345
                                                                           --------------
                                                                                  19,279
                                                                           --------------
ELECTRONICS -- SEMICONDUCTORS  (0.8%)
Dialog Semiconductor PLC (b)                                       9,334          31,120
                                                                           --------------
ENERGY SOURCES (0.3%)
REPower Systems AG (b)                                               350          12,300
                                                                           --------------
MACHINERY / PRINT TRADE (1.2%)
Boewe Systec AG                                                    1,900          44,342
                                                                           --------------
MANUFACTURING -- DIVERSIFIED (0.1%)
Jenoptik AG                                                          125           2,501
                                                                           --------------
RETAIL (1.9%)
Takkt AG                                                          11,820          69,231
                                                                           --------------


                                                       2002 SEMIANNUAL REPORT 45

[GRAPHIC OMITTED]    STATEMENT OF INVESTMENTS (Continued)
                     April 30, 2002 (unaudited)
INTERNATIONAL Series
=========================================================================================


GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND (Continued)

COMMON STOCKS (continued)
=========================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
GERMANY (continued)
SEMICONDUCTOR EQUIPMENT (0.5%)
Suess MicroTec AG (b)                                                700  $       20,185
                                                                           --------------
                                                                                 250,566
                                                                           --------------
=========================================================================================
HONG KONG (2.1%)
APPLIANCES (0.9%)
VTech Holdings Ltd. (b)                                           30,000          34,811
                                                                           --------------
FINANCIAL SERVICES (1.2%)
Hong Kong Exchanges & Clearing Ltd.                               24,000          42,774
                                                                           --------------
                                                                                  77,585
                                                                           --------------
=========================================================================================
HUNGARY (1.0%)
PHARMACEUTICALS (1.0%)
Gedeon Richter Rt. GDR                                               600          38,508
                                                                           --------------
=========================================================================================
INDIA (1.0%)
BANKING (1.0%)
ICICI Bank Ltd. ADR                                                7,000          35,700
                                                                           --------------
=========================================================================================
IRELAND (3.5%)
BUILDING & CONSTRUCTION (1.1%)
Kingspan Group PLC                                                15,490          39,083
                                                                           --------------
EDUCATIONAL SOFTWARE (0.9%)
Riverdeep Group PLC ADR (b)                                        1,700          34,187
                                                                           --------------
FOOD & BEVERAGE (1.5%)
Greencore Group                                                    9,400          27,698
IAWS Group PLC                                                     3,605          29,658
                                                                           --------------
                                                                                  57,356
                                                                           --------------
                                                                                 130,626
                                                                           --------------
=========================================================================================
ISRAEL (1.1%)
COMPUTER EQUIPMENT (1.1%)
M-SYSTEMS Flash Disk Pioneer Ltd. (b)                              4,500          39,105
                                                                           --------------
=========================================================================================
ITALY (6.1%)
APPLIANCES (1.7%)
De' Longhi SpA                                                    13,817          63,498
                                                                           --------------
BREWERY (0.7%)
David Campari-Milano SpA (b)                                         800          25,519
                                                                           --------------
CONSUMER DURABLES (0.8%)
Merloni Elettrodomestici                                           3,500          31,539
                                                                           --------------
ENGINEERING  (0.8%)
Permasteelisa SpA                                                  1,645          28,534
                                                                           --------------

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
ITALY (continued)
MANUFACTURING (2.1%)
Interpump Group SpA                                               18,662  $       76,178
                                                                           --------------
                                                                                 225,268
                                                                           --------------
=========================================================================================
JAPAN (21.5%)
APPLIANCES & HOUSEHOLD PRODUCTS (0.4%)
Enix (Multimedia)                                                    700          13,902
                                                                           --------------
AUTO / RELATED PRODUCTS (1.3%)
Ngk Spark Plug Co. Ltd.                                            1,000           8,520
Nissin Kogyo Co. Ltd.                                                150           3,914
Nok Corp.                                                          3,000          23,131
Yamaha Motor Co. Ltd.                                              2,000          14,798
                                                                           --------------
                                                                                  50,363
                                                                           --------------
BROADCASTING (0.5%)
Amuse, Inc.                                                        1,200          18,692
                                                                           --------------
BROKERAGE SERVICES (0.4%)
Matsui Securities Co. Ltd. (b)                                     1,200          14,813
                                                                           --------------
COMPUTER AIDED DESIGN (0.3%)
Cybernet Systems Co. Ltd.                                              4          11,028
                                                                           --------------
COMPUTER SOFTWARE / SERVICES (1.6%)
Agrex, Inc.                                                          700          14,283
Capcom Co. Ltd.                                                      700          20,935
Little Earth Corp. (b)                                                 3          18,178
Open Interface, Inc. (b)                                               4           8,879
                                                                           --------------
                                                                                  62,275
                                                                           --------------
CONSULTING (0.6%)
Toyo Business Engineering Corp.                                      700          22,352
                                                                           --------------
CONSUMER PRODUCTS (0.4%)
Hitachi Maxell                                                     1,000          15,405
                                                                           --------------
COSMETICS / TOILETRIES (0.5%)
Kose Corp.                                                           560          17,140
                                                                           --------------
DISTRIBUTION (1.2%)
Misumi Corp.                                                         600          21,682
Salomon & Taylor Made Co. Ltd.                                     2,000          22,741
                                                                           --------------
                                                                                  44,423
                                                                           --------------
ELECTRONIC COMPONENTS (1.1%)
Enplas Corp.                                                         200           5,078
Koa Corp.                                                          1,400          13,651
MegaChips Corp.                                                      800          20,872
                                                                           --------------
                                                                                  39,601
                                                                           --------------


                                                       2002 SEMIANNUAL REPORT 46

COMMON STOCKS (continued)
=========================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
JAPAN (continued)
ELECTRONICS (0.6%)
Alps Electric Co. Ltd.                                             1,000  $       13,442
Anritsu Corp.                                                      1,000           7,960
                                                                           --------------
                                                                                  21,402
                                                                           --------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Shizuokagas Co. Ltd.                                               6,000          17,757
                                                                           --------------
ENTERTAINMENT SOFTWARE (0.1%)
Konami Computer Entertainment Tokyo, Inc.                            330           4,498
                                                                           --------------
FINANCIAL SERVICES (1.0%)
Aeon Credit Service Co. Ltd.                                         400          23,582
JACCS Co. Ltd.                                                     6,000          15,047
                                                                           --------------
                                                                                  38,629
                                                                           --------------
FOOD & BEVERAGE (0.4%)
DyDo Drinco, Inc.                                                  1,000          15,537
                                                                           --------------
INTERNET CONTENT (1.4%)
Cybird Co. Ltd. (b)                                                    4          18,131
Oricon Global Entertainment, Inc.                                      5          12,928
Yahoo Japan Corp. (b)                                                  1          22,897
                                                                           --------------
                                                                                  53,956
                                                                           --------------
LEASING (0.4%)
Diamond Lease Co. Ltd.                                             1,100          15,301
                                                                           --------------
LEISURE / ENTERTAINMENT (0.3%)
Namco Ltd.                                                           600          12,150
                                                                           --------------
LIGHTING PRODUCTS (0.4%)
Ushio, Inc.                                                        1,000          13,396
                                                                           --------------
MACHINERY (0.2%)
Tsubaki Nakashima Co. Ltd.                                         1,000           7,165
                                                                           --------------
MACHINERY & EQUIPMENT (0.6%)
Disco Corp.                                                          200          12,508
THK Co. Ltd.                                                         400           7,944
                                                                           --------------
                                                                                  20,452
                                                                           --------------
MANUFACTURING (1.3%)
Amano Corp.                                                        2,000          12,773
ARRK Corp.                                                           900          38,971
                                                                           --------------
                                                                                  51,744
                                                                           --------------
REAL ESTATE (0.7%)
Joint Corp.                                                          900          13,072
Zephyr Co. Ltd.                                                        5          12,072
                                                                           --------------
                                                                                  25,144
                                                                           --------------

                                                          SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
JAPAN (continued)
RESTAURANTS (1.2%)
Doutor Coffee Co. Ltd.                                               300  $       15,070
Global-Dining, Inc.                                                1,300          15,096
Prime Link Co. Ltd. (b)                                                5          14,798
                                                                           --------------
                                                                                  44,964
                                                                           --------------
RETAIL -- BUILDING (0.5%)
Komeri Co. Ltd.                                                      800          19,439
                                                                           --------------
RETAIL -- CONVENIENCE STORE  (0.6%)
Family Mart Co. Ltd.                                               1,000          21,106
                                                                           --------------
RETAIL -- BOOKSTORE (1.1%)
Culture Convenience Club Co. Ltd.                                  2,200          42,663
                                                                           --------------
SCHOOLS (0.5%)
Tac Co. Ltd.                                                       1,000          19,470
                                                                           --------------
SEMICONDUCTOR EQUIPMENT (0.4%)
Realvision, Inc. (b)                                                   3          14,252
                                                                           --------------
STORAGE (0.3%)
Shibusawa Warehouse Co. Ltd.                                       6,000          10,701
                                                                           --------------
TELEVISION (0.2%)
Fuji Television Network, Inc.                                          1           5,763
                                                                           --------------
TRANSPORTATION (0.5%)
SENKO Co. Ltd.                                                    10,000          18,302
                                                                           --------------
                                                                                 803,785
                                                                           --------------
=========================================================================================
KOREA (1.0%)
RETAIL -- MAJOR DEPARTMENT STORES  (1.0%)
Hyundai Department Store Co. Ltd.                                  1,200          37,742
                                                                           --------------
=========================================================================================
MEXICO (3.2%)
BROADCASTING & TELEVISION (1.2%)
TV Azteca SA                                                       5,500          44,275
                                                                           --------------
FINANCIAL SERVICES (1.2%)
Grupo Financiero Banorte SA de CV (b)                             17,000          45,423
                                                                           --------------
RETAIL (0.8%)
Grupo Elektra SA de CV ADR                                         3,000          29,220
                                                                           --------------
                                                                                 118,918
                                                                           --------------
=========================================================================================
NETHERLANDS (6.7%)
BROADCASTING & TELEVISION (1.5%)
Fox Kids Europe NV (b)                                             5,398          55,208
                                                                           --------------
BUILDING & CONSTRUCTION (0.8%)
Volker Wessels Stevin NV                                           1,100          29,984
                                                                           --------------


                                                       2002 SEMIANNUAL REPORT 47

[GRAPHIC OMITTED]    STATEMENT OF INVESTMENTS (Continued)
                     April 30, 2002 (unaudited)
INTERNATIONAL Series
=========================================================================================

GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND (Continued)


COMMON STOCKS (continued)
=========================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
NETHERLANDS (Continued)
COMPUTER SOFTWARE / SERVICES (1.1%)
Computer Services Solutions Holding NV                             4,600  $       18,280
Scala Business Solutions NV (b)                                    6,300          21,572
                                                                           --------------
                                                                                  39,852
                                                                           --------------
ENGINEERING (1.4%)
Fugro NV                                                             923          53,355
                                                                           --------------
HUMAN RESOURCES (0.5%)
United Services Group NV                                             867          17,969
                                                                           --------------
SATELLITE TELECOMMUNICATIONS (0.8%)
New Skies Satellites NV (b)                                        5,000          28,385
                                                                           --------------
TRANSPORTATION (0.6%)
IHC Caland NV                                                        400          22,473
                                                                           --------------
                                                                                 247,226
=========================================================================================
NORWAY (0.7%)
BROADCASTING & TELEVISION (0.1%)
P4 Radio Hele Norge ASA                                            2,844           4,534
                                                                           --------------
COMPUTER SOFTWARE / SERVICES (0.6%)
VMetro ASA (b)                                                     3,844          20,578
                                                                           --------------
                                                                                  25,112
                                                                           --------------
=========================================================================================
RUSSIA (1.9%)
FOOD & DAIRY PRODUCT  (0.6%)
Wimm-Bill-Dann Foods OJSC ADR (b)                                  1,000          23,550
                                                                           --------------
OIL & GAS (1.3%)
Tetneft ADR                                                        3,000          48,600
                                                                           --------------
                                                                                  72,150
                                                                           --------------
=========================================================================================
SOUTH AFRICA (1.7%)
DIVERSIFIED (0.8%)
Aveng Ltd. (b)                                                    40,000          29,717
                                                                           --------------
METALS & MINING (0.9%)
Northam Platinum Ltd.                                             20,000          32,350
                                                                           --------------
                                                                                  62,067
                                                                           --------------
=========================================================================================
SOUTH KOREA (0.8%)
ELECTRONICS (0.8%)
Samsung Corp.                                                      4,000          28,778
                                                                           --------------
=========================================================================================
SWEDEN (2.7%)
COMPUTER SOFTWARE / SERVICES (0.3%)
HiQ International AB                                               1,200           1,413
ORC Software AB                                                      500           9,781
                                                                           --------------
                                                                                  11,194
                                                                           --------------

                                                          SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
SWEDEN (Continued)
FOOD DIVERSIFIED (0.7%)
Axfood AB                                                          1,658  $       26,544
                                                                           --------------
MEDICAL -- BIOMEDICAL / GENETIC  (0.8%)
Perbio Science (b)                                                 1,693          28,751
                                                                           --------------
MEDICAL PRODUCTS (0.4%)
Q-Med AB (b)                                                       1,000          15,474
                                                                           --------------
TELEVISION (0.5%)
Modern Times Group MTG AB (b)                                      1,108          19,841
                                                                           --------------
                                                                                 101,804
                                                                           --------------
=========================================================================================
SWITZERLAND (3.8%)
COMPUTER EQUIPMENT (1.5%)
Logitech International SA (b)                                      1,200          55,848
                                                                           --------------
COMPUTER SOFTWARE / SERVICES (0.8%)
Temenos Group AG (b)                                               3,798          30,241
                                                                           --------------
PHARMACEUTICALS (1.5%)
Actelion Ltd. (b)                                                  1,200          56,294
                                                                           --------------
                                                                                 142,383
                                                                           --------------
=========================================================================================
TAIWAN (0.7%)
COMPUTER HARDWARE  (0.7%)
Accton Technology Corp. (b)                                       10,000          24,196
                                                                           --------------
=========================================================================================
UNITED KINGDOM (10.6%)
ADVERTISING  (0.5%)
Incepta Group PLC                                                 23,134          20,228
                                                                           --------------
AGRICULTURAL BIOTECHNOLOGY (0.6%)
Sygen International PLC (b)                                       27,900          21,041
                                                                           --------------
AUTO / RELATED PRODUCTS (0.8%)
Reg Vardy PLC                                                      4,900          29,134
                                                                           --------------
BROADCASTING & TELEVISION (0.6%)
HIT Entertainment PLC                                              4,200          20,994
                                                                           --------------
BUILDING & CONSTRUCTION (0.8%)
Crest Nicholson PLC                                                8,900          31,549
                                                                           --------------
DIVERSIFIED (0.7%)
Interserve PLC                                                     3,600          27,858
                                                                           --------------
ENTERTAINMENT SOFTWARE (0.2%)
Eidos PLC (b)                                                      4,135           7,773
                                                                           --------------
FINANCIAL SERVICES (0.5%)
Inter-Alliance Group PLC (b)                                      12,150          18,237
                                                                           --------------


                                                       2002 SEMIANNUAL REPORT 48

COMMON STOCKS (continued)
=========================================================================================


                                                             SHARES OR
                                                         PRINCIPAL AMOUNT        VALUE
=========================================================================================
UNITED KINGDOM (continued)
HEALTHCARE (1.5%)
Nestor Healthcare Group PLC                                        6,100  $       52,894
                                                                           --------------
HOUSEHOLD PRODUCTS (0.5%)
Homestyle Group PLC                                                4,100          19,717
                                                                           --------------
INSURANCE (0.2%)
Cox Insurance Holdings PLC                                         8,400           7,008
                                                                           --------------
PUBLISHING (0.6%)
The Future Network PLC (b)                                        27,801          24,005
                                                                           --------------
RETAIL -- PUBS (0.8%)
J.D. Wetherspoon PLC                                               6,000          31,390
                                                                           --------------
RETAIL -- COMPUTER EQUIPMENT (1.4%)
Electronics Boutique PLC                                          24,565          50,118
                                                                           --------------
SEMICONDUCTOR EQUIPMENT (0.1%)
Telemetrix PLC                                                     1,305           2,677
                                                                           --------------
TELEVISION (0.8%)
Chrysalis Group PLC                                                8,100          29,746
                                                                           --------------
                                                                                 394,369
                                                                           --------------
TOTAL COMMON STOCKS                                                            3,532,103
                                                                           --------------


REPURCHASE AGREEMENT (3.8%)
=========================================================================================

                                                          SHARES OR
                                                       PRINCIPAL AMOUNT        VALUE
=========================================================================================
Fifth Third Bank 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $142,375
  (Fully collateralized by FNMA securities)            $         142,368  $      142,368
                                                                           --------------
TOTAL REPURCHASE AGREEMENT                                                       142,368
                                                                           --------------
TOTAL INVESTMENTS (COST $3,747,952) (A) -- 98.9%                               3,674,471
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%                                     41,574
                                                                           --------------
NET ASSETS -- 100.0%                                                      $    3,716,045
                                                                           ==============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                              $      379,183
     Unrealized depreciation                                                    (452,664)
                                                                           --------------
     Net unrealized depreciation                                          $      (73,481)
                                                                           ==============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR    American Depositary Receipt

FNMA   Federal National Mortgage Association

GDR    Global Depositary Receipt

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 49

[GRAPHIC OMITTED]    STATEMENTS OF ASSETS AND LIABILITIES
                     April 30, 2002 (unaudited)
INTERNATIONAL Series
========================================================================================================================


                                                               GARTMORE          GARTMORE              GARTMORE
                                                           EMERGING MARKETS    INTERNATIONAL    INTERNATIONAL SMALL CAP
                                                                 FUND           GROWTH FUND           GROWTH FUND
========================================================================================================================
ASSETS:
Investments, at value (cost $4,491,677;
     $6,374,346 and $3,605,584; respectively)             $       5,013,981   $    6,613,141   $              3,532,103
Repurchase agreements, at cost                                      190,144          107,535                    142,368
                                                          ------------------  ---------------  -------------------------
     Total Investment                                             5,204,125        6,720,676                  3,674,471
                                                          ------------------  ---------------  -------------------------
Cash                                                                     --           77,635                         --
Foreign currency, at value
     (cost $2,640; $59,190 and $1,135; respectively)                  2,640           59,211                      1,137
Interest and dividends receivable                                    12,661           13,575                      6,762
Receivable for investments sold                                      18,897          246,508                    114,074
Receivable from adviser                                               1,046            1,489                      5,231
Reclaims receivable                                                      --            6,574                      1,419
Prepaid expenses and other assets                                     8,598            8,605                     14,246
                                                          ------------------  ---------------  -------------------------
     Total Assets                                                 5,247,967        7,134,273                  3,817,340
                                                          ------------------  ---------------  -------------------------
LIABILITIES:
Payable for investments purchased                                        --          287,970                     91,517
Accrued expenses and other payables
     Investment advisory fees                                         4,849            5,617                      3,366
     Fund administration and transfer agent  fees                     1,078            1,999                      1,324
     Distribution fees                                                1,836            2,335                        970
     Administrative servicing fees                                        3               --                          1
     Other                                                            9,378           10,186                      4,117
                                                          ------------------  ---------------  -------------------------
     Total Liabilities                                               17,144          308,107                    101,295
                                                          ------------------  ---------------  -------------------------
NET ASSETS                                                $       5,230,823   $    6,826,166   $              3,716,045
                                                          ==================  ===============  =========================
REPRESENTED BY:
Capital                                                   $       5,809,628   $   10,104,712   $              5,048,438
Accumulated net investment income (loss)                             (5,992)         (11,627)                   (16,832)
Accumulated net realized gains (losses)
     from investment, futures,
     and foreign currency transactions                           (1,095,205)      (3,512,209)                (1,241,362)
Net unrealized appreciation (depreciation)
     on investments and  of assets and liabilities
     denominated in foreign currencies                              522,392          245,290                    (74,199)
                                                          ------------------  ---------------  -------------------------
NET ASSETS                                                $       5,230,823   $    6,826,166   $              3,716,045
                                                          ==================  ===============  =========================
NET ASSETS:
Class A Shares                                            $       2,018,712   $    2,354,123   $                941,209
Class B Shares                                                    1,733,265        2,232,602                    933,517
Class C Shares                                                       18,880           12,772                      8,605
Institutional Service Class Shares                                1,459,966        2,226,669                    915,389
Institutional Class Shares                                               --               --                    917,325
                                                          ------------------  ---------------  -------------------------
Total                                                     $       5,230,823   $    6,826,166   $              3,716,045
                                                          ==================  ===============  =========================
SHARES OUTSTANDING
     (unlimited number of shares authorized):
Class A Shares                                                      232,564          354,577                    129,179
Class B Shares                                                      201,565          340,263                    129,369
Class C Shares                                                        2,167            1,936                      1,193
Institutional Service Class Shares                                  167,072          333,333                    125,000
Institutional Class Shares                                               --               --                    125,000
                                                          ------------------  ---------------  -------------------------
Total                                                               603,368        1,030,109                    509,741
                                                          ==================  ===============  =========================
NET ASSET VALUE:
Class A Shares                                            $            8.68   $         6.64   $                   7.29
Class B Shares (a)                                        $            8.60   $         6.56   $                   7.22
Class C Shares (b)                                        $            8.71   $         6.60   $                   7.21
Institutional Service Class Shares                        $            8.74   $         6.68   $                   7.32
Institutional Class Shares                                $              --   $           --   $                   7.34
Maximum offering price per share
     (100% / 100% - maximum sales charge)
      of net asset value adjusted to the nearest cent):
Class A Shares                                            $            9.21   $         7.05   $                   7.73
Class C Shares                                            $            8.80   $         6.67   $                   7.28
                                                          ------------------  ---------------  -------------------------
Maximum Sales Charge -- Class A Shares                                 5.75%            5.75%                      5.75%
                                                          ==================  ===============  =========================
Maximum Sales Charge -- Class C Shares                                 1.00%            1.00%                      1.00%
                                                          ==================  ===============  =========================

(a)     For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)     For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 50

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2002 (unaudited)
==============================================================================================================================


                                                                         GARTMORE          GARTMORE            GARTMORE
                                                                     EMERGING MARKETS    INTERNATIONAL    INTERNATIONAL SMALL
                                                                           FUND           GROWTH FUND       CAP GROWTH FUND
==============================================================================================================================
INVESTMENT INCOME:
Interest income                                                     $           1,205   $        1,988   $                613
Dividend income (net of foreign withholding tax of $193;
     $6,094 and $2,133; respectively)                                          41,021           50,184                 15,288
                                                                    ------------------  ---------------  ---------------------
     Total Income                                                              42,226           52,172                 15,901
                                                                    ------------------  ---------------  ---------------------
EXPENSES:
Investment advisory fees                                                       24,355           32,964                 19,396
Fund administration and transfer agent fees                                    11,492           15,274                 14,405
Distribution fees Class A                                                       1,812            2,818                  1,109
Distribution fees Class B                                                       7,459           10,827                  4,445
Distribution fees Class C                                                          80               65                     19
Administrative servicing fees Class A                                               7               --                      4
Registration and filing fees                                                   12,515           12,460                 25,722
Printing fees                                                                   6,708            6,983                  2,133
Other                                                                           2,216            2,439                  2,636
                                                                    ------------------  ---------------  ---------------------
     Total expenses before reimbursed expenses                                 66,644           83,830                 69,869
Expenses reimbursed                                                           (18,731)         (19,925)               (38,812)
                                                                    ------------------  ---------------  ---------------------
     Total Expenses                                                            47,913           63,905                 31,057
                                                                    ------------------  ---------------  ---------------------
NET INVESTMENT INCOME (LOSS)                                                   (5,687)         (11,733)               (15,156)
                                                                    ------------------  ---------------  ---------------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                       (276,019)         (75,390)              (239,450)
Net realized gains (losses) on foreign currency transactions                   (6,030)         (37,598)               (15,342)
Net realized gains (losses) on futures                                             --           14,422                     --
                                                                    ------------------  ---------------  ---------------------
Net realized gains (losses) on investment, futures
     and foreign currency transactions                                       (282,049)         (98,566)              (254,792)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated
     in foreign currencies                                                  1,768,009          565,951                625,525
                                                                    ------------------  ---------------  ---------------------
Net realized/unrealized gains (losses) on investments,
     futures and foreign currencies                                         1,485,960          467,385                370,733
                                                                    ------------------  ---------------  ---------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $       1,480,273   $      455,652   $            355,577
                                                                    ==================  ===============  =====================

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 51

[GRAPHIC OMITTED]    STATEMENTS OF CHANGES IN NET ASSETS

INTERNATIONAL Series
================================================================================================================================


                                                        GARTMORE EMERGING MARKETS FUND       GARTMORE INTERNATIONAL GROWTH FUND
                                                      ====================================  ====================================
                                                      SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001    APRIL 30, 2002    OCTOBER 31, 2001
================================================================================================================================
                                                        (UNAUDITED)                            (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $        (5,687)  $           2,614   $       (11,733)  $         (29,395)
Net realized gains (losses) on investment,
     futures and foreign currency transactions               (282,049)           (759,278)          (98,566)         (2,886,852)
Net change in unrealized appreciation/depreciation
     on investments and translation of assets and
     liabilities denominated in foreign currencies          1,768,009            (366,409)          565,951             205,890
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets resulting from operations              1,480,273          (1,123,073)          455,652          (2,710,357)
                                                      ----------------  ------------------  ----------------  ------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                              --                (310)               --                  --

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                              --                (989)               --                  --
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets from shareholder distributions                --              (1,299)               --                  --
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets from capital transactions                507,229             295,268            53,879             148,914
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets                                        1,987,502            (829,104)          509,531          (2,561,443)

NET ASSETS:
Beginning of period                                         3,243,321           4,072,425         6,316,635           8,878,078
                                                      ----------------  ------------------  ----------------  ------------------
End of period                                         $     5,230,823   $       3,243,321   $     6,826,166   $       6,316,635
                                                      ================  ==================  ================  ==================


                                                 GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND
                                                 ============================================
                                                      SIX MONTHS ENDED    PERIOD ENDED
                                                       APRIL 30, 2002   OCTOBER 31, 2001 (a)
=============================================================================================
                                                        (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $       (15,156)  $            (10,925)
Net realized gains (losses) on investment,
     futures and foreign currency transactions               (254,792)              (999,531)
Net change in unrealized appreciation/depreciation
     on investments and translation of assets and
     liabilities denominated in foreign currencies            625,525               (699,724)
                                                      ----------------  ---------------------
Change in net assets resulting from operations                355,577             (1,710,180)
                                                      ----------------  ---------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                              --                     --

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                              --                     --
                                                      ----------------  ---------------------
Change in net assets from shareholder distributions                --                     --
                                                      ----------------  ---------------------
Change in net assets from capital transactions                 43,493              5,027,155
                                                      ----------------  ---------------------
Change in net assets                                          399,070              3,316,975

NET ASSETS:
Beginning of period                                         3,316,975                     --
                                                      ----------------  ---------------------
End of period                                         $     3,716,045   $          3,316,975
                                                      ================  =====================

(a)  For the period from December 21, 2000 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 52

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding
============================================================================================================================


GARTMORE EMERGING MARKETS FUND

                                                          INVESTMENT ACTIVITIES                DISTRIBUTIONS
                                     ----------  --------------------------------------  --------------------------  -------
                                                                  NET
                                        NET                     REALIZED
                                       ASSET                      AND                                                  NET
                                       VALUE,        NET       UNREALIZED      TOTAL                                  ASSET
                                     BEGINNING   INVESTMENT      GAINS         FROM          NET                     VALUE,
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL      END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTION   PERIOD
============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)        (1.87)       (1.88)       (0.01)         (0.01)  $  8.11
Year Ended October 31, 2001          $     8.11        0.01         (2.14)       (2.13)          --             --   $  5.98
Six Months Ended April 30, 2002
(Unaudited)                          $     5.98          --          2.70         2.70           --             --   $  8.68

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)        (1.88)       (1.89)       (0.01)         (0.01)  $  8.10
Year Ended October 31, 2001          $     8.10       (0.03)        (2.13)       (2.16)          --             --   $  5.94
Six Months Ended April 30, 2002
(Unaudited)                          $     5.94       (0.03)         2.69         2.66           --             --   $  8.60

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     7.57       (0.01)        (1.54)       (1.55)          --             --   $  6.02
Six Months Ended April 30, 2002
(Unaudited)                          $     6.02       (0.03)         2.72         2.69           --             --   $  8.71

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00          --         (1.88)       (1.88)       (0.01)         (0.01)  $  8.11
Year Ended October 31, 2001          $     8.11        0.04         (2.13)       (2.09)       (0.01)         (0.01)  $  6.01
Six Months Ended April 30, 2002
(Unaudited)                          $     6.01          --          2.73         2.73           --             --   $  8.74


                                                                    RATIOS / SUPPLEMENTAL DATA
                                     ------------  ---------------------------------------------------------
                                                                          RATIO
                                                               RATIO      OF NET       RATIO
                                                     NET        OF      INVESTMENT       OF
                                                    ASSETS   EXPENSES     INCOME      EXPENSES
                                                      AT        TO       (LOSS) TO       TO
                                                    END OF    AVERAGE     AVERAGE     AVERAGE
                                        TOTAL       PERIOD      NET         NET         NET       PORTFOLIO
                                      RETURN (A)   (000'S)    ASSETS      ASSETS     ASSETS (B)  TURNOVER(C)
============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)     (18.90%)(f)  $  1,366  2.15% (g)   (0.35%)(g)   7.24% (g)       10.88%
Year Ended October 31, 2001           (26.24%)     $  1,066  2.15%        0.18%       5.93%           97.85%
Six Months Ended April 30, 2002
(Unaudited)                            45.15% (f)  $  2,019  2.11% (g)   (0.05%)(g)   2.93% (g)       22.95%

CLASS B SHARES
Period Ended October 31, 2000 (d)     (19.00%)(f)  $  1,353  2.75% (g)   (0.95%)(g)   7.96% (g)       10.88%
Year Ended October 31, 2001           (26.67%)     $  1,164  2.75%       (0.40%)      6.67%           97.85%
Six Months Ended April 30, 2002
(Unaudited)                            44.78% (f)  $  1,733  2.77% (g)   (0.82%)(g)   3.71% (g)       22.95%

CLASS C SHARES
Period Ended October 31, 2001 (e)     (20.48%)(f)  $     10  2.75% (g)   (0.85%)(g)   8.68% (g)       97.85%
Six Months Ended April 30, 2002
(Unaudited)                            44.68% (f)  $     19  2.77% (g)   (0.68%)(g)   3.80% (g)       22.95%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)     (18.90%)(f)  $  1,354  1.82% (g)   (0.02%)(g)   6.95% (g)       10.88%
Year Ended October 31, 2001           (25.81%)     $  1,004  1.82%        0.49%       5.60%           97.85%
Six Months Ended April 30, 2002
(Unaudited)                            45.42% (f)  $  1,460  1.82% (g)    0.13% (g)   2.70% (g)       22.95%
============================================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.


                                                       2002 SEMIANNUAL REPORT 53

[GRAPHIC OMITTED]     FINANCIAL HIGHLIGHTS
INTERNATIONAL Series  Selected Data for Each Share of Capital Outstanding
========================================================================================================================


GARTMORE INTERNATIONAL GROWTH FUND

                                                          INVESTMENT ACTIVITIES
========================================================================================================================
                                                                  NET
                                        NET                     REALIZED                                          NET
                                       ASSET                      AND                      NET                   ASSETS
                                       VALUE,        NET       UNREALIZED      TOTAL      ASSET                    AT
                                     BEGINNING   INVESTMENT      GAINS         FROM      VALUE,                  END OF
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   END OF      TOTAL       PERIOD
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN(A)    (000'S)
========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00          --         (1.14)       (1.14)  $  8.86   (11.40%)(f)  $  2,975
Year Ended October 31, 2001          $     8.86       (0.02)        (2.65)       (2.67)  $  6.19   (30.14%)     $  2,156
Six Months Ended April 30, 2002
(Unaudited)                          $     6.19       (0.01)         0.46         0.45   $  6.64     7.27% (f)  $  2,354

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)        (1.14)       (1.15)  $  8.85   (11.50%)(f)  $  2,950
Year Ended October 31, 2001          $     8.85       (0.07)        (2.64)       (2.71)  $  6.14   (30.62%)     $  2,078
Six Months Ended April 30, 2002
(Unaudited)                          $     6.14       (0.03)         0.45         0.42   $  6.56     6.84% (f)  $  2,233

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     7.72       (0.02)        (1.53)       (1.55)  $  6.17   (20.08%)(f)  $     10
Six Months Ended April 30, 2002
(Unaudited)                          $     6.17       (0.03)         0.46         0.43   $  6.60     6.97% (f)  $     13

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.01         (1.15)       (1.14)  $  8.86   (11.40%)(f)  $  2,954
Year Ended October 31, 2001          $     8.86          --         (2.64)       (2.64)  $  6.22   (29.80%)     $  2,073
Six Months Ended April 30, 2002
(Unaudited)                          $     6.22          --          0.46         0.46   $  6.68     7.40% (f)  $  2,227


====================================================================================
                                        RATIOS / SUPPLEMENTAL DATA
====================================================================================
                                                   RATIO
                                       RATIO      OF NET       RATIO
                                        OF      INVESTMENT       OF
                                     EXPENSES     INCOME      EXPENSES
                                        TO       (LOSS) TO       TO
                                      AVERAGE     AVERAGE     AVERAGE
                                        NET         NET         NET       PORTFOLIO
                                      ASSETS      ASSETS     ASSETS (B)  TURNOVER(C)
====================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    1.85% (g)    0.05% (g)   4.01% (g)       46.31%
Year Ended October 31, 2001          1.85%       (0.30%)      4.01%          236.28%
Six Months Ended April 30, 2002
(Unaudited)                          1.82% (g)   (0.24%)(g)   2.38% (g)      128.31%

CLASS B SHARES
Period Ended October 31, 2000 (d)    2.45% (g)   (0.54%)(g)   4.75% (g)       46.31%
Year Ended October 31, 2001          2.45%       (0.89%)      4.75%          236.28%
Six Months Ended April 30, 2002
(Unaudited)                          2.47% (g)   (0.89%)(g)   3.13% (g)      128.31%

CLASS C SHARES
Period Ended October 31, 2001 (e)    2.45% (g)   (1.10%)(g)   6.72% (g)      236.28%
Six Months Ended April 30, 2002
(Unaudited)                          2.47% (g)   (0.92%)(g)   3.28% (g)      128.31%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    1.52% (g)    0.39% (g)   3.75% (g)       46.31%
Year Ended October 31, 2001          1.52%        0.03%       3.72%          236.28%
Six Months Ended April 30, 2002
(Unaudited)                          1.52% (g)    0.06% (g)   2.12% (g)      128.31%
====================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 54

GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                                                RATIOS /
                                                                                                              SUPPLEMENTAL
                                                          INVESTMENT ACTIVITIES                                   DATA
                                     ----------  --------------------------------------  ---------------------  --------
                                                                  NET
                                        NET                     REALIZED                                          NET
                                       ASSET                      AND                      NET                   ASSETS
                                       VALUE,        NET       UNREALIZED      TOTAL      ASSET                    AT
                                     BEGINNING   INVESTMENT      GAINS         FROM      VALUE,                  END OF
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   END OF      TOTAL       PERIOD
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (A)   (000'S)
=======================================================================================================================
CLASS A SHARES
Period Ended October 31, 2001 (d)    $    10.00       (0.03)        (3.39)       (3.42)  $  6.58  (34.20%) (g)  $    834
Six Months Ended April 30, 2002
(Unaudited)                          $     6.58       (0.03)         0.74         0.71   $  7.29    10.79% (g)  $    941

CLASS B SHARES
Period Ended October 31, 2001 (d)    $    10.00       (0.07)        (3.39)       (3.46)  $  6.54  (34.60%) (g)  $    828
Six Months Ended April 30, 2002
(Unaudited)                          $     6.54       (0.06)         0.74         0.68   $  7.22    10.40% (g)  $    934

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     9.45       (0.04)        (2.86)       (2.90)  $  6.55  (30.69%) (g)  $      2
Six Months Ended April 30, 2002
(Unaudited) (f)                      $     6.55       (0.04)         0.70         0.66   $  7.21    10.08% (g)  $      9

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)    $    10.00          --         (3.39)       (3.39)  $  6.61  (33.90%) (g)  $    826
Six Months Ended April 30, 2002
(Unaudited)                          $     6.61       (0.02)         0.73         0.71   $  7.32    10.74% (g)  $    915

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)    $    10.00        0.01         (3.39)       (3.38)  $  6.62  (33.80%) (g)  $    827
Six Months Ended April 30, 2002
(Unaudited)                          $     6.62       (0.02)         0.74         0.72   $  7.34    10.88% (g)  $    917
=======================================================================================================================


                                               RATIOS / SUPPLEMENTAL DATA
====================================================================================
                                                   RATIO
                                       RATIO      OF NET       RATIO
                                        OF      INVESTMENT       OF
                                     EXPENSES     INCOME      EXPENSES
                                        TO       (LOSS) TO       TO
                                      AVERAGE     AVERAGE     AVERAGE
                                        NET         NET         NET       PORTFOLIO
                                      ASSETS      ASSETS     ASSETS (B)  TURNOVER(C)
====================================================================================
CLASS A SHARES
Period Ended October 31, 2001 (d)    1.85% (h)  (0.37%) (h)   6.81% (h)      121.33%
Six Months Ended April 30, 2002
(Unaudited)                          1.77% (h)  (0.87%) (h)   3.90% (h)       74.89%

CLASS B SHARES
Period Ended October 31, 2001 (d)    2.45% (h)  (0.96%) (h)   7.57% (h)      121.33%
Six Months Ended April 30, 2002
(Unaudited)                          2.42% (h)  (1.52%) (h)   4.64% (h)       74.89%

CLASS C SHARES
Period Ended October 31, 2001 (e)    2.45% (h)  (1.14%) (h)  15.71% (h)      121.33%
Six Months Ended April 30, 2002
(Unaudited) (f)                      2.42% (h)  (1.08%) (h)   4.99% (h)       74.89%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)    1.52% (h)  (0.04%) (h)   6.54% (h)      121.33%
Six Months Ended April 30, 2002
(Unaudited)                          1.47% (h)  (0.57%) (h)   3.64% (h)       74.89%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)    1.37% (h)    0.11% (h)   6.53% (h)      121.33%
Six Months Ended April 30, 2002
(Unaudited)                          1.37% (h)  (0.47%) (h)   3.64% (h)       74.89%
====================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     For the period from December 31, 2000 (commencement of operations) through October 31, 2001.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Net investment income (loss) is based on average shares outstanding during the period.
(g)     Not annualized.
(h)     Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 55

[GRAPHIC OMITTED]   GARTMORE HIGH YIELD             Class A Shares symbol: NYBAX
                    BOND FUND                       Class B Shares symbol: NYBBX
                                                    Class C Shares symbol: NYBCX
CONCEPT Series                         Institutional Service Class symbol: NHYSX

================================================================================

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 4.98%* versus 7.57% for the Credit Suisse First Boston Global High Yield Corporate Bond Index (CSFB Global High Yield). For the trailing 12 months, the Fund returned -0.39%*, underperforming the Index, which returned 6.08%. For broader comparison purposes, the S&P 500 Index returned 2.31% for the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Economic data released during the beginning of 2002 indicated that the U.S. economy was growing faster than had been anticipated. With the recovery on an accelerated pace, high-yield bonds outperformed lower-quality bonds, returning 7.57% (for the CSFB Global High Yield) versus -0.01% for the Lehman Brothers Aggregate Bond Index and -0.99% for the Lehman Brothers Government/Credit Bond Index since Nov. 1, 2001.

Improving credit quality helped high-yield bonds, while signs of an economic recovery and fears of rising interest rates hurt high-quality bonds.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund underperformed its Index during the period due to its underweight position in the riskier "CCC"-rated bonds, which outperformed during the period (up more than 9%). The Fund's telecommunications issues, which are part of its lower-quality allocation, also contributed to the Fund's underperfomance. These issues suffered from weak earnings and continued concerns about capital spending, which led us to reduce our exposure in these holdings by quarter-end.

The Fund's largest credit exposures included Kappa Beheer BV, Stater Brothers Holdings, Inc., and Allied Waste North America, Inc. Among the largest positions, Stater Brothers Holdings provided strong returns for the period due to its successful integration of recent acquisitions and its solid financial performance. The Fund's lowest performers included Netia Holdings BV, McLeod USA and Tele1 Europe BV. These telecommunications providers struggled with aggressive capital expansion plans in an industry plagued by increased downgrades and defaults. We sold all three securities during the period.

HOW IS THE FUND POSITIONED?

We believe that the economic recovery is underway, and that the Federal Reserve may raise interest rates in a few months. In this environment, high-yield bonds typically perform well. We are focusing on above-average credit fundamentals and on those issues that may benefit early in the improving economic cycle, such as industrial and semiconductor equipment issues.

PORTFOLIO MANAGERS: CURTISS BARROWS, CHFC AND KAREN BATER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $91,872,595
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Period Ended April 30, 2002)

YEARS                             1     INCEPTION(1)
====================================================
Class A   w/o SC(2)             -0.39%        -5.05%
          w/SC(3)               -4.87%        -6.90%
Class B   w/o SC(2)             -1.26%        -5.81%
          w/SC(4)               -5.76%        -6.78%
Class C5  w/o SC(2)             -1.23%        -6.24%
          w/SC(6)               -3.14%        -6.63%
Institutional Service Class(7)  -0.27%        -4.60%

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended April 30, 2002, but such performance diverged due to the low initial asset level and the brief operational period of the Class C shares.

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 29, 1999.

2    These returns do not reflect the effects of sales charges (SC).

3    A 4.50% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Date          Class A  CSFB Hi-Yld Corp TR   CPI
12/29/99         9550                10000  10000
Oct 31, 2000     8359                 9673  10339
Oct 31, 2001     8060                 9707  10559
Apr 30, 2002     8461                10441  10675

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Credit Suisse First Boston Global High Yield Corporate Bond Index (CSFB Global High Yield)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The CSFB Global High Yield is a U.S. Dollar-denominated index that is comprised of high yield public debt.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 56

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
========================================================================================


GARTMORE HIGH YIELD BOND FUND


CORPORATE BONDS (90.9%)
========================================================================================

                                                            SHARES OR
                                                         PRINCIPAL AMOUNT      VALUE
=======================================================================================
AEROSPACE / DEFENSE EQUIPMENT (2.1%)
BE Aerospace, Inc., 8.00%, 03/01/08                      $       1,000,000  $   940,000
Sequa Corp., 9.00%, 08/01/09                                     1,000,000    1,030,000
                                                                            -----------
                                                                              1,970,000
                                                                            -----------
=======================================================================================
APPLIANCES (1.4%)
Salton, Inc., 12.25%, 04/15/08                                   1,250,000    1,318,750
                                                                            -----------
=======================================================================================
AUTO PARTS & EQUIPMENT (4.5%)
Delco Remy Intl., Inc., 11.00%, 05/01/09                         1,000,000      932,500
Dura Operating Corp., 9.00%, 05/01/09                            1,630,000    1,658,525
Lear Corp., 8.11%, 05/15/09                                      1,000,000    1,041,250
Stoneridge, Inc., 11.50%, 05/01/12 (c)                             550,000      569,938
                                                                            -----------
                                                                              4,202,213
                                                                            -----------
=======================================================================================
BUILDING & CONSTRUCTION (2.1%)
K. Hovnanian Enterprises, 8.00%, 04/01/12 (c)                    1,000,000      962,500
WCI Communities, Inc., 9.13%, 05/01/12                           1,000,000    1,005,000
                                                                            -----------
                                                                              1,967,500
                                                                            -----------
=======================================================================================
CABLE & SATELLITE (3.1%)
Adelphia Communications Corp., 9.25%, 01/10/02                   1,000,000      912,500
Charter Communication Holdings, LLC, 11.13%,
01/15/11                                                         1,000,000      985,000
Echostar DBS Corp., 9.13%, 01/15/09 (c)                          1,000,000    1,030,000
                                                                            -----------
                                                                              2,927,500
                                                                            -----------
=======================================================================================
CHEMICALS (4.6%)
Lyondell Chemical Co., 9.50%, 02/15/08 (c)                       1,000,000      980,000
Noveon, Inc., 11.00%, 02/28/11                                   2,000,000    2,150,000
Resolution Performance Products, LLC,
13.50%, 11/15/10                                                 1,000,000    1,130,000
                                                                            -----------
                                                                              4,260,000
                                                                            -----------
=======================================================================================
COMMUNICATION / MOBILE (5.0%)
Alamosa Delaware, Inc., 13.63%, 08/15/11                         1,000,000      870,000
Crown Castle International Corp., 10.75%, 08/01/11               1,000,000      920,000
SBA Communications, 10.25%, 02/01/09                             1,000,000      720,000
Telecorp PCS, Inc., 11.63%, 04/15/09 (d)                         1,300,000    1,163,500
Triton PCS, Inc., 9.38%, 02/01/11                                1,000,000      967,500
                                                                            -----------
                                                                              4,641,000
                                                                            -----------
=======================================================================================
CONSUMER PRODUCTS -- MISCELLANEOUS (1.2%)
American Greetings, 11.75%, 07/15/08                             1,000,000    1,075,000
                                                                            -----------
=======================================================================================
COPPER ORES (1.4%)
Phelps Dodge Corp, 8.75%, 06/01/11                               1,300,000    1,312,097
                                                                            -----------
=======================================================================================
COSMETICS / TOILETRIES (2.5%)
Armkel, LLC, 9.50%, 8/15/09                                      1,250,000    1,332,813
Elizabeth Arden, Inc., 11.75%, 02/01/11                          1,000,000    1,010,000
                                                                            -----------
                                                                              2,342,813
                                                                            -----------

                                                            SHARES OR
                                                         PRINCIPAL AMOUNT      VALUE
=======================================================================================
FINANCE -- OTHER SERVICES (2.8%)
Metris Cos., Inc., 10.00%, 11/01/04                      $       1,750,000  $ 1,636,250
Western Financial Bank, 8.88%, 08/01/07                          1,000,000      984,640
                                                                            -----------
                                                                              2,620,890
                                                                            -----------
=======================================================================================
FOOD & BEVERAGES (3.0%)
B&G Foods, Inc., 9.63%, 08/01/07 (c)                             1,000,000    1,030,000
Constellation Brands, Inc., 8.13%, 01/15/12                        600,000      615,000
Land O Lakes, 8.75%, 11/15/11 (c)                                1,250,000    1,168,750
                                                                            -----------
                                                                              2,813,750
                                                                            -----------
=======================================================================================
GAMING (6.2%)
International Game Technology, 8.38%, 05/15/09                   1,000,000    1,057,500
Isle of Capri Casinos, 9.00%, 03/15/12 (c)                       1,250,000    1,281,250
Park Place Entertainment Corp., 8.13%, 05/15/11                  1,250,000    1,268,750
Penn National Gaming, Inc., 11.13%, 03/01/08                     1,000,000    1,085,000
Station Casinos, Inc., 9.88%, 07/01/10                           1,000,000    1,086,250
                                                                            -----------
                                                                              5,778,750
                                                                            -----------
=======================================================================================
HEALTHCARE (5.1%)
AmerisourceBergen Corp., 8.13%, 09/01/08                           500,000      530,000
Iasis Healthcare Corp., 13.00%, 10/15/09                         1,000,000    1,020,000
Magellan Health Services, Inc., 9.00%, 02/15/08                  1,250,000    1,062,500
Omnicare, Inc., 8.13%, 03/15/11                                  1,000,000    1,057,500
Quest Diagnostic, Inc., 7.50%, 07/12/11                          1,000,000    1,044,250
                                                                            -----------
                                                                              4,714,250
                                                                            -----------
=======================================================================================
HOTELS / MOTELS (1.1%)
Hammons Jq Hotels, 8.88%, 02/15/04                               1,000,000    1,002,500
                                                                            -----------
INDUSTRIALS (2.3%)
Terex Corp., 10.38%, 04/01/11                                    1,000,000    1,095,000
Werner Holdings Co., Inc., 10.00%, 11/15/07                      1,000,000    1,015,000
                                                                            -----------
                                                                              2,110,000
                                                                            -----------
=======================================================================================
LEISURE (3.8%)
Regal Cinemas, Inc., 9.38%, 02/01/12 (c)                         1,000,000    1,037,500
Royal Caribbean Cruises, 8.75%, 02/02/11                         1,500,000    1,455,000
Six Flags, Inc., 8.88%, 02/01/10 (c)                               980,000      994,700
                                                                            -----------
                                                                              3,487,200
                                                                            -----------
=======================================================================================
MEDIA (1.1%)
Sinclair Broadcast Group, 8.00%, 3/15/12 (c)                     1,000,000    1,015,000
                                                                            -----------
=======================================================================================
METALS & MINING (3.9%)
AK Steel Corp., 7.88%, 02/15/09                                  2,000,000    2,017,500
P&L Coal Holdings Corp., 8.88%, 05/15/08                         1,476,000    1,568,250
                                                                            -----------
                                                                              3,585,750
                                                                            -----------


                                                       2002 SEMIANNUAL REPORT 57

[GRAPHIC OMITTED]    STATEMENT OF INVESTMENTS (Continued)
                     April 30, 2002 (Unaudited)
CONCEPT Series
========================================================================================


GARTMORE HIGH YIELD BOND FUND (Continued)

CORPORATE BONDS (Continued)
========================================================================================

                                                            SHARES OR
                                                         PRINCIPAL AMOUNT      VALUE
=======================================================================================
OIL & GAS (6.3%)
Amerigas Partners, 8.88%, 05/20/11                       $       1,500,000  $ 1,560,000
Forest Oil Corp., 8.00%, 06/15/08                                1,000,000    1,022,500
Grant Predico, Inc., 9.63%, 12/01/07                             1,000,000    1,045,000
Grey Wolf, Inc., 8.88%, 07/01/07                                 1,000,000    1,020,000
Stone Energy Corp., 8.25%, 12/10/11                                400,000      409,000
Tesoro Petroleum Corp., 9.63%, 11/01/08                            750,000      766,875
                                                                            -----------
                                                                              5,823,375
                                                                            -----------
=======================================================================================
PUBLISHING (1.1%)
Garden State Newspapers, 8.63%, 07/01/11                         1,000,000      985,000
                                                                            -----------
=======================================================================================
RADIO BROADCASTING (0.8%)
Xm Satellite Radio, Inc., 14.00%, 03/15/10                       1,000,000      737,500
                                                                            -----------
=======================================================================================
RETAIL (3.4%)
Gap, Inc., 8.80%, 12/15/08 (c)                                   1,000,000      992,135
Mothers Work, Inc., 12.63%, 08/01/05                             1,250,000    1,271,000
Woolworth Corp., 8.50%, 01/15/22                                 1,000,000      908,530
                                                                            -----------
                                                                              3,171,665
                                                                            -----------
=======================================================================================
SERVICES (8.7%)
Allied Waste North America, Inc., 10.00%, 08/01/09               1,000,000    1,027,500
American Plumbing & Mechanical, Inc., 11.63%, 10/15/08           2,500,000    2,424,999
Encompass Services Corp., 10.50%, 05/09/09                       1,000,000      675,000
Service Corp. Intl., 7.70%, 4/15/09                              1,000,000      905,000
Synagro Technologies, Inc., 9.50%, 04/01/09 (c)                  1,000,000    1,017,500
United Rentals, Inc., 9.25%, 01/15/09                            2,000,000    2,050,000
                                                                            -----------
                                                                              8,099,999
                                                                            -----------
=======================================================================================
SUPERMARKET (5.4%)
Great Atlantic & Pacific Tea Co., 7.75%, 04/15/07                1,250,000    1,243,750
Ingles Market, 8.88%, 12/01/11 (c)                               1,000,000    1,005,000
Pathmark Stores, 8.75%, 02/01/12 (c)                               600,000      623,250
Stater Brothers Holdings, Inc., 10.75%, 08/15/06                 2,000,000    2,127,500
                                                                            -----------
                                                                              4,999,500
                                                                            -----------
=======================================================================================
TEXTILES / APPAREL (2.4%)
GFSI, Inc., 9.63%, 03/01/07                                      1,000,000      881,250
Levi Straus & Co., 11.63%, 01/15/08                              1,000,000    1,065,000
Russell Corp., 9.25%, 05/01/10 (c)                                 275,000      283,250
                                                                            -----------
                                                                              2,229,500
                                                                            -----------
=======================================================================================
TRANSPORTATION (1.1%)
Petroleum Helicoptors, 9.38%, 05/01/09 (c)                       1,000,000    1,030,000
                                                                            -----------
=======================================================================================
UTILITIES (4.5%)
Calpine Corp., 7.88%, 04/01/08                                   1,000,000      845,000
CMS Energy Corp., 9.88%, 10/15/07                                1,000,000    1,085,000
Orion Power Holdings, Inc., 12.00%, 05/01/10                     2,000,000    2,290,000
                                                                            -----------
                                                                              4,220,000
                                                                            -----------
TOTAL CORPORATE BONDS                                                        84,441,502
                                                                            -----------


FOREIGN BONDS (4.7%)
=======================================================================================

                                                            SHARES OR
                                                         PRINCIPAL AMOUNT      VALUE
=======================================================================================
PAPER & FOREST PRODUCTS (3.6%)
Kappa Beheer BV, 10.63%, 07/15/09                        $       3,000,000  $ 3,300,000
                                                                            -----------
=======================================================================================
TRANSPORTATION (1.1%)
Teekay Shipping Corp., 8.88%, 07/15/11                           1,000,000    1,045,000
                                                                            -----------
TOTAL FOREIGN BONDS                                                           4,345,000
                                                                            -----------

REPURCHASE AGREEMENT (3.3%)
=======================================================================================

Fifth Third Bank, 1.69%, dated 04/30/02, due 05/01/02,
     repurchase price $3,086,238 (Fully collateralized
     by Freddie Mac Gold Securities)                             3,086,093    3,086,093
                                                                            -----------
TOTAL REPURCHASE AGREEMENT                                                    3,086,093
                                                                            -----------

WARRANTS (0.0%)
=======================================================================================

COMMUNICATION / FIXED (0.0%)
Maxcom Telecommunications SA (b)                                       270            0
                                                                            -----------
=======================================================================================
COMMUNICATION / ISP (0.0%)
Metricom, Inc. (b)                                                   4,000            0
                                                                            -----------
TOTAL WARRANTS                                                                        0
                                                                            -----------

PREFERRED STOCKS (0.0%)
=======================================================================================

COMMUNICATION / ISP (0.0%)
Rhythms Netconnections, 6.75%, 03/03/12 (b)                         10,000            0
                                                                            -----------
TOTAL PREFERRED STOCKS                                                                0
                                                                            -----------
TOTAL INVESTMENTS (COST $89,389,013) (A) -- 98.9%                            91,872,595
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%                                   999,313
                                                                            -----------
NET ASSETS -- 100.0%                                                        $92,871,908
                                                                            ===========


(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:
     Unrealized appreciation                                                $4,222,345
     Unrealized depreciation                                                (1,738,763)
                                                                            -----------
     Net unrealized appreciation                                            $2,483,582
                                                                            ===========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Defaulted Security.

(c) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers.

(d)  Step Bond.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 58

[GRAPHIC OMITTED]    GARTMORE MILLENNIUM            Class A Shares symbol: NMGAX
                     GROWTH FUND                    Class B Shares symbol: NMGBX
                                                    Class C Shares symbol: GMGCX
CONCEPT Series                                      Class D Shares symbol: NMCGX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 2.65%* versus 6.97% for the Russell MidCap Growth Index. For the trailing 12 months, the Fund returned -21.32%*, underperforming the Index, which returned -15.01%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Cyclical stocks (those that are most sensitive to an improving economy) and stocks with low valuations led the market, thanks to indications that the worst of the economic slowdown had bottomed. Lower-priced, small- and mid-cap securities outperformed larger stocks in almost every major economic sector.

In contrast, large caps -- particularly large-cap growth stocks -- were hurt, due in part to weak earnings and investors' growing concerns over accounting practices. Information technology and telecommunications stocks dragged down the market's performance. Weak corporate capital spending and high-priced stocks hampered technology sector performance, while weak demand for long-distance services, pricing wars and high debt levels hurt telecommunications stocks.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund was positioned to take advantage of the improving economic situation, and was overweight in cyclical sectors such as consumer discretionary (retail, up 25%) and industrials (up 21%). Consumer discretionary stocks such as Williams-Sonoma, Inc. (up 122%) and Bed Bath & Beyond, Inc. (up 48%) benefited from an improving economy, while industrial stocks such as L-3 Communications Holdings, Inc. (up 47%) outperformed due to the economy and increased defense spending.

The health-care and information technology sectors made up slightly more than half of the portfolio and dragged down the Fund's performance. Health care (down 2%) was hurt by broad-based concerns about pharmaceutical and biotech companies' product pipelines, and upcoming patent expirations that will adversely affect market share positions of several blockbuster drugs. Meanwhile, information technology (down 12%) was affected by weak consumer and corporate demand, as well as by stock prices that remained relatively high.

HOW IS THE FUND POSITIONED?

Striving to benefit from a recovery in the global economy, we have increased the Fund's allocation to the consumer discretionary, financial services and information technology sectors. Within information technology, we have increased the allocation toward semiconductor stocks in particular, because they tend to gain momentum first within the technology sector.

We also have pared back our holdings in the health-care sector, because the near-term picture -- specifically the sector's pharmaceutical and biotechnology industries -- has become cloudy.

PORTFOLIO MANAGERS: AARON HARRIS AND NICHOLAS FORD

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $26,548,588

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN+
(For Period Ended April 30, 2002)

YEARS                     1       5      10
==============================================
Class A(1)  w/o SC(2)  -21.32%  -0.19%  6.14%
            w/SC(3)    -25.84%  -1.36%  5.52%
----------------------------------------------
Class B(1)  w/o SC(2)  -22.67%  -1.17%  5.62%
            w/SC(4)    -26.54%  -1.40%  5.62%
----------------------------------------------
Class C(1)  w/o SC(2)  -22.66%  -0.42%  6.02%
            w/SC(5)    -24.20%  -0.62%  5.91%
----------------------------------------------
Class D     w/o SC(2)  -20.98%   0.02%  6.25%
            w/SC(6)    -24.55%  -0.90%  5.76%
----------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6    A 4.50% front-end sales charge was deducted.

+    See legend on first page of this report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHART
Date          Class D  Russell Mid Cap Growth   CPI
----------------------------------------------------
Apr 30, 92       9550                   10000  10000
Apr 30, 93      10258                   11061  10323
Apr 30, 94      10974                   12287  10566
Apr 30, 95      12836                   13896  10889
Apr 30, 96      16439                   18592  11204
Apr 30, 97      17499                   19322  11484
Apr 30, 98      25213                   27213  11649
Apr 30, 99      25031                   30568  11914
Apr 30, 2000    31422                   46776  12272
Apr 30, 2001    22168                   32991  12681
Apr 30, 2002    17571                   28040  12879

Comparative performance of $10,000 invested in Class D shares of the Gartmore Millennium Growth Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell Mid Cap Growth is an unmanaged index of companies with higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 59

[GRAPHIC OMITTED]    STATEMENT OF INVESTMENTS
                     April 30, 2002 (Unaudited)
CONCEPT Series
===================================================================================


GARTMORE MILLENNIUM GROWTH FUND

COMMON STOCKS (100.1%)
===================================================================================

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
ADVERTISING (1.2%)
The Interpublic Group of Co., Inc.                              9,800  $   302,624
                                                                       ------------
===================================================================================
AEROSPACE / DEFENSE (1.4%)
Integrated Defense Technology, Inc. (b)                           600       17,970
L-3 Communications Holdings, Inc. (b)                           2,700      345,006
                                                                       ------------
                                                                           362,976
                                                                       ------------
===================================================================================
BUSINESS SERVICES (5.8%)
Administaff, Inc. (b)                                          10,100      231,795
Choicepoint, Inc. (b)                                           2,300      127,512
Cintas Corp.                                                    3,300      170,841
Fiserv, Inc. (b)                                                7,400      329,004
H & R Block, Inc.                                               6,000      240,720
MPS Group, Inc. (b)                                            21,400      192,600
Sabre Group Holdings, Inc. (b)                                  4,400      204,600
                                                                       ------------
                                                                         1,497,072
                                                                       ------------
===================================================================================
CAPITAL GOODS (0.7%)
Danaher Corp.                                                   2,400      171,792
                                                                       ------------
===================================================================================
COMMERCIAL PHYSICAL RESEARCH (0.5%)
Icon Plc ADR (b)                                                4,400      133,628
                                                                       ------------
===================================================================================
COMPUTER EQUIPMENT (1.3%)
Lexmark International Group, Inc. (b)                           5,500      328,790
                                                                       ------------
===================================================================================
DISTRIBUTION (0.5%)
Fastenal Co.                                                    1,600      133,824
                                                                       ------------
===================================================================================
DRUGS (4.6%)
First Horizon Pharmaceutical Corp. (b)                         17,300      450,492
Forest Laboratories, Inc. (b)                                   1,500      115,710
King Pharmaceuticals, Inc. (b)                                  4,666      146,232
Medicis Pharmaceutical Corp. Class A (b)                        5,100      273,105
MedImmune, Inc. (b)                                             6,400      213,760
                                                                       ------------
                                                                         1,199,299
                                                                       ------------
===================================================================================
EDUCATION (0.7%)
Apollo Group, Inc. Class A (b)                                  4,950      189,783
                                                                       ------------
===================================================================================
ELECTRONICS (1.8%)
Gentex Corp. (b)                                                5,400      170,964
InVision Technologies, Inc. (b)                                 3,800       85,880
Osi Systems, Inc. (b)                                          10,600      211,788
                                                                       ------------
                                                                           468,632
                                                                       ------------
===================================================================================
ENERGY (0.5%)
Maverick Tube Corp. (b)                                         7,800      141,570
                                                                       ------------


                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
ENTERTAINMENT (4.1%)
Bally Total Fitness Holding Corp. (b)                          26,700  $   583,395
Hollywood Entertainment Corp. (b)                              16,600      342,624
International Game Technologies (b)                             2,000      125,900
                                                                       ------------
                                                                         1,051,919
                                                                       ------------
===================================================================================
ENVIRONMENTAL QUALITY (0.6%)
Stericycle, Inc. (b)                                            2,200      148,566
                                                                       ------------
===================================================================================
FINANCIAL / MISCELLANEOUS (7.9%)
Arthur J. Gallagher & Co.                                      12,100      436,810
Capital One Financial Corp.                                     2,400      143,736
Charter One Financial, Inc.                                     4,300      152,134
Investors Financial Services Corp.                              8,100      596,484
Synovus Financial Corp.                                         9,900      267,696
USA Education, Inc.                                             4,700      450,495
                                                                       ------------
                                                                         2,047,355
                                                                       ------------
===================================================================================
HARDWARE (1.5%)
Brocade Communications Systems, Inc. (b)                       14,800      378,732
                                                                       ------------
===================================================================================
HEALTHCARE COST CONTAINMENT (2.4%)
Caremark Rx, Inc. (b)                                          11,500      247,250
McKesson Corp.                                                  8,900      359,471
                                                                       ------------
                                                                           606,721
                                                                       ------------
===================================================================================
HEALTHCARE SERVICES (1.1%)
AmerisourceBergen Corp.                                         1,890      146,475
Medical Staffing Network Holdings, Inc. (b)                     5,800      140,592
                                                                       ------------
                                                                           287,067
                                                                       ------------
===================================================================================
HEALTHCARE (2.2%)
Gilead Sciences, Inc. (b)                                       3,400      105,808
Health Net, Inc. (b)                                            5,100      151,215
Stryker Corp.                                                   3,900      208,689
Universal Health Services, Inc. Class B (b)                     2,400      111,720
                                                                       ------------
                                                                           577,432
                                                                       ------------
===================================================================================
INTERNET SERVICE PROVIDERS (1.5%)
eBay, Inc. (b)                                                  7,500      398,250
                                                                       ------------
===================================================================================
MANUFACTURING (2.1%)
Masco Corp.                                                    13,400      376,540
Sealed Air Corp. (b)                                            3,700      165,279
                                                                       ------------
                                                                           541,819
                                                                       ------------
===================================================================================


                                                       2002 SEMIANNUAL REPORT 60

Common Stocks (continued)
===================================================================================

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
MEDICAL -- BIOMEDICAL / GENETIC (7.6%)
Becton, Dickinson & Co.                                         4,300  $   159,831
Biogen, Inc. (b)                                                3,300      143,451
Biomet, Inc.                                                    8,700      245,601
Guidant Corp. (b)                                               6,200      233,120
ICOS Corp. (b)                                                  1,600       41,216
Immunex Corp. (b)                                               9,400      255,116
Millennium Pharmaceuticals, Inc. (b)                            4,730       94,411
Pharmaceutical Product Development, Inc. (b)                   13,700      344,966
St. Jude Medical, Inc. (b)                                      5,300      441,013
                                                                       ------------
                                                                         1,958,725
                                                                       ------------
===================================================================================
MEDICAL LABORATORIES (2.2%)
Fisher Scientific International, Inc. (b)                       9,300      264,864
Laboratory Corp. of America Holdings (b)                        3,160      313,472
                                                                       ------------
                                                                           578,336
                                                                       ------------
===================================================================================
MEDICAL PRODUCTS (1.3%)
Henry Schein, Inc. (b)                                          7,300      347,407
                                                                       ------------
===================================================================================
MULTIMEDIA (2.5%)
Radio One, Inc. (b)                                             5,900      132,160
Regent Communications, Inc. (b)                                24,700      188,461
Sinclair Broadcast Group, Class A (b)                           9,800      130,830
Univision Communications, Inc. (b)                              5,100      203,796
                                                                       ------------
                                                                           655,247
                                                                       ------------
===================================================================================
OIL & GAS (5.9%)
Burlington Resources, Inc.                                      7,100      315,453
Nabors Industries, Inc. (b)                                     4,510      205,431
Noble Affiliates, Inc.                                          7,840      306,152
Pride International, Inc. (b)                                  10,170      189,060
Smith International, Inc. (b)                                   4,180      292,809
Transocean Sedco Forex, Inc.                                    6,180      219,390
                                                                       ------------
                                                                         1,528,295
                                                                       ------------
===================================================================================
PHARMACY SERVICES (2.0%)
AdvancePCS (b)                                                  4,100      138,621
Express Scripts, Inc. Class A (b)                               6,100      385,581
                                                                       ------------
                                                                           524,202
                                                                       ------------
===================================================================================
RAW MATERIALS (0.9%)
Ecolab, Inc.                                                    5,400      237,114
                                                                       ------------


                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
RETAIL (12.6%)
Bed Bath & Beyond, Inc. (b)                                    13,000  $   483,211
Best Buy Co., Inc. (b)                                          4,900      364,315
BJ's Wholesale Club, Inc. (b)                                   3,000      133,890
Borders Group, Inc. (b)                                         5,800      135,198
Constellation Brands, Inc. (b)                                  2,500      151,000
Estee Lauder Co., Inc. (The) Class A                            2,600       93,990
Family Dollar Stores                                            5,100      176,460
Newell Rubbermaid, Inc.                                         8,700      273,180
Pacific Sunwear of California (b)                               4,100      102,418
Radioshack Corp.                                                5,000      156,000
Staples, Inc. (b)                                               7,500      149,775
The TJX Companies, Inc.                                         5,700      248,406
Whole Foods Market, Inc. (b)                                    5,300      247,828
Williams Sonoma, Inc. (b)                                       4,800      276,528
Wrigley (WM.) Jr. Co.                                           4,200      231,000
                                                                       ------------
                                                                         3,223,199
                                                                       ------------
===================================================================================
SEMICONDUCTORS (10.8%)
ASML Holding N.V. (b)                                          18,200      406,406
Axcelis Technologies, Inc. (b)                                 37,500      540,000
Fairchild Semiconductor Intl. (b)                              10,900      293,646
International Rectifier Corp. (b)                               9,300      428,916
National Semiconductor Corp. (b)                               16,200      510,624
On Semiconductor Corp. (b)                                     25,500       92,820
Semtech Corp. (b)                                               9,200      294,216
Sigma Designs, Inc. (b)                                        21,600       86,184
Silicon Laboratories, Inc. (b)                                  3,900      115,284
                                                                       ------------
                                                                         2,768,096
                                                                       ------------
===================================================================================
TECHNICAL HARDWARE (1.0%)
UTStarcom, Inc. (b)                                            10,800      264,600
                                                                       ------------
===================================================================================
TECHNICAL SOFTWARE (9.4%)
Adobe Systems, Inc.                                            10,600      423,576
Cadence Design Systems, Inc. (b)                                6,000      122,880
Documentum, Inc. (b)                                           13,400      260,228
Electronic Arts, Inc. (b)                                       5,300      312,965
JDA Software Group, Inc. (b)                                   13,000      393,120
Macrovision Corp. (b)                                          11,000      244,530
Manhattan Associates, Inc. (b)                                  3,800      120,004
Symantec Corp. (b)                                              4,000      141,640
Veritas Software Corp. (b)                                      8,800      249,392
Webmethods, Inc. (b)                                            9,100      135,408
                                                                       ------------
                                                                         2,403,743
                                                                       ------------
===================================================================================
TELECOMMUNICATIONS (0.7%)
Centillium Communications, Inc. (b)                            16,400      190,568
                                                                       ------------


                                                       2002 SEMIANNUAL REPORT 61

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002
CONCEPT Series
===================================================================================


GARTMORE MILLENNIUM GROWTH FUND (Continued)

COMMON STOCKS (continued)
===================================================================================


                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
TRANSPORTATION (0.8%)
C.H. Robinson Worldwide, Inc.                                   3,900  $   122,733
Jetblue Airways Corp. (b)                                       1,700       85,510
                                                                       ------------
                                                                           208,243
                                                                       ------------
TOTAL COMMON STOCKS                                                     25,855,626
                                                                       ------------

COMMERCIAL PAPER (2.7%)
===================================================================================

                                                       SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
===================================================================================
Johnson Controls, 1.95%, 05/01/02                   $         693,000  $   692,962
                                                                       ------------

TOTAL COMMERCIAL PAPER                                                     692,962
                                                                       ------------

TOTAL INVESTMENTS (COST $25,848,894) (A) -- 102.8%                      26,548,588
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.8)%                           (732,812)
                                                                       ------------

NET ASSETS -- 100.0%                                                   $25,815,776
                                                                       ============

(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:
     Unrealized appreciation                                           $ 2,011,633
     Unrealized depreciation                                            (1,311,939)
                                                                       ------------

     Net unrealized appreciation                                       $    699,694
                                                                       ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 62

[GRAPHIC OMITTED]    GARTMORE VALUE                 Class A Shares symbol: GVOAX
                     OPPORTUNITIES FUND             Class B Shares symbol: GVOBX
                                                    Class C Shares symbol: GVOCX
                                                    Institutional Service
                                                             Class symbol: GVOIX
CONCEPT Series
================================================================================

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 18.68%* versus 20.03% for the Russell 2000 Index. For the trailing 12 months, the Fund returned 6.43%*, underperforming the Index, which returned 6.68%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Small-capitalization stocks have significantly outperformed large-capitalization stocks as measured by the Russell 2000 and S&P 500 indexes. During the last two years, the Russell 2000 has outperformed the S&P 500 by 15%. For the one-year period ended April 30, 2002, the Russell 2000 outpaced the S&P 500 by 19%.

However, small-cap value stocks have outperformed small-cap growth stocks by more than 30% during the past 12 months. While the Fund is categorized as a value style, it is actually more of a core value fund with an emphasis on stocks that have attractive valuations as well as attractive growth prospects. Recently, "deep value" stocks, those with the lowest absolute valuations, have been the strongest performers, regardless of long-term growth potential. Continued outperformance of these stocks alone is not sustainable for the long term. As the market broadens, the Fund will begin to participate more strongly.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund benefited from strong performances from its holdings in the automobiles and transportation, financial services and health-care sectors. Health-care names such as Trigon Healthcare, Inc. and Caremark Rx, Inc. were both up more than 60% during the six-month period. Top-contributing automobiles and transportation names in the portfolio included American Axle & Manufacturing Holdings, Inc. (up 95%), Tidewater, Inc. (up 43%) and Yellow Corp. (up 22%). Many of the Fund's financial holdings contributed to performance, including AmeriCredit Corp., Downey Financial Corp. and FBR Asset Investment Corp. These holdings averaged a return of more than 80% during the six-month period.

Conversely, the portfolio struggled in the consumer discretionary, materials and processing, and producer durables sectors. The consumer discretionary company Earthlink, Inc. saw its shares come under pressure amid fears that its Internet subscriber base would decline. Likewise, Solutia Inc. experienced decreased demand in some of its key chemical products markets, thus offsetting its strategy to lower costs.

HOW IS THE FUND POSITIONED?

We see signs that the economy is improving. The market is experiencing a broader-based market rally and consumer spending continues to be strong. This environment will be more conducive to our disciplined approach of buying companies with attractive valuations and improving fundamentals.

PORTFOLIO MANAGER: NORTHPOINTE CAPITAL -- SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $32,454,392

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN

(For Period Ended April 30, 2002)

YEARS                             1    INCEPTION(1)
===================================================
Class A  w/o SC(2)              6.43%        17.69%
         w/SC(3)                0.32%        14.75%
---------------------------------------------------
Class B  w/o SC(2)              5.89%        17.02%
         w/SC(4)                0.89%        15.97%
---------------------------------------------------
Class C5 w/o SC(2)              5.82%        17.02%
         w/SC(6)                3.76%        16.52%
---------------------------------------------------
Institutional Service Class(7)  6.86%        18.11%
---------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on December 29, 1999.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date          Class A  Russell 2000   CPI
------------------------------------------
Dec 29, 1999     9425         10000  10000
Oct 31, 2000    11723          9953  10339
Oct 31, 2001    11621          8689  10559
Apr 30, 2002    13792         10429  10675

Comparative performance of $10,000 invested in Class A shares of the Gartmore
Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer
Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 2000 is compromised of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S.
     companies.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 63

[GRAPHIC OMITTED]   STATEMENT OF INVESTMENTS
                    April 30, 2002 (Unaudited)
CONCEPT Series
======================================================================================


GARTMORE VALUE OPPORTUNITIES FUND

COMMON STOCKS (93.0%)
======================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
ADVERTISING AGENCIES (0.9%)
R.H. Donnelley Corp. (b)                                           9,000  $   264,780
                                                                          ------------
======================================================================================
AEROSPACE (0.8%)
Alliant Techsystems, Inc. (b)                                      2,200      236,940
                                                                          ------------
======================================================================================
AGRICULTURAL OPERATIONS (0.9%)
Bunge Ltd.                                                        13,000      287,560
                                                                          ------------
======================================================================================
AIR TRANSPORT (0.7%)
Northwest Airlines Corp. (b)                                      12,100      223,124
                                                                          ------------
======================================================================================
ALUMINUM (0.1%)
Century Aluminum Co.                                               2,000       30,320
                                                                          ------------
======================================================================================
AUTO PARTS -- AFTER MARKET (0.2%)
Aftermarket Technology Corp. (b)                                   3,000       68,850
                                                                          ------------
======================================================================================
AUTO PARTS -- ORIGINAL EQUIPMENT (1.3%)
American Axle & Manufacturing Holdings (b)                         5,442      179,586
Tower Automotive, Inc. (b)                                        15,600      228,852
                                                                          ------------
                                                                              408,438
                                                                          ------------
======================================================================================
BANKS -- OUTSIDE NEW YORK CITY (4.7%)
City National Corp.                                                7,200      397,800
Commerce Bancorp, Inc.                                             6,700      330,913
Community First Bankshares, Inc.                                  13,900      381,972
Hudson United Bancorp, Inc.                                        9,910      314,543
                                                                          ------------
                                                                            1,425,228
                                                                          ------------
======================================================================================
BIOTECHNOLOGICAL RESEARCH & PRODUCTION (0.1%)
Serologicals Corp. (b)                                             2,100       43,071
                                                                          ------------
======================================================================================
BUILDING -- AIR CONDITIONING (0.8%)
York International Corp.                                           7,000      254,870
                                                                          ------------
======================================================================================
CASINOS & GAMBLING (0.1%)
Scientific Games Corp. Class A (b)                                 4,070       40,578
                                                                          ------------
======================================================================================
CHEMICALS (0.8%)
Polyone Corp.                                                     21,600      262,224
                                                                          ------------
======================================================================================
COMMUNICATIONS TECHNOLOGY (2.3%)
Harris Corp.                                                       7,400      267,954
Inter-Tel, Inc.                                                   12,600      258,426
Symbol Technologies, Inc.                                         22,800      192,888
                                                                          ------------
                                                                              719,268
                                                                          ------------


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
COMPUTER SERVICES -- SOFTWARE & SYSTEMS (0.6%)
Compuware Corp. (b)                                               22,900  $   179,536
                                                                          ------------
======================================================================================
COMPUTER TECHNOLOGY (2.2%)
Adaptec, Inc. (b)                                                 16,600      244,020
Computer Network Technology Corp. (b)                              8,500       81,090
Hutchinson Technology, Inc. (b)                                    7,600      136,116
Imation Corp. (b)                                                  7,800      234,702
                                                                          ------------
                                                                              695,928
                                                                          ------------
======================================================================================
CONSUMER ELECTRONICS (2.3%)
Midway Games, Inc. (b)                                            11,550      157,658
Take-Two Interactive Software, Inc. (b)                           10,100      253,510
THQ, Inc. (b)                                                      8,850      310,281
                                                                          ------------
                                                                              721,449
                                                                          ------------
======================================================================================
CONSUMER PRODUCTS (0.6%)
International Flavors & Fragrances, Inc.                           5,800      186,760
                                                                          ------------
======================================================================================
CONTAINERS & PACKAGING -- METALS & GLASS (0.5%)
Silgan Holdings, Inc. (b)                                          4,274      170,105
                                                                          ------------
======================================================================================
CONTAINERS & PACKAGING -- PAPER & PLASTIC (0.7%)
Temple-Inland, Inc.                                                3,900      206,466
                                                                          ------------
======================================================================================
COPPER (0.9%)
Freeport-McMoran Copper & Gold, Inc. Class B (b)                  16,500      293,040
                                                                          ------------
======================================================================================
DIVERSIFIED MATERIALS & PROCESSING (0.6%)
Ball Corp.                                                         4,000      190,200
                                                                          ------------
======================================================================================
DIVERSIFIED PRODUCTION (0.6%)
Joy Global, Inc. (b)                                              11,000      177,100
                                                                          ------------
======================================================================================
DRUG & GROCERY STORE CHAINS (1.1%)
SUPERVALU, Inc.                                                   11,400      342,000
                                                                          ------------
======================================================================================
DRUGS & PHARMACEUTICALS (1.4%)
American Pharmaceutical Partners, Inc. (b)                        14,600      206,882
ICN Pharmaceuticals, Inc.                                          8,400      232,344
                                                                          ------------
                                                                              439,226
                                                                          ------------
======================================================================================
ELECTRONICS -- SEMI-CONDUCTORS / COMPONENTS (1.8%)
Cypress Semiconductor Corp. (b)                                   11,600      258,332
ESS Technology, Inc. (b)                                           5,100       81,447
Fairchild Semicon International (b)                                7,600      204,744
                                                                          ------------
                                                                              544,523
                                                                          ------------
======================================================================================
ENGINEERING & CONTRACTING SERVICES (0.9%)
Jacobs Engineering Group, Inc. (b)                                 7,000      276,220
                                                                          ------------


                                                       2002 SEMIANNUAL REPORT 64

Common Stocks (continued)
======================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
FERTILIZERS (0.8%)
IMC Global, Inc.                                                  18,900  $   238,140
                                                                          ------------
======================================================================================
FINANCE -- SMALL LOAN (0.5%)
AmeriCredit Corp. (b)                                              3,900      151,398
                                                                          ------------
======================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.7%)
NDCHealth Corp.                                                    6,300      202,671
                                                                          ------------
======================================================================================
FINANCIAL -- MISCELLANEOUS (0.8%)
BARRA, Inc. (b)                                                    5,298      261,668
                                                                          ------------
======================================================================================
FOODS (0.6%)
Hormel Foods Corp.                                                 7,700      190,190
                                                                          ------------
======================================================================================
HEALTHCARE MANAGEMENT SERVICES (3.9%)
Caremark Rx, Inc. (b)                                             12,400      266,600
Community Health Systems, Inc. (b)                                10,500      304,710
Medquist, Inc. (b)                                                 8,200      236,816
Trigon Healthcare, Inc. (b)                                        3,672      369,624
                                                                          ------------
                                                                            1,177,750
                                                                          ------------
======================================================================================
HEALTHCARE SERVICES (0.9%)
Apria Healthcare Group, Inc. (b)                                  10,200      265,098
                                                                          ------------
======================================================================================
HOUSEHOLD FURNISHINGS (0.3%)
La-Z-Boy, Inc.                                                     3,500      105,140
                                                                          ------------
======================================================================================
HOUSEHOLD PRODUCTS (0.9%)
Dial Corp.                                                        14,000      293,720
                                                                          ------------
======================================================================================
IDENTIFICATION CONTROL & FILTER DEVICES (1.8%)
Flowserve Corp. (b)                                                8,200      282,900
Hubbell, Inc.                                                      8,400      289,212
                                                                          ------------
                                                                              572,112
                                                                          ------------
======================================================================================
INSURANCE -- MULTI-LINE (1.2%)
StanCorp Financial Group, Inc.                                     6,500      380,250
                                                                          ------------
======================================================================================
INSURANCE -- PROPERTY & CASUALTY (1.6%)
Everest Re Group Ltd.                                              2,300      156,170
IPC Holdings Ltd.                                                 10,200      347,820
                                                                          ------------
                                                                              503,990
                                                                          ------------
======================================================================================
INVESTMENT MANAGEMENT COMPANIES (1.1%)
Affiliated Managers Group, Inc. (b)                                5,300      337,080
                                                                          ------------
======================================================================================
MACHINERY & EQUIPMENT (0.8%)
Engineered Support Systems                                         5,300      261,820
                                                                          ------------


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
MACHINERY -- CONSTRUCTION & HANDLING (0.5%)
The Manitowoc Company, Inc.                                        3,200  $   139,840
                                                                          ------------
======================================================================================
MACHINERY -- OIL WELL EQUIPMENT & SERVICES (1.0%)
Key Energy Services, Inc. (b)                                     25,800      313,470
                                                                          ------------
======================================================================================
MACHINERY -- ENGINES (0.9%)
Cummins Engine, Inc.                                               6,800      289,340
                                                                          ------------
======================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.1%)
Owens & Minor, Inc.                                               17,200      355,868
                                                                          ------------
======================================================================================
METAL FABRICATING (1.6%)
Intermagnetics General Corp. (b)                                   7,600      190,988
Maverick Tube Corp. (b)                                           17,600      319,440
                                                                          ------------
                                                                              510,428
                                                                          ------------
======================================================================================
OIL -- CRUDE PRODUCERS (0.6%)
Newfield Exploration Co. (b)                                       5,200      196,820
                                                                          ------------
======================================================================================
PAINTS & COATINGS (1.4%)
RPM, Inc.                                                         14,000      237,300
Valspar Corp.                                                      4,500      207,225
                                                                          ------------
                                                                              444,525
                                                                          ------------
======================================================================================
PAPER (0.6%)
Bowater, Inc.                                                      3,700      176,416
                                                                          ------------
======================================================================================
POLLUTION CONTROL & ENVIRONMENTAL SERVICES (0.5%)
Ionics, Inc. (b)                                                   5,100      153,000
                                                                          ------------
======================================================================================
PRODUCTION TECHNOLOGY EQUIPMENT (0.9%)
Lam Research Corp. (b)                                            11,300      289,958
                                                                          ------------
======================================================================================
PUBLISHING -- MISCELLANEOUS (0.9%)
R.R. Donnelley & Sons Co.                                          8,900      284,444
                                                                          ------------
======================================================================================
PUBLISHING -- NEWSPAPERS (0.9%)
Lee Enterprises, Inc.                                              7,300      286,525
                                                                          ------------
======================================================================================
RADIO & TV BROADCASTERS (2.4%)
Cumulus Media, Inc. (b)                                           12,000      224,760
Emmis Communications Corp. Class A (b)                            12,100      351,747
Sinclair Broadcast Group, Inc. Class A  (b)                       12,000      160,200
                                                                          ------------
                                                                              736,707
                                                                          ------------
======================================================================================
RAILROAD EQUIPMENT (0.8%)
Wabtec Corp.                                                      15,600      238,524
                                                                          ------------


                                                       2002 SEMIANNUAL REPORT 65

[GRAPHIC OMITTED]    STATEMENT OF INVESTMENTS
                     April 30, 2002 (Unaudited)
CONCEPT Series
======================================================================================


GARTMORE VALUE OPPORTUNITIES FUND

COMMON STOCKS (93.0%)
======================================================================================


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
RAILROADS (0.6%)
Genesee & Wyoming, Class A (b)                                     8,850  $   193,461
                                                                          ------------
======================================================================================
REAL ESTATE (0.6%)
Jones Lang LaSalle, Inc. (b)                                       8,700      194,532
                                                                          ------------
======================================================================================
REAL ESTATE INVESTMENT TRUSTS (REIT) (6.6%)
Anthracite Capital, Inc.                                          21,965      252,158
Arden Realty, Inc.                                                10,000      281,500
Camden Property Trust                                              5,800      230,840
CBL & Associates Properties, Inc.                                  7,500      274,500
FBR Asset Investment Corp.                                        11,500      378,465
Liberty Property Trust                                             7,100      226,845
Mack-Cali Realty Corp.                                            11,700      383,760
                                                                          ------------
                                                                            2,028,068
                                                                          ------------
======================================================================================
RENTAL & LEASING SERVICES -- COMMERCIAL (0.7%)
United Rentals, Inc. (b)                                           8,500      216,750
                                                                          ------------
======================================================================================
RENTAL & LEASING SERVICES -- CONSUMER (0.6%)
Dollar Thrifty Automotive Group, Inc. (b)                          8,300      195,050
                                                                          ------------
======================================================================================
RESTAURANTS (0.9%)
Darden Restaurants, Inc.                                           7,200      287,280
                                                                          ------------
======================================================================================
RETAIL (5.1%)
AnnTaylor Stores Corp. (b)                                         2,900      126,063
Barnes & Noble, Inc. (b)                                           3,300       99,726
Claire's Stores, Inc.                                             11,300      243,854
Foot Locker, Inc. (b)                                             17,100      269,325
Linens 'n Things, Inc. (b)                                         7,800      270,660
Pier 1 Imports, Inc.                                               7,200      172,440
Shopko Stores, Inc. (b)                                            6,000      124,980
The Men's Wearhouse, Inc. (b)                                     10,500      258,510
                                                                          ------------
                                                                            1,565,558
                                                                          ------------
======================================================================================
SAVINGS & LOAN (3.8%)
BankAtlantic Bancorp, Inc. Class A                                23,800      303,450
Downey Financial Corp.                                             8,000      424,960
Webster Financial Corp.                                           10,300      408,189
                                                                          ------------
                                                                            1,136,599
                                                                          ------------
======================================================================================
SECURITIES BROKERAGE & SERVICES (2.3%)
American Capital Strategies Ltd.                                  10,700      343,149
Legg Mason, Inc.                                                   4,300      216,032
NCO Group, Inc. (b)                                                5,600      155,904
                                                                          ------------
======================================================================================
                                                                              715,085
SERVICES -- COMMERCIAL (1.7%)
KPMG Consulting, Inc. (b)                                         14,000      245,000
MPS Group, Inc. (b)                                               29,978      269,802
                                                                          ------------
                                                                              514,802
                                                                          ------------

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
SHOES (0.5%)
The Timberland Co. Class A (b)                                     3,700  $   150,960
                                                                          ------------
======================================================================================
STEEL (0.7%)
Carpenter Technology Corp.                                         8,500      225,250
                                                                          ------------
======================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.4%)
C-COR.net Corp. (b)                                               10,700      117,058
                                                                          ------------
======================================================================================
TEXTILE APPAREL MANUFACTURERS (0.7%)
Quiksilver, Inc. (b)                                               9,100      222,040
                                                                          ------------
======================================================================================
TIRE & RUBBER (1.2%)
Cooper Tire & Rubber Co.                                          15,100      374,480
                                                                          ------------
======================================================================================
TOYS (0.8%)
Hasbro, Inc.                                                      15,600      249,288
                                                                          ------------
======================================================================================
TRANSPORTATION -- MISC. (1.1%)
Tidewater, Inc.                                                    7,800      339,300
                                                                          ------------
======================================================================================
TRUCKERS (0.8%)
Yellow Corp. (b)                                                   9,400      253,518
                                                                          ------------
======================================================================================
UTILITIES -- ELECTRIC (2.5%)
IDACORP, Inc.                                                      6,300      238,392
NSTAR                                                              6,100      279,380
Wisconsin Energy Corp.                                            10,000      260,000
                                                                          ------------
                                                                              777,772
                                                                          ------------
======================================================================================
UTILITIES -- GAS DISTRIBUTORS (1.9%)
New Jersey Resources Corp.                                         7,800      249,600
Questar Corp.                                                     12,100      337,590
                                                                          ------------
                                                                              587,190
                                                                          ------------
======================================================================================
UTILITIES -- WATER (0.6%)
American States Water Co.                                          4,600      178,940
                                                                          ------------
======================================================================================
UTILITIES -- CABLE TV & RADIO (0.5%)
Mediacom Communications Corp. (b)                                 16,900      169,000
                                                                          ------------
======================================================================================
UTILITIES -- TELECOMMUNICATIONS (0.5%)
Airgate PCS, Inc. (b)                                             10,100      144,430
                                                                          ------------

TOTAL COMMON STOCKS                                                        28,881,107
                                                                          ------------


                                                       2002 SEMIANNUAL REPORT 66

REPURCHASE AGREEMENT (11.5%)
======================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT      VALUE
======================================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $3,573,453
  (Fully collateralized by Freddie Mac securities)     $       3,573,285  $ 3,573,285
                                                                          ------------

TOTAL REPURCHASE AGREEMENT                                                  3,573,285
                                                                          ------------

TOTAL INVESTMENTS (COST $29,328,636) (A) -- 104.5%                         32,454,392

LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.5)%                            (1,395,492)
                                                                          ------------

NET ASSETS -- 100.0%                                                      $31,058,900
                                                                          ============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                              $ 4,137,552
     Unrealized depreciation                                               (1,011,796)
                                                                          ------------

     Net unrealized appreciation                                          $ 3,125,756
                                                                          ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 67

[GRAPHIC OMITTED]    STATEMENTS OF ASSETS AND LIABILITIES
                     April 30, 2002 (Unaudited)
CONCEPT Series
====================================================================================================================


                                                                         GARTMORE       GARTMORE     GARTMORE VALUE
                                                                        HIGH YIELD     MILLENNIUM     OPPORTUNITIES
                                                                         BOND FUND     GROWTH FUND        FUND
====================================================================================================================
ASSETS:
Investments, at value (cost $86,302,920; $25,848,894
  and $25,755,351; respectively)                                       $ 88,786,502   $ 26,548,588   $   28,881,107
Repurchase agreements, at cost                                            3,086,093             --        3,573,285
                                                                       -------------  -------------  ---------------
     Total Investments                                                   91,872,595     26,548,588       32,454,392
                                                                       -------------  -------------  ---------------
Cash                                                                             --            306               98
Interest and dividends receivable                                         2,253,104          3,923            4,983
Receivable for investments sold                                             236,350         97,482          152,620
Receivable from adviser                                                       6,852         10,647            2,893
Prepaid expenses and other assets                                            24,489         23,795           23,161
                                                                       -------------  -------------  ---------------
     Total Assets                                                        94,393,390     26,684,741       32,638,147
                                                                       -------------  -------------  ---------------
LIABILITIES:
Distributions payable                                                       678,222             --               --
Payable for investments purchased                                           780,000        781,164        1,535,370
Accrued expenses and other payables
  Investment advisory fees                                                   41,727         22,178           16,950
  Fund administration and transfer agent fees                                12,230         38,560           12,401
  Distribution fees                                                             669          4,914            5,314
  Administrative servicing fees                                                  91            270            2,522
  Other                                                                       8,543         21,879            6,690
                                                                       -------------  -------------  ---------------
     Total Liabilities                                                    1,521,482        868,965        1,579,247
                                                                       -------------  -------------  ---------------
NET ASSETS                                                             $ 92,871,908   $ 25,815,776   $   31,058,900
                                                                       =============  =============  ===============
REPRESENTED BY:
Capital                                                                $126,237,852   $ 61,226,389   $   27,076,903
Accumulated net investment income (loss)                                         --       (165,374)          19,780
Accumulated net realized gains (losses) from investment transactions    (35,849,526)   (35,944,933)         836,461
Net unrealized appreciation (depreciation) on investments                 2,483,582        699,694        3,125,756
                                                                       -------------  -------------  ---------------
NET ASSETS                                                             $ 92,871,908   $ 25,815,776   $   31,058,900
                                                                       =============  =============  ===============
NET ASSETS:
Class A Shares                                                         $  2,122,639   $  6,868,147   $   14,043,010
Class B Shares                                                              288,048      4,136,293        2,984,545
Class C Shares                                                                5,346         62,913          156,004
Class D Shares                                                                   --     14,748,423               --
Institutional Service Class Shares                                       90,455,875             --       13,875,341
                                                                       -------------  -------------  ---------------
Total                                                                  $ 92,871,908   $ 25,815,776   $   31,058,900
                                                                       =============  =============  ===============
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                              308,640        612,168          985,883
Class B Shares                                                               41,901        388,674          210,042
Class C Shares                                                                  777          5,907           11,002
Class D Shares                                                                   --      1,300,830               --
Institutional Service Class Shares                                       13,049,262             --          968,106
                                                                       -------------  -------------  ---------------
Total                                                                    13,400,580      2,307,579        2,175,033
                                                                       =============  =============  ===============
NET ASSET VALUE:
Class A Shares                                                         $       6.88   $      11.22   $        14.24
Class B Shares (a)                                                     $       6.87   $      10.64   $        14.21
Class C Shares (b)                                                     $       6.88   $      10.65   $        14.18
Class D Shares                                                         $         --   $      11.34   $           --
Institutional Service Class Shares                                     $       6.93   $         --   $        14.33
MAXIMUM OFFERING PRICE PER SHARE (100% / (100% -
  maximum sales charge) of
  net asset value adjusted to the nearest cent):
Class A Shares                                                         $       7.20   $      11.90   $        15.11
Class C Shares                                                         $       6.95   $      10.76   $        14.32
Class D Shares                                                         $         --   $      11.87   $           --
                                                                       -------------  -------------  ---------------
Maximum Sales Charge -- Class A Shares                                         4.50%          5.75%            5.75%
                                                                       =============  =============  ===============
Maximum Sales Charge -- Class C Shares                                         1.00%          1.00%            1.00%
                                                                       =============  =============  ===============
Maximum Sales Charge -- Class D Shares                                           --           4.50%              --
                                                                       =============  =============  ===============

(a)  For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 68

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2002 (Unaudited)
==================================================================================================================


                                                                      GARTMORE       GARTMORE      GARTMORE VALUE
                                                                     HIGH YIELD     MILLENNIUM     OPPORTUNITIES
                                                                      BOND FUND     GROWTH FUND         FUND
==================================================================================================================
INVESTMENT INCOME:
Interest income                                                     $  4,603,614   $      6,533   $        14,631
Dividend income (net of foreign withholding tax of $0; $108
  and $0; respectively)                                                       --         32,381           215,477
                                                                    -------------  -------------  ----------------
     Total Income                                                      4,603,614         38,914           230,108
                                                                    -------------  -------------  ----------------
EXPENSES:
Investment advisory fees                                                 250,087        137,020            92,296
Fund administration and transfer agent fees                               70,140         80,067            41,000
Distribution fees Class A                                                  3,163          8,859            15,156
Distribution fees Class B                                                  1,247         20,689            14,924
Distribution fees Class C                                                     29            298               676
Administrative servicing fees Class A                                        652          1,643             1,500
Administrative servicing fees Institutional Service Class                     --             --            11,833
Registration and filing fees                                              15,389         13,188            14,060
Printing fees                                                              1,452         20,453             5,771
Other                                                                     14,132          7,084             4,976
                                                                    -------------  -------------  ----------------
     Total expenses before reimbursed expenses                           356,291        289,301           202,192
Expenses reimbursed                                                      (33,355)       (85,013)          (31,219)
                                                                    -------------  -------------  ----------------
     Total Expenses                                                      322,936        204,288           170,973
                                                                    -------------  -------------  ----------------
NET INVESTMENT INCOME (LOSS)                                           4,280,678       (165,374)           59,135
                                                                    -------------  -------------  ----------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions               (13,529,308)        42,039           889,955
Net change in unrealized appreciation/depreciation on investments     13,736,351        808,323         3,535,305
                                                                    -------------  -------------  ----------------
Net realized/unrealized gains (losses) on investments                    207,043        850,362         4,425,260
                                                                    -------------  -------------  ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $  4,487,721   $    684,988   $     4,484,395
                                                                    =============  =============  ================

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 69

[GRAPHIC OMITTED]    STATEMENTS OF CHANGES IN NET ASSETS

CONCEPT Series
================================================================================================================================


                                                         GARTMORE HIGH YIELD BOND FUND        GARTMORE MILLENNIUM GROWTH FUND
                                                      ====================================  ====================================
                                                         SIX MONTHS                           SIX MONTHS
                                                           ENDED            YEAR ENDED           ENDED            YEAR ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001    APRIL 30, 2002    OCTOBER 31, 2001
                                                      ----------------  ------------------  ----------------  ------------------
                                                        (UNAUDITED)                           (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $     4,280,678   $      10,487,307   $      (165,374)  $        (327,976)
Net realized gains (losses) on
  investment transactions                                 (13,529,308)        (18,776,793)           42,039         (35,493,568)
Net change in unrealized
  appreciation/depreciation on investments                 13,736,351           5,224,576           808,323          (1,378,044)
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets resulting from operations              4,487,721          (3,064,910)          684,988         (37,199,588)
                                                      ----------------  ------------------  ----------------  ------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                        (117,131)           (375,079)               --                  --
Net realized gains on investments                                  --                  --                --          (1,531,988)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                         (10,591)            (22,396)               --                  --
Net realized gains on investments                                  --                  --                --            (753,396)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                            (246)           (121) (a)               --                  --
Net realized gains on investments                                  --                  --                --                  --

DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net realized gains on investments                                  --                  --                --          (3,212,124)

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
  CLASS SHAREHOLDERS FROM:
Net investment income                                      (4,152,710)        (10,097,288)               --                  --
Net realized gains on investments                                  --                  --                --                  --
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets from shareholder distributions        (4,280,678)        (10,494,884)               --          (5,497,508)
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets from capital transactions              3,730,091          10,863,506          (586,213)          2,103,928
                                                      ----------------  ------------------  ----------------  ------------------
Change in net assets                                        3,937,134          (2,696,288)           98,775         (40,593,168)

NET ASSETS:
Beginning of period                                        88,934,774          91,631,062        25,717,001          66,310,169
                                                      ----------------  ------------------  ----------------  ------------------
End of period                                         $    92,871,908   $      88,934,774   $    25,815,776   $      25,717,001
                                                      ================  ==================  ================  ==================



                                                         GARTMORE VALUE OPPORTUNITIES FUND
                                                      =======================================
                                                        SIX MONTHS
                                                           ENDED             YEAR ENDED
                                                       APRIL 30, 2002   OCTOBER 31, 2001 (A)
                                                      ----------------  ---------------------
                                                        (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                          $        59,135   $            155,305
Net realized gains (losses) on
  investment transactions                                     889,955                314,964
Net change in unrealized
  appreciation/depreciation on investments                  3,535,305             (2,060,047)
                                                      ----------------  ---------------------
Change in net assets resulting from operations              4,484,395             (1,589,778)
                                                      ----------------  ---------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                         (26,855)               (56,851)
Net realized gains on investments                            (136,061)                    --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                          (2,418)                (1,534)
Net realized gains on investments                             (34,742)                    --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                            (122)              (149) (a)
Net realized gains on investments                              (1,496)                    --

DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net realized gains on investments                                  --                     --

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
  CLASS SHAREHOLDERS FROM:
Net investment income                                         (37,973)               (76,053)
Net realized gains on investments                            (121,033)                    --
                                                      ----------------  ---------------------
Change in net assets from shareholder distributions          (360,700)              (134,587)
                                                      ----------------  ---------------------
Change in net assets from capital transactions              3,199,246             17,807,675
                                                      ----------------  ---------------------
Change in net assets                                        7,322,941             16,083,310

NET ASSETS:
Beginning of period                                        23,735,959              7,652,649
                                                      ----------------  ---------------------
End of period                                         $    31,058,900   $         23,735,959
                                                      ================  =====================

(a)   For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 70

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding
============================================================================================================================


GARTMORE HIGH YIELD BOND FUND

                                                  INVESTMENT ACTIVITIES         DISTRIBUTIONS
                                     ==========  =========================  ========================  ======================
                                                                  NET
                                        NET                     REALIZED
                                       ASSET                      AND                                                  NET
                                       VALUE,        NET       UNREALIZED      TOTAL                                  ASSET
                                     BEGINNING   INVESTMENT      GAINS         FROM          NET                     VALUE,
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL      END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTION   PERIOD
============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00         0.86        (2.04)       (1.18)       (0.86)         (0.86)  $  7.96
Year Ended October 31, 2001          $     7.96         0.84        (1.10)       (0.26)       (0.84)         (0.84)  $  6.86
Six Months Ended April 30, 2002
(Unaudited)                          $     6.86         0.32         0.02         0.34        (0.32)         (0.32)  $  6.88

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00         0.80        (2.04)       (1.24)       (0.80)         (0.80)  $  7.96
Year Ended October 31, 2001          $     7.96         0.78        (1.10)       (0.32)       (0.78)         (0.78)  $  6.86
Six Months Ended April 30, 2002
(Unaudited)                          $     6.86         0.29         0.01         0.30        (0.29)         (0.29)  $  6.87

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     8.07         0.40        (1.21)       (0.81)       (0.40)         (0.40)  $  6.86
Six Months Ended April 30, 2002
(Unaudited)                          $     6.86         0.29         0.02         0.31        (0.29)         (0.29)  $  6.88

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00         0.87        (1.99)       (1.12)       (0.87)         (0.87)  $  8.01
Year Ended October 31, 2001          $     8.01         0.87        (1.10)       (0.23)       (0.86)         (0.86)  $  6.92
Six Months Ended April 30, 2002
(Unaudited)                          $     6.92         0.32         0.01         0.33        (0.32)         (0.32)  $  6.93
============================================================================================================================


                                                                  RATIOS / SUPPLEMENTAL DATA
                                     ============  =========================================================
                                                                           RATIO
                                                               RATIO      OF NET       RATIO
                                                     NET        OF      INVESTMENT       OF
                                                    ASSETS   EXPENSES     INCOME      EXPENSES
                                                      AT        TO       (LOSS) TO       TO
                                                    END OF    AVERAGE     AVERAGE     AVERAGE
                                        TOTAL       PERIOD      NET         NET         NET       PORTFOLIO
                                      RETURN (A)   (000'S)    ASSETS      ASSETS     ASSETS (B)  TURNOVER(C)
============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)     (12.48%)(f)  $  2,804  0.95% (g)   12.35% (g)   1.15% (g)       76.93%
Year Ended October 31, 2001            (3.59%)     $  2,801  0.95%       11.10%       1.11%           83.79%
Six Months Ended April 30, 2002
 (Unaudited)                            4.98% (f)  $  2,123  0.97% (g)    9.26% (g)   1.09% (g)       50.25%

CLASS B SHARES
Period Ended October 31, 2000 (d)     (13.02%)(f)  $    188  1.70% (g)   13.09% (g)   3.46% (g)       76.93%
Year Ended October 31, 2001            (4.31%)     $    244  1.70%       10.35%       2.43%           83.79%
Six Months Ended April 30, 2002
(Unaudited)                             4.45% (f)  $    288  1.70% (g)    8.49% (g)   1.85% (g)       50.25%

CLASS C SHARES
Period Ended October 31, 2001 (e)     (10.15%)(f)  $      5  1.70% (g)   10.05% (g)   8.58% (g)       83.79%
Six Months Ended April 30, 2002
(Unaudited)                             4.61% (f)  $      5  1.69% (g)    8.43% (g)   2.50% (g)       50.25%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)     (11.80%)(f)  $ 88,639  0.70% (g)   11.46% (g)   0.83% (g)       76.93%
Year Ended October 31, 2001            (3.19%)     $ 85,885  0.70%       11.30%       0.76%           83.79%
Six Months Ended April 30, 2002
(Unaudited)                             4.92% (f)  $ 90,456  0.70% (g)    9.42% (g)   0.77% (g)       50.25%
============================================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 71

[GRAPHIC OMITTED]    FINANCIAL HIGHLIGHTS
                     Selected Data for Each Share of Capital Outstanding
CONCEPT Series
=============================================================================================================================

GARTMORE MILLENNIUM GROWTH FUND

                                                        INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                   ==========  ======================================  ======================================
                                                                NET
                                      NET                     REALIZED
                                     ASSET                      AND
                                     VALUE,        NET       UNREALIZED      TOTAL
                                   BEGINNING   INVESTMENT      GAINS         FROM          NET         NET
                                       OF        INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTION
=============================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (d)  $    19.67       (0.03)        (1.97)       (2.00)          --         --             --
Year Ended October 31, 1999        $    17.67       (0.03)         2.30         2.27           --      (0.24)         (0.24)
Year Ended October 31, 2000 (e)    $    19.70       (0.27)        10.63        10.36           --      (1.37)         (1.37)
Year Ended October 31, 2001        $    28.69       (0.16)       (15.19)      (15.35)          --      (2.41)         (2.41)
Six Months Ended April 30, 2002
(Unaudited)                        $    10.93       (0.08)         0.37         0.29           --         --             --

CLASS B SHARES
Period Ended October 31, 1998 (d)  $    19.67       (0.07)        (2.06)       (2.13)          --         --             --
Year Ended October 31, 1999        $    17.54       (0.12)         2.26         2.14           --      (0.24)         (0.24)
Year Ended October 31, 2000 (e)    $    19.44       (0.42)        10.59        10.17           --      (1.37)         (1.37)
Year Ended October 31, 2001        $    28.24       (0.22)       (15.21)      (15.43)          --      (2.41)         (2.41)
Six Months Ended April 30, 2002
(Unaudited)                        $    10.40       (0.10)         0.34         0.24           --         --             --

CLASS C SHARES
Period Ended October 31, 2001 (f)  $    13.46       (0.07)        (2.98)       (3.05)          --         --             --
Six Months Ended April 30, 2002
(Unaudited)                        $    10.41       (0.10)         0.34         0.24           --         --             --

CLASS D SHARES
Year Ended October 31, 1997        $    19.47        0.04          4.38         4.42        (0.03)     (0.99)         (1.02)
Year Ended October 31, 1998 (d)    $    22.87       (0.06)         1.29         1.23           --      (6.49)         (6.49)
Year Ended October 31, 1999        $    17.61       (0.02)         2.34         2.32           --      (0.24)         (0.24)
Year Ended October 31, 2000 (e)    $    19.69       (0.14)        10.57        10.43           --      (1.37)         (1.37)
Year Ended October 31, 2001        $    28.75       (0.11)       (15.20)      (15.31)          --      (2.41)         (2.41)
Six Months Ended April 30, 2002
(Unaudited)                        $    11.03       (0.06)         0.37         0.31           --         --             --
=============================================================================================================================


                                                                             RATIOS / SUPPLEMENTAL DATA
                                   =====================  =========================================================
                                                                                  RATIO
                                                                      RATIO      OF NET       RATIO
                                                            NET        OF      INVESTMENT       OF
                                     NET                   ASSETS   EXPENSES     INCOME      EXPENSES
                                    ASSET                    AT        TO       (LOSS) TO       TO
                                   VALUE,                  END OF    AVERAGE     AVERAGE     AVERAGE
                                   END OF      TOTAL       PERIOD      NET         NET         NET       PORTFOLIO
                                   PERIOD    RETURN (a)   (000'S)    ASSETS      ASSETS     ASSETS (b)  TURNOVER(c)
===================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (d)  $ 17.67   (10.17%)(g)  $    305  1.23% (h)  (0.70%) (h)   2.21% (h)       46.33%
Year Ended October 31, 1999        $ 19.70    12.98%      $  1,244  1.25%      (0.24%)       1.83%           36.58%
Year Ended October 31, 2000 (e)    $ 28.69    56.20%      $ 22,612  1.47%      (0.95%)       1.67%          330.32%
Year Ended October 31, 2001        $ 10.93   (57.29%)     $  6,601  1.63%      (1.00%)       2.75%          698.74%
Six Months Ended April 30, 2002
 (Unaudited)                       $ 11.22     2.65% (g)  $  6,868  1.62% (h)  (1.33%) (h)   2.23% (h)      242.29%

CLASS B SHARES
Period Ended October 31, 1998 (d)  $ 17.54   (10.83%)(g)  $    251  2.00% (h)  (1.47%) (h)   2.98% (h)       46.33%
Year Ended October 31, 1999        $ 19.44     2.33%      $    918  2.00%      (1.01%)       2.59%           36.58%
Year Ended October 31, 2000 (e)    $ 28.24    55.97%      $  7,608  2.10%      (1.57%)       2.35%          330.32%
Year Ended October 31, 2001        $ 10.40   (58.60%)     $  3,985  2.23%      (1.60%)       3.67%          698.74%
Six Months Ended April 30, 2002
(Unaudited)                        $ 10.64     2.31% (g)  $  4,136  2.25% (h)  (1.96%) (h)   2.94% (h)      242.29%

CLASS C SHARES
Period Ended October 31, 2001 (f)  $ 10.41   (22.66%)(g)  $     52  2.23% (h)  (1.76%) (h)   4.38% (h)      698.74%
Six Months Ended April 30, 2002
(Unaudited)                        $ 10.65     2.31% (g)  $     63  2.26% (h)  (1.97%) (h)   2.93% (h)      242.29%

CLASS D SHARES
Year Ended October 31, 1997        $ 22.87    23.66%      $  9,541  0.96%        0.20%       1.70%           40.69%
Year Ended October 31, 1998 (d)    $ 17.61     5.11%      $  9,022  0.93%      (0.30%)       1.57%           46.33%
Year Ended October 31, 1999        $ 19.69    13.31%      $  9,865  1.00%      (0.09%)       1.53%           36.58%
Year Ended October 31, 2000 (e)    $ 28.75    56.61%      $ 36,090  1.10%      (0.55%)       1.30%          330.32%
Year Ended October 31, 2001        $ 11.03   (57.00%)     $ 15,079  1.30%      (0.69%)       2.51%          698.74%
Six Months Ended April 30, 2002
(Unaudited)                        $ 11.34     2.81% (g)  $ 14,748  1.30% (h)  (1.01%) (h)   1.94% (h)      242.29%
===================================================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D Shares.
(e)     Net investment income (loss) is based on average shares outstanding during the period.
(f)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)     Not annualized.
(h)     Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 72

GARTMORE VALUE OPPORTUNITIES FUND

                                                           INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                     ==========  ======================================  =====================================
                                                                  NET
                                        NET                     REALIZED
                                       ASSET                      AND
                                       VALUE,        NET       UNREALIZED      TOTAL
                                     BEGINNING   INVESTMENT      GAINS         FROM          NET         NET
                                         OF        INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTION
==============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.06          2.38         2.44        (0.07)        --          (0.07)
Year Ended October 31, 2001          $    12.37        0.10         (0.20)       (0.10)       (0.10)        --          (0.10)
Six Months Ended April 30, 2002
 (Unaudited)                         $    12.17        0.03          2.22         2.25        (0.03)     (0.15)         (0.18)

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.01          2.37         2.38        (0.02)        --          (0.02)
Year Ended October 31, 2001          $    12.36        0.02         (0.20)       (0.18)       (0.02)        --          (0.02)
Six Months Ended April 30, 2002
(Unaudited)                          $    12.16       (0.01)         2.22         2.21        (0.01)     (0.15)         (0.16)

CLASS C SHARES
Period Ended October 31, 2001 (e)    $    13.08        0.01         (0.93)       (0.92)       (0.03)        --          (0.03)
Six Months Ended April 30, 2002
(Unaudited)                          $    12.13       (0.01)         2.22         2.21        (0.01)     (0.15)         (0.16)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.07          2.40         2.47        (0.05)        --          (0.05)
Year Ended October 31, 2001          $    12.42        0.13         (0.19)       (0.06)       (0.12)        --          (0.12)
Six Months Ended April 30, 2002
(Unaudited)                          $    12.24        0.05          2.24         2.29        (0.05)     (0.15)         (0.20)
==============================================================================================================================


                                                                              RATIOS / SUPPLEMENTAL DATA
====================================================================================================================
                                                                                   RATIO
                                                                       RATIO      OF NET       RATIO
                                                             NET        OF      INVESTMENT       OF
                                       NET                  ASSETS   EXPENSES     INCOME      EXPENSES
                                      ASSET                   AT        TO       (LOSS) TO       TO
                                     VALUE,                 END OF    AVERAGE     AVERAGE     AVERAGE
                                     END OF      TOTAL      PERIOD      NET         NET         NET       PORTFOLIO
                                     PERIOD   RETURN (a)   (000'S)    ASSETS      ASSETS     ASSETS (b)  TURNOVER(c)
====================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $ 12.37   24.38% (f)  $  2,460  1.35% (g)    0.62% (g)   6.59% (g)      119.39%
Year Ended October 31, 2001          $ 12.17   (0.87%)     $ 10,789  1.35%        0.69%       2.07%          139.75%
Six Months Ended April 30, 2002
 (Unaudited)                         $ 14.24   18.68% (f)  $ 14,043  1.32% (g)    0.42% (g)   1.48% (g)       54.61%

CLASS B SHARES
Period Ended October 31, 2000 (d)    $ 12.36   23.79% (f)  $    751  1.95% (g)    0.10% (g)   7.70% (g)      119.39%
Year Ended October 31, 2001          $ 12.16   (1.45%)     $  2,708  1.95%        0.09%       3.06%          139.75%
Six Months Ended April 30, 2002
(Unaudited)                          $ 14.21   18.35% (f)  $  2,985  1.97% (g)   (0.20%)(g)   2.25% (g)       54.61%

CLASS C SHARES
Period Ended October 31, 2001 (e)    $ 12.13   (7.08%)(f)  $    108  1.95% (g)   (0.01%)(g)   3.29% (g)      139.75%
Six Months Ended April 30, 2002
(Unaudited)                          $ 14.18   18.41% (f)  $    156  1.97% (g)   (0.22%)(g)   2.28% (g)       54.61%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $ 12.42   24.72% (f)  $  4,441  1.00% (g)    0.98% (g)   5.99% (g)      119.39%
Year Ended October 31, 2001          $ 12.24   (0.49%)     $ 10,130  1.00%        1.07%       1.81%          139.75%
Six Months Ended April 30, 2002
(Unaudited)                          $ 14.33   18.89% (f)  $ 13,875  1.08% (g)    0.66% (g)   1.38% (g)       54.61%
====================================================================================================================

(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)     For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 73

[GRAPHIC OMITTED]    NOTES TO FINANCIAL STATEMENTS
                     April 30, 2002 (Unaudited)
================================================================================

1.   ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust operates thirty-five separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore Global Financial Services Fund ("Global Financial Services")
     -    Gartmore Global Health Sciences Fund ("Global Health Sciences")
     - Gartmore Global Technology and Communications Fund ("Global Technology and Communications")
     -    Gartmore Global Utilities Fund ("Global Utilities")
     -    Gartmore U.S. Leaders Fund ("U.S. Leaders")
     - Gartmore U.S. Growth Leaders Fund ("U.S. Growth Leaders") (formerly known as Gartmore Growth 20 Fund)
     - Gartmore Worldwide Leaders Fund ("Worldwide Leaders") (formerly known as Gartmore Global Leaders Fund)
     -    Gartmore Emerging Markets Fund ("Emerging Markets")
     -    Gartmore International Growth Fund ("International Growth")
     - Gartmore International Small Cap Growth Fund ("International Small Cap Growth")
     -    Gartmore High Yield Bond Fund ("High Yield Bond")
     -    Gartmore Millennium Growth Fund ("Millennium Growth")
     -    Gartmore Value Opportunities Fund ("Value Opportunities")

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     (a)  SECURITY VALUATION

          Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

          Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund's Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

          Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.


                                                       2002 SEMIANNUAL REPORT 74

================================================================================

     (b)  REPURCHASE AGREEMENTS

          The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

     (c)  FOREIGN CURRENCY TRANSACTIONS

          The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expense are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     (d)  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

          Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

          Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

     (e)  FORWARD FOREIGN CURRENCY CONTRACTS

          Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     (f)  FUTURES

          Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.


                                                       2002 SEMIANNUAL REPORT 75

                     April 30, 2002 (Unaudited)
================================================================================


          Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

     (g)  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

     (h)  FEDERAL INCOME TAXES

          Each Fund's policy is to qualify or continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes, as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

     (i)  DISTRIBUTIONS TO SHAREHOLDERS

          Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

          Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

     (j)  EXPENSES

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on total settled shares outstanding of each class for the High Yield Bond Fund and based on relative net assets of each class for all other Funds. Expenses specific to a class are charged to that class.


                                                       2002 SEMIANNUAL REPORT 76

================================================================================


     (k)  CAPITAL SHARE TRANSACTIONS

          Transactions in capital shares of the Funds were as follows:

                                          GLOBAL                      GLOBAL HEALTH                 GLOBAL  TECHNOLOGY
                                    FINANCIAL SERVICES                   SCIENCES                   AND COMMUNICATIONS
                                    ===================  =========================================  ==================
                                       PERIOD ENDED       SIX MONTHS ENDED       PERIOD ENDED        SIX MONTHS ENDED
                                    APRIL 30, 2002 (a)     APRIL 30, 2002    OCTOBER 31, 2001 (b)     APRIL 30, 2002
======================================================================================================================
                                        (UNAUDITED)         (UNAUDITED)                               (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued    $           752,517  $         370,425   $             833,585  $         358,455
     Dividends reinvested                           180                 --                     656                 --
     Cost of shares redeemed                         --             (7,153)                     --           (153,004)
                                    -------------------  ------------------  ---------------------  ------------------
                                                752,697            363,272                 834,241            205,451
                                    -------------------  ------------------  ---------------------  ------------------
CLASS B SHARES
     Proceeds from shares issued                754,000             22,126                 833,333            148,887
     Dividends reinvested                            --                 --                      --                 --
     Cost of shares redeemed                         --                 --                      --            (80,956)
                                    -------------------  ------------------  ---------------------  ------------------
                                                754,000             22,126                 833,333             67,931
                                    -------------------  ------------------  ---------------------  ------------------
CLASS C SHARES
     Proceeds from shares issued                750,000                 --                      --              6,469
     Cost of shares redeemed                         --                 --                      --               (346)
                                    -------------------  ------------------  ---------------------  ------------------
                                                750,000                 --                      --              6,123
                                    -------------------  ------------------  ---------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                750,000            195,976                 833,333            161,929
     Dividends reinvested                           258                 --                   1,086                 --
     Cost of shares redeemed                         --               (594)                     --            (42,413)
                                    -------------------  ------------------  ---------------------  ------------------
                                                750,258            195,382                 834,419            119,516
                                    -------------------  ------------------  ---------------------  ------------------
Change in net assets from
      capital transactions          $         3,006,955  $         580,780   $           2,501,993  $         399,021
                                    ===================  ==================  =====================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                      75,247             38,878                  83,360             83,862
     Reinvested                                      18                 --                      81                 --
     Redeemed                                        --               (755)                     --            (35,391)
                                    -------------------  ------------------  ---------------------  ------------------
                                                 75,265             38,123                  83,441             48,471
                                    -------------------  ------------------  ---------------------  ------------------
CLASS B SHARES
     Issued                                      75,390              2,320                  83,333             38,063
     Reinvested                                      --                 --                      --                 --
     Redeemed                                        --                 --                      --            (20,038)
                                    -------------------  ------------------  ---------------------  ------------------
                                                 75,390              2,320                  83,333             18,025
                                    -------------------  ------------------  ---------------------  ------------------
CLASS C SHARES
     Issued                                      75,000                 --                      --              1,501
     Redeemed                                        --                 --                      --                (76)
                                    -------------------  ------------------  ---------------------  ------------------
                                                 75,000                 --                      --              1,425
                                    -------------------  ------------------  ---------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                      75,000             20,344                  83,334             41,395
     Reinvested                                      25                 --                     134                 --
     Redeemed                                        --                (61)                     --            (10,882)
                                    -------------------  ------------------  ---------------------  ------------------
                                                 75,025             20,283                  83,468             30,513
                                    -------------------  ------------------  ---------------------  ------------------
Total change in shares                          300,680             60,726                 250,242             98,434
                                    ===================  ==================  =====================  ==================

                                     GLOBAL  TECHNOLOGY        GLOBAL
                                     AND COMMUNICATIONS       UTILITIES
                                    ===================  ===================
                                        YEAR ENDED          PERIOD ENDED
                                     OCTOBER 31,  2001   APRIL 30, 2002 (a)
============================================================================
                                                            (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued    $        1,969,367   $           752,518
     Dividends reinvested                      290,456                    --
     Cost of shares redeemed                (1,306,905)                   --
                                    -------------------  -------------------
                                               952,918               752,518
                                    -------------------  -------------------
CLASS B SHARES
     Proceeds from shares issued               563,943               750,000
     Dividends reinvested                      144,754                    --
     Cost of shares redeemed                   (85,094)                   --
                                    -------------------  -------------------
                                               623,603               750,000
                                    -------------------  -------------------
CLASS C SHARES
     Proceeds from shares issued             36,213 (c)              750,000
     Cost of shares redeemed                        --                    --
                                    -------------------  -------------------
                                                36,213               750,000
                                    -------------------  -------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                 2,888               750,000
     Dividends reinvested                      105,669                    --
     Cost of shares redeemed                        --                    --
                                    -------------------  -------------------
                                               108,557               750,000
                                    -------------------  -------------------
Change in net assets from
      capital transactions          $        1,721,291   $         3,002,518
                                    ===================  ===================
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                    245,507                75,275
     Reinvested                                 36,489                    --
     Redeemed                                 (189,601)                   --
                                    -------------------  -------------------
                                                92,395                75,275
                                    -------------------  -------------------
CLASS B SHARES
     Issued                                     78,227                75,000
     Reinvested                                 18,277                    --
     Redeemed                                  (15,265)                   --
                                    -------------------  -------------------
                                                81,239                75,000
                                    -------------------  -------------------
CLASS C SHARES
     Issued                                   7,193 (c)               75,000
     Redeemed                                       --                    --
                                    -------------------  -------------------
                                                 7,193                75,000
                                    -------------------  -------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                         --                75,000
     Reinvested                                 13,275                    --
     Redeemed                                       --                    --
                                    -------------------  -------------------
                                                13,275                75,000
                                    -------------------  -------------------
Total change in shares                         194,102               300,275
                                    ===================  ===================

(a)  For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
(b)  For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(c)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 77

[GRAPHIC OMITTED]    NOTES TO FINANCIAL STATEMENTS (Continued)
                     April 30, 2002 (Unaudited)
===============================================================================================================================


                                                   U.S. LEADERS              U.S. GROWTH LEADERS             WORLDWIDE LEADERS
                                                ===================  ======================================  ==================
                                                   PERIOD ENDED       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED
                                                APRIL 30, 2002 (A)     APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002
===============================================================================================================================
                                                    (UNAUDITED)         (UNAUDITED)                             (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $           853,930  $         504,479   $       1,631,560   $          32,927
     Dividends reinvested                                        --                 --              77,517                  --
     Cost of shares redeemed                                     --           (106,576)           (843,818)               (976)
                                                -------------------  ------------------  ------------------  ------------------
                                                            853,930            397,903             865,259              31,951
                                                -------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Proceeds from shares issued                            268,225             96,433             597,283               8,911
     Dividends reinvested                                        --                 --              37,374                  --
     Cost of shares redeemed                                     --            (32,877)           (103,525)             (1,584)
                                                -------------------  ------------------  ------------------  ------------------
                                                            268,225             63,556             531,132               7,327
                                                -------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Proceeds from shares issued                            637,459              7,233           10,306 (b)              5,801
     Cost of shares redeemed                                     --                 --                  --              (4,394)
                                                -------------------  ------------------  ------------------  ------------------
                                                            637,459              7,233              10,306               1,407
                                                -------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                            251,807            241,547             189,783              67,785
     Dividends reinvested                                        --                 --              32,513                  --
     Cost of shares redeemed                                     --            (65,614)           (106,370)            (20,512)
                                                -------------------  ------------------  ------------------  ------------------
                                                            251,807            175,933             115,926              47,273
                                                -------------------  ------------------  ------------------  ------------------
Change in net assets from capital transactions  $         2,011,421  $         644,625   $       1,522,623   $          87,958
                                                ===================  ==================  ==================  ==================

SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                                  82,254             72,775             196,727               5,031
     Reinvested                                                  --                 --               9,003                  --
     Redeemed                                                    --            (15,442)           (128,378)               (149)
                                                -------------------  ------------------  ------------------  ------------------
                                                             82,254             57,333              77,352               4,882
                                                -------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Issued                                                  26,631             14,335              71,149               1,400
     Reinvested                                                  --                 --               4,356                  --
     Redeemed                                                    --             (4,911)            (15,159)               (251)
                                                -------------------  ------------------  ------------------  ------------------
                                                             26,631              9,424              60,346               1,149
                                                -------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Issued                                                  59,522              1,034            1,532 (b)                933
     Redeemed                                                    --                 --                  --                (689)
                                                -------------------  ------------------  ------------------  ------------------
                                                             59,522              1,034               1,532                 244
                                                -------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                                  25,156             36,138              21,369              10,204
     Reinvested                                                  --                 --               3,767                  --
     Redeemed                                                    --             (9,500)            (17,686)             (3,080)
                                                -------------------  ------------------  ------------------  ------------------
                                                             25,156             26,638               7,450               7,124
                                                -------------------  ------------------  ------------------  ------------------
Total change in shares                                      193,563             94,429             146,680              13,399
                                                ===================  ==================  ==================  ==================

                                                WORLDWIDE LEADERS
                                                ==================
                                                    YEAR ENDED
                                                 OCTOBER 31, 2001
                                                ==================
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $           42,673
     Dividends reinvested                                       --
     Cost of shares redeemed                                    --
                                                ------------------
                                                            42,673
                                                ------------------
CLASS B SHARES
     Proceeds from shares issued                            18,127
     Dividends reinvested                                       --
     Cost of shares redeemed                                    --
                                                ------------------
                                                            18,127
                                                ------------------
CLASS C SHARES
     Proceeds from shares issued                        22,114 (b)
     Cost of shares redeemed                                    --
                                                ------------------
                                                            22,114
                                                ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                                --
     Dividends reinvested                                       --
     Cost of shares redeemed                                    --
                                                ------------------
                                                                --
                                                ------------------
Change in net assets from capital transactions  $           82,914
                                                ==================

SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                                  6,018
     Reinvested                                                 --
     Redeemed                                                   --
                                                ------------------
                                                             6,018
                                                ------------------
CLASS B SHARES
     Issued                                                  2,674
     Reinvested                                                 --
     Redeemed                                                   --
                                                ------------------
                                                             2,674
                                                ------------------
CLASS C SHARES
     Issued                                             3,139  (b)
     Redeemed                                                   --
                                                ------------------
                                                             3,139
                                                ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                                     --
     Reinvested                                                 --
     Redeemed                                                   --
                                                ------------------
                                                                --
                                                ------------------
Total change in shares                                      11,831
                                                ==================

(a)  For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 78

                                                           EMERGING MARKETS                      INTERNATIONAL GROWTH
                                                ======================================  ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31, 2001
==============================================================================================================================
                                                   (UNAUDITED)                             (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $         536,787   $         102,140   $          47,690   $         124,976
     Dividends reinvested                                      --                 310                  --                  --
     Cost of shares redeemed                              (77,799)            (26,097)             (6,789)            (24,646)
                                                ------------------  ------------------  ------------------  ------------------
                                                          458,988              76,353              40,901             100,330
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Proceeds from shares issued                           53,086             255,680              14,077              41,895
     Cost of shares redeemed                               (7,934)            (49,481)             (3,611)             (4,367)
                                                ------------------  ------------------  ------------------  ------------------
                                                           45,152             206,199              10,466              37,528
                                                ------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Proceeds from shares issued                            8,045           11,727 (b)              4,617           11,056 (b)
     Cost of shares redeemed                               (4,956)                 --              (2,105)                 --
                                                ------------------  ------------------  ------------------  ------------------
                                                            3,089              11,727               2,512              11,056
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                               --                  --                  --                  --
     Dividends reinvested                                      --                 989                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                 989                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL CLASS SHARES
     Proceeds from shares issued                               --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
Change in net assets from capital transactions  $         507,229   $         295,268   $          53,879   $         148,914
                                                ==================  ==================  ==================  ==================

SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                                64,193              13,458               7,305              15,857
     Reinvested                                                --                  57                  --                  --
     Redeemed                                              (9,982)             (3,702)             (1,044)             (3,450)
                                                ------------------  ------------------  ------------------  ------------------
                                                           54,211               9,813               6,261              12,407
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Issued                                                 6,642              35,071               2,194               5,843
     Redeemed                                              (1,094)             (5,988)               (571)               (650)
                                                ------------------  ------------------  ------------------  ------------------
                                                            5,548              29,083               1,623               5,193
                                                ------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Issued                                                 1,023            1,710 (b)                709            1,542 (b)
     Redeemed                                                (566)                 --                (315)                 --
                                                ------------------  ------------------  ------------------  ------------------
                                                              457               1,710                 394               1,542
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                                    --                  --                  --                  --
     Reinvested                                                --                 181                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                 181                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL CLASS SHARES
     Issued                                                    --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
Total change in shares                                     60,216              40,787               8,278              19,142
                                                ==================  ==================  ==================  ==================


                                                    INTERNATIONAL SMALL CAP GROWTH
                                                =========================================
                                                 SIX MONTHS ENDED       PERIOD ENDED
                                                  APRIL 30, 2002    OCTOBER 31, 2001 (a)
                                                ------------------  ---------------------
                                                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $          18,553   $          1,262,919
     Dividends reinvested                                      --                     --
     Cost of shares redeemed                                 (367)                    --
                                                ------------------  ---------------------
                                                           18,186              1,262,919
                                                ------------------  ---------------------
CLASS B SHARES
     Proceeds from shares issued                           19,803              1,263,484
     Cost of shares redeemed                               (1,065)                (1,373)
                                                ------------------  ---------------------
                                                           18,738              1,262,111
                                                ------------------  ---------------------
CLASS C SHARES
     Proceeds from shares issued                            6,569               2,125 (b)
     Cost of shares redeemed                                   --                     --
                                                ------------------  ---------------------
                                                            6,569                  2,125
                                                ------------------  ---------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                               --              1,250,000
     Dividends reinvested                                      --                     --
                                                ------------------  ---------------------
                                                               --              1,250,000
                                                ------------------  ---------------------
INSTITUTIONAL CLASS SHARES
     Proceeds from shares issued                               --              1,250,000
                                                ------------------  ---------------------
                                                               --              1,250,000
                                                ------------------  ---------------------
Change in net assets from capital transactions  $          43,493   $          5,027,155
                                                ==================  =====================

SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                                 2,622                126,609
     Reinvested                                                --                     --
     Redeemed                                                 (52)                    --
                                                ------------------  ---------------------
                                                            2,570                126,609
                                                ------------------  ---------------------
CLASS B SHARES
     Issued                                                 2,901                126,810
     Redeemed                                                (150)                  (192)
                                                ------------------  ---------------------
                                                            2,751                126,618
                                                ------------------  ---------------------
CLASS C SHARES
     Issued                                                   952                 241 (b)
     Redeemed                                                  --                     --
                                                ------------------  ---------------------
                                                              952                    241
                                                ------------------  ---------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                                    --                125,000
     Reinvested                                                --                     --
                                                ------------------  ---------------------
                                                               --                125,000
                                                ------------------  ---------------------
INSTITUTIONAL CLASS SHARES
     Issued                                                    --                125,000
                                                ------------------  ---------------------
                                                               --                125,000
                                                ------------------  ---------------------
Total change in shares                                      6,273                503,468
                                                ==================  =====================

(a)  For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 79

[GRAPHIC OMITTED]    NOTES TO FINANCIAL STATEMENTS (Continued)
                     April 30, 2002 (Unaudited)
==============================================================================================================================


                                                           HIGH YIELD BOND                       MILLENNIUM GROWTH
                                                ======================================  ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31, 2001
==============================================================================================================================
                                                   (UNAUDITED)                             (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $         267,059   $       1,373,766   $       8,492,934   $       9,930,762
     Proceeds from shares issued
       in connection with merger                               --                  --                  --                  --
     Dividends reinvested                                 122,814             367,871                  --           1,525,709
     Cost of shares redeemed                           (1,073,220)         (1,245,261)         (8,395,415)        (15,353,713)
                                                ------------------  ------------------  ------------------  ------------------
                                                         (683,347)            496,376              97,519          (3,897,242)
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Proceeds from shares issued                           61,074             124,053             459,809           2,897,478
     Proceeds from shares issued
       in connection with merger                               --                  --                  --                  --
     Dividends reinvested                                   4,419               8,709                  --             713,509
     Cost of shares redeemed                              (22,011)            (43,450)           (396,708)         (1,277,420)
                                                ------------------  ------------------  ------------------  ------------------
                                                           43,482              89,312              63,101           2,333,567
                                                ------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Proceeds from shares issued                            3,469            4,817 (a)             12,703           64,605 (a)
     Dividends reinvested                                     250               81 (a)                 --                  --
     Cost of shares redeemed                               (3,081)                 --              (2,671)           (273) (a)
                                                ------------------  ------------------  ------------------  ------------------
                                                              638               4,898              10,032              64,332
                                                ------------------  ------------------  ------------------  ------------------
CLASS D SHARES
     Proceeds from shares issued                               --                  --             519,686           5,691,425
     Dividends reinvested                                      --                  --                  --           3,201,221
     Cost of shares redeemed                                   --                  --          (1,276,551)         (5,289,375)
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                  --            (756,865)          3,603,271
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                           79,654                  --                  --                  --
     Dividends reinvested                               4,289,664          10,272,920                  --                  --
     Cost of shares redeemed                                   --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                        4,369,318          10,272,920                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
Change in net assets from capital transactions  $       3,730,091   $      10,863,506   $        (586,213)  $       2,103,928
                                                ==================  ==================  ==================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                                38,618             181,683             732,201             635,390
     Issued in connection with merger                          --                  --                  --                  --
     Reinvested                                            17,834              48,882                  --              76,433
     Redeemed                                            (156,139)           (174,734)           (723,740)           (896,303)
                                                ------------------  ------------------  ------------------  ------------------
                                                          (99,687)             55,831               8,461            (184,480)
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
     Issued                                                 8,931              16,501              42,060             167,633
     Issued in connection with merger                          --                  --                  --                  --
     Reinvested                                               639               1,170                  --              36,682
     Redeemed                                              (3,185)             (5,762)            (36,523)            (90,573)
                                                ------------------  ------------------  ------------------  ------------------
                                                            6,385              11,909               5,537             113,742
                                                ------------------  ------------------  ------------------  ------------------
CLASS C SHARES
     Issued                                                   516              661 (a)              1,155            5,021 (a)
     Reinvested                                                36               12 (a)                 --                  --
     Redeemed                                                (448)                 --                (247)            (22) (a)
                                                ------------------  ------------------  ------------------  ------------------
                                                              104                 673                 908               4,999
                                                ------------------  ------------------  ------------------  ------------------
CLASS D SHARES
     Issued                                                    --                  --              44,871             302,509
     Reinvested                                                --                  --                  --             160,525
     Redeemed                                                  --                  --            (110,593)           (351,934)
                                                ------------------  ------------------  ------------------  ------------------
                                                               --                  --             (65,722)            111,100
                                                ------------------  ------------------  ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                                11,508                  --                  --                  --
     Reinvested                                           618,073           1,354,755                  --                  --
     Redeemed                                                  --                  --                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
                                                          629,581           1,354,755                  --                  --
                                                ------------------  ------------------  ------------------  ------------------
Total change in shares                                    536,383           1,423,168             (50,816)             45,361
                                                ==================  ==================  ==================  ==================

                                                          VALUE OPPORTUNITIES
                                                ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001
                                                ------------------  ------------------
                                                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued                $       6,172,355   $      10,508,867
     Proceeds from shares issued
       in connection with merger                               --           7,329,504
     Dividends reinvested                                 160,841              55,917
     Cost of shares redeemed                           (4,955,997)         (8,941,947)
                                                ------------------  ------------------
                                                        1,377,199           8,952,341
                                                ------------------  ------------------
CLASS B SHARES
     Proceeds from shares issued                          375,985           1,103,617
     Proceeds from shares issued
       in connection with merger                               --           1,287,934
     Dividends reinvested                                  36,879               1,508
     Cost of shares redeemed                             (602,463)           (238,124)
                                                ------------------  ------------------
                                                         (189,599)          2,154,935
                                                ------------------  ------------------
CLASS C SHARES
     Proceeds from shares issued                           49,657          121,396 (a)
     Dividends reinvested                                   1,617              149 (a)
     Cost of shares redeemed                              (24,177)                 --
                                                ------------------  ------------------
                                                           27,097             121,545
                                                ------------------  ------------------
CLASS D SHARES
     Proceeds from shares issued                               --                  --
     Dividends reinvested                                      --                  --
     Cost of shares redeemed                                   --                  --
                                                ------------------  ------------------
                                                               --                  --
                                                ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued                        3,990,861           9,261,737
     Dividends reinvested                                 139,253              62,478
     Cost of shares redeemed                           (2,145,565)         (2,745,361)
                                                ------------------  ------------------
                                                        1,984,549           6,578,854
                                                ------------------  ------------------
Change in net assets from capital transactions  $       3,199,246   $      17,807,675
                                                ==================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued                                               462,236             808,053
     Issued in connection with merger                          --             554,443
     Reinvested                                            12,439               4,432
     Redeemed                                            (375,463)           (679,178)
                                                ------------------  ------------------
                                                           99,212             687,750
                                                ------------------  ------------------
CLASS B SHARES
     Issued                                                27,804              82,561
     Issued in connection with merger                          --              97,589
     Reinvested                                             2,852                 121
     Redeemed                                             (43,400)            (18,280)
                                                ------------------  ------------------
                                                          (12,744)            161,991
                                                ------------------  ------------------
CLASS C SHARES
     Issued                                                 3,725            8,899 (a)
     Reinvested                                               125               11 (a)
     Redeemed                                              (1,758)                 --
                                                ------------------  ------------------
                                                            2,092               8,910
                                                ------------------  ------------------
CLASS D SHARES
     Issued                                                    --                  --
     Reinvested                                                --                  --
     Redeemed                                                  --                  --
                                                ------------------  ------------------
                                                               --                  --
                                                ------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued                                               289,282             680,506
     Reinvested                                            10,682               4,952
     Redeemed                                            (159,393)           (215,447)
                                                ------------------  ------------------
                                                          140,571             470,011
                                                ------------------  ------------------
Total change in shares                                    229,131           1,328,662
                                                ==================  ==================

(a)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 80

================================================================================


3.   TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreements, Gartmore Global Asset Management Trust ("GGAMT") or Gartmore Mutual Fund Capital Trust ("GMF") manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GGAMT is a wholly owned subsidiary of Nationwide Global Holdings, Inc. GMF is a wholly owned subsidiary of Gartmore Global Investments, Inc. The adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser, if applicable, for the Funds it advises. The subadvisers manage each of their respective Fund's investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:


FUND                                  ADVISER           SUBADVISER
===========================================================================
Global Financial Services             GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
Global Health Sciences                GMF                               n/a
---------------------------------------------------------------------------
Global Technology and Communications  GMF                               n/a
---------------------------------------------------------------------------
Global Utilities                      GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
U.S. Leaders                          GMF                               n/a
---------------------------------------------------------------------------
U.S. Growth Leaders                   GMF                               n/a
---------------------------------------------------------------------------
Worldwide Leaders                     GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
Emerging Markets                      GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
International Growth                  GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
International Small Cap Growth        GGAMT    Gartmore Global Partners (a)
---------------------------------------------------------------------------
High Yield Bond                       GMF                               n/a
---------------------------------------------------------------------------
Millennium Growth                     GMF                               n/a
---------------------------------------------------------------------------
Value Opportunities                   GMF      NorthPointe Capital, LLC (a)
---------------------------------------------------------------------------

(a) Affiliate of GMF and GGAMT.


                                                       2002 SEMIANNUAL REPORT 81

                     April 30, 2002 (Unaudited)

================================================================================

Under the terms of the Investment Advisory Agreements, each Fund pays their respective adviser an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the period ended April 30, 2002:

                                                                 TOTAL     FEES       PAID TO
FUND                                         FEE SCHEDULE         FEES   RETAINED   SUBADVISER
===============================================================================================
Global Financial Services                            All Assets   1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------------
Global Health Sciences                               All Assets   1.00%      1.00%           -
-----------------------------------------------------------------------------------------------
Global Technology and Communications                 All Assets   0.98%      0.98%           -
-----------------------------------------------------------------------------------------------
Global Utilities                                     All Assets   0.80%      0.40%        0.40%
-----------------------------------------------------------------------------------------------
U.S. Leaders                                 Up to $500 million   0.90%      0.90%           -
                                       On the next $1.5 billion   0.80%      0.80%           -
                                         On $2 billion and more   0.75%      0.75%           -
-----------------------------------------------------------------------------------------------
U.S. Growth Leaders (a)                      Up to $500 million   0.90%      0.90%           -
                                       On the next $1.5 billion   0.80%      0.80%           -
                                         On $2 billion and more   0.75%      0.75%           -
-----------------------------------------------------------------------------------------------
Worldwide Leaders                                    All Assets   1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------------
Emerging Markets                                     All Assets   1.15%     0.575%       0.575%
-----------------------------------------------------------------------------------------------
International Growth                                 All Assets   1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------------
International Small Cap Growth                       All Assets   1.10%      0.55%        0.55%
-----------------------------------------------------------------------------------------------
High Yield Bond                              Up to $250 million   0.55%      0.55%           -
                                       On the next $750 million  0.525%     0.525%           -
                                         On the next $1 billion   0.50%      0.50%           -
                                         On the next $3 billion  0.475%     0.475%           -
                                         On $5 billion and more   0.45%      0.45%           -
-----------------------------------------------------------------------------------------------
Millennium Growth                            Up to $250 million   1.03%      1.03%           -
                                       On the next $750 million   1.00%      1.00%           -
                                         On the next $1 billion   0.97%      0.97%           -
                                         On the next $3 billion   0.94%      0.94%           -
                                         On $5 billion and more   0.91%      0.91%           -
-----------------------------------------------------------------------------------------------
Value Opportunities                          Up to $250 million   0.70%         -         0.70%
                                       On the next $750 million  0.675%         -        0.675%
                                         On the next $1 billion  0.650%         -        0.650%
                                         On the next $3 billion  0.625%         -        0.625%
                                         On $5 billion and more   0.60%         -         0.60%
-----------------------------------------------------------------------------------------------

(a) The U.S. Growth Leaders fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:


                                              FEE
                    FEE SCHEDULE           ADJUSTMENT
                    =================================
                    Up to $500 million      +/- 0.22%
                    ---------------------------------
                    Next $1.5 billion       +/- 0.18%
                    ---------------------------------
                    $2 billion or more      +/- 0.16%
                    ---------------------------------


                                                       2002 SEMIANNUAL REPORT 82

================================================================================


GMF or GGAMT, where applicable, and the Funds have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below:

                                                                EXPENSE CAPS
========================================================================================================================
                                          CLASS A   CLASS B   CLASS C   CLASS D   INSTITUTIONAL SERVICE   INSTITUTIONAL
SHARES                                     SHARES    SHARES    SHARES    SHARES        CLASS SHARES        CLASS SHARES
========================================================================================================================
Global Financial Services                    1.70%     2.30%     2.30%       n/a                   1.40%             n/a
------------------------------------------------------------------------------------------------------------------------
Global Health Sciences (a)                   1.75%     2.35%     2.35%       n/a                   1.25%             n/a
------------------------------------------------------------------------------------------------------------------------
Global Technology and Communications (a)     1.73%     2.33%     2.33%       n/a                   1.40%             n/a
------------------------------------------------------------------------------------------------------------------------
Global Utilities                             1.50%     2.10%     2.10%       n/a                   1.20%             n/a
------------------------------------------------------------------------------------------------------------------------
U.S. Leaders                                 1.20%     1.20%     1.20%       n/a                   1.20%             n/a
------------------------------------------------------------------------------------------------------------------------
U.S. Growth Leaders (a)                      1.60%     2.20%     2.20%       n/a                   1.30%             n/a
------------------------------------------------------------------------------------------------------------------------
Worldwide Leaders (a)                        1.75%     2.35%     2.35%       n/a                   1.42%             n/a
------------------------------------------------------------------------------------------------------------------------
Emerging Markets (a)                         2.15%     2.75%     2.75%       n/a                   1.82%             n/a
------------------------------------------------------------------------------------------------------------------------
International Growth (a)                     1.85%     2.45%     2.45%       n/a                   1.52%             n/a
------------------------------------------------------------------------------------------------------------------------
International Small Cap Growth (a)           1.85%     2.45%     2.45%       n/a                   1.52%           1.37%
------------------------------------------------------------------------------------------------------------------------
High Yield Bond (a)                          0.95%     1.70%     1.70%       n/a                   0.70%             n/a
------------------------------------------------------------------------------------------------------------------------
Millennium Growth (a)                        1.63%     2.23%     2.23%     1.30%                     n/a             n/a
------------------------------------------------------------------------------------------------------------------------
Value Opportunities (a)                      1.35%     1.95%     1.95%       n/a                   1.00%             n/a
------------------------------------------------------------------------------------------------------------------------

(a) Prior to March 1, 2002, these expense limitations included Rule 12b-1 and administrative services fees.

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the period ended April 30, 2002, the cumulative potential reimbursements were as follows:

FUND                                                                AMOUNT
=============================================================================
Global Financial Services                                           $ 18,797
-----------------------------------------------------------------------------
Global Health Sciences                                               130,512
-----------------------------------------------------------------------------
Global Technology and Communications                                 357,541
-----------------------------------------------------------------------------
Global Utilities                                                      19,170
-----------------------------------------------------------------------------
U.S. Leaders                                                          20,259
-----------------------------------------------------------------------------
U.S. Growth Leaders                                                  286,871
-----------------------------------------------------------------------------
Worldwide Leaders                                                    215,838
-----------------------------------------------------------------------------
Emerging Markets                                                     205,271
-----------------------------------------------------------------------------
International Growth                                                 223,321
-----------------------------------------------------------------------------
International Small Cap Growth                                       224,671
-----------------------------------------------------------------------------
High Yield Bond                                                      202,384
-----------------------------------------------------------------------------
Value Opportunities                                                  339,979
-----------------------------------------------------------------------------


                                                       2002 SEMIANNUAL REPORT 83

April 30, 2002 (unaudited)

================================================================================


Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Securities, Inc. ("NSI"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B and Class C shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares.

Pursuant to an Underwriting Agreement, NSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, NSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. NSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the period ended April 30, 2002, NSI received commissions of $103,014 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $95,810 was reallowed to affiliated broker-dealers of the Funds. The Board of Trustees has approved a change in the principal underwriter of the Trust from NSI to Gartmore Distribution Services, Inc. ("GDSI"). It is anticipated that GDSI will become the Funds' underwriter after July 1, 2002.

The Funds (except for the High Yield Bond Fund) assess a 2.00% (1.50% for the Millennium Growth and Value Opportunities Funds) redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the U.S. Leaders and U.S. Growth Leaders Funds). The redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides for various administrative and accounting services. Gartmore Investors Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. Effective December 1, 2001, the fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.

COMBINED FEE SCHEDULE*
============================================================================
Up to $1 billion                                                      0.25%
----------------------------------------------------------------------------
1 billion and more up to $3 billion                                   0.18%
----------------------------------------------------------------------------
3 billion and more up to $4 billion                                   0.14%
----------------------------------------------------------------------------
4 billion and more up to $5 billion                                   0.07%
----------------------------------------------------------------------------
5 billion and more up to $10 billion                                  0.04%
----------------------------------------------------------------------------
10 billion and more up to $12 billion                                 0.02%
----------------------------------------------------------------------------
12 billion or more                                                    0.01%
----------------------------------------------------------------------------

* The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds ("Investor Destinations Funds") are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.


                                                       2002 SEMIANNUAL REPORT 84

================================================================================


Prior to December 1, 2001, the fees for the Fund Administration Agreement were calculated for each Fund based on the fee schedule below:

FUND ADMINISTRATION FEE SCHEDULE*
============================================================================
Up to $250 million                                                  0.07%
----------------------------------------------------------------------------
On the next $750 million                                            0.05%
----------------------------------------------------------------------------
On $1 billion and more                                              0.04%
----------------------------------------------------------------------------

* The Fund Administration fee for all Funds except Millennium Growth is subject to a minimum of $75,000 per Fund per year.

Prior to December 1, 2001, GISI received fees at $20 per account for Class A, Class B, Class C and Class D shares and 0.01% of the average daily net assets of the Institutional Class and Institutional Service Class shares of each of the applicable Funds.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D and Institutional Service Class of shares of each of the applicable Funds.

As of April 30, 2002, the adviser or affiliates of the adviser directly held the percentage indicated of the shares outstanding of the applicable Fund:

                                                                 % OF SHARES
FUND                                                          OUTSTANDING OWNED
================================================================================
Global Financial Services                                                   100%
--------------------------------------------------------------------------------
Global Health Sciences                                                       80%
--------------------------------------------------------------------------------
Global Technology and Communications                                         50%
--------------------------------------------------------------------------------
Global Utilities                                                            100%
--------------------------------------------------------------------------------
U.S. Leaders                                                                 52%
--------------------------------------------------------------------------------
Worldwide Leaders                                                            95%
--------------------------------------------------------------------------------
Emerging Markets                                                             83%
--------------------------------------------------------------------------------
International Growth                                                         97%
--------------------------------------------------------------------------------
International Small Cap Growth                                               98%
--------------------------------------------------------------------------------
High Yield Bond                                                              98%
--------------------------------------------------------------------------------

As a result of certain trading errors that occurred in April of 2002, the Global Technology and Communications Fund was reimbursed $29,920 by the adviser to offset losses realized on the disposal of investments.

4.   BANK LOANS

The Trust currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the agreement. The Funds had no outstanding borrowings as of April 30, 2002.


                                                       2002 SEMIANNUAL REPORT 85

                     April 30, 2002 (Unaudited)
================================================================================


5.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002, are summarized as follows:

FUND                                                    PURCHASES      SALES
===============================================================================
Global Financial Services                              $ 4,340,829  $ 1,420,618
-------------------------------------------------------------------------------
Global Health Sciences                                  12,889,606   12,493,660
-------------------------------------------------------------------------------
Global Technology and Communications                    22,198,001   21,399,284
-------------------------------------------------------------------------------
Global Utilities                                         4,148,651    1,261,896
-------------------------------------------------------------------------------
U.S. Leaders                                             1,826,403       50,179
-------------------------------------------------------------------------------
U.S. Growth Leaders                                     10,966,732   10,396,023
-------------------------------------------------------------------------------
Worldwide Leaders                                        7,807,523    7,697,346
-------------------------------------------------------------------------------
Emerging Markets                                         1,520,624      943,146
-------------------------------------------------------------------------------
International Growth                                     8,525,503    7,996,769
-------------------------------------------------------------------------------
International Small Cap Growth                           2,570,608    2,594,593
-------------------------------------------------------------------------------
High Yield Bond                                         47,171,139   43,654,343
-------------------------------------------------------------------------------
Millennium Growth                                       63,338,767   63,280,880
-------------------------------------------------------------------------------
Value Opportunities                                     16,770,621   13,576,327

6.   CHANGE IN INDEPENDENT AUDITORS

Upon the recommendation of the Board's Audit Committee, the Board determined on March 14, 2002 to engage PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Trust's fiscal year ending October 31, 2002. At the request of the Trust, KPMG LLP ("KPMG"), which had previously served as the Trust's independent auditors, submitted its resignation as auditors as of March 20, 2002. The audit reports of KPMG on the financial statements as of and for the fiscal years ended October 31, 2000 and October 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended October 31, 2000 and October 31, 2001 and the subsequent interim period through March 20, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's opinions. Additionally, there were no disagreements with KPMG regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through
(D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended October 31, 2000 and October 31, 2001 or the subsequent interim period from November 1, 2001 through March 20, 2002. During the fiscal years ended October 31, 2000 and October 31, 2001 and the subsequent interim period from November 1, 2001 through March 20, 2002, there was no consultation with PWC regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (2) any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

7.   SUBSEQUENT EVENT

Effective May 1, 2002, the Gartmore U.S. Leaders Fund changed its name to the Gartmore Nationwide Leaders Fund.


                                                       2002 SEMIANNUAL REPORT 86

MANAGEMENT INFORMATION
================================================================================


TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS APRIL 30, 2002

                                              TERM OF
                                               OFFICE                                                         NUMBER OF    OTHER
                                                WITH                                                          PORTFOLIOS  DIRECTOR-
                              POSITION(S)     TRUST -                          PRINCIPAL                       IN FUND     SHIPS
NAME,                            HELD          LENGTH                        OCCUPATION(S)                     COMPLEX      HELD
ADDRESS,                         WITH         OF TIME                         DURING PAST                      OVERSEEN   BY TRUS-
AND AGE                          FUND        SERVED(1)                          5 YEARS                       BY TRUSTEE  TEE (2)
============================  ===========  ==============  =================================================  ==========  =========
Charles E. Allen,             Trustee      Since           Mr. Allen is Chairman, Chief Executive Officer             77  None
8162 E. Jefferson Ave., #15B               July 2000       and President of Graimark Realty Advisors,
Detroit, MI 48214                                          Inc. (real estate development, investment and
Age 54                                                     asset management).

Paula H.J. Cholmondeley       Trustee      Since           Ms. Cholmondeley is Vice President and                     77  None
c/o Sappi Fine Paper                       July 2000       General Manager of Special Products at Sappi
225 Franklin Street                                        Fine Paper North America. Prior to 1998, she
Boston, MA 02110                                           held various positions with Owens Corning,
Age 54                                                     including Vice President and General Manager
                                                           of the Residential Insulation Division (1997 to
                                                           1998), President of the MIRAFLEX Fibers
                                                           Division (1994 to 1997).

C. Brent DeVore               Trustee      Since           Dr. DeVore is President of Otterbein College.              77  None
111 N. West Street                         May 1998
Westerville, OH 43081
Age 61

Robert M. Duncan              Trustee      Since           Since 1999, Mr. Duncan has worked as an                    77  None
1397 Haddon Road                           April 1997      arbitration and mediation consultant. From
Columbus, OH 43209                                         1996 to 1999, he was Commissioner of the
Age 74                                                     Ohio Elections Commission.

Barbara L. Hennigar           Trustee      Since           Retired; Ms. Hennigar is the former Chairman of            77  None
6363 So. Sicily Way                        July 2000       OppenheimerFunds Services and Shareholder
Aurora, CO 80016                                           Services Inc. Ms. Hennigar held this position
Age 66                                                     from October 1999 to June 2000. Prior to that,
                                                           she served as President and Chief Executive
                                                           Officer of OppenheimerFunds Services.

Thomas J. Kerr, IV            Trustee      Since           Dr. Kerr is President Emeritus of Kendall                  77  None
4890 Smoketalk Lane                        June 1981       College
Westerville, OH 43081
Age 68

Douglas F. Kridler            Trustee      Since           Mr. Kridler is the President and Chief Executive           77  None
2355 Brixton Road                          September 1997  Officer of the Columbus Foundation. Prior to
Columbus, OH 43221                                         January 31, 2002, Mr. Kridler was the President
Age 46                                                     of the Columbus Association for the Performing
                                                           Arts and Chairman of the Greater Columbus
                                                           Convention and Visitors Bureau.


                                                       2002 SEMIANNUAL REPORT 87

================================================================================


Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds (continued)
April 30, 2002

                                              TERM OF
                                               OFFICE                                                         NUMBER OF    OTHER
                                                WITH                                                          PORTFOLIOS  DIRECTOR-
                              POSITION(S)     TRUST -                          PRINCIPAL                       IN FUND     SHIPS
NAME,                            HELD          LENGTH                        OCCUPATION(S)                     COMPLEX      HELD
ADDRESS,                         WITH         OF TIME                         DURING PAST                      OVERSEEN   BY TRUS-
AND AGE                          FUND        SERVED(1)                          5 YEARS                       BY TRUSTEE  TEE (2)
============================  ===========  ==============  =================================================  ==========  =========

David C. Wetmore              Trustee(3)   Since           Mr. Wetmore is the Managing Director of            81          None
26 Turnbridge Drive                        May 1998        Updata Capital, Inc., a venture capital firm.
Long Cove Plantation
Hilton Head, SC 29928
Age 53

TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS APRIL 30, 2002

                                              TERM OF
                                               OFFICE                                                         NUMBER OF    OTHER
                                                WITH                                                          PORTFOLIOS  DIRECTOR-
                              POSITION(S)     TRUST -                          PRINCIPAL                       IN FUND     SHIPS
NAME,                            HELD          LENGTH                        OCCUPATION(S)                     COMPLEX      HELD
ADDRESS,                         WITH         OF TIME                         DURING PAST                      OVERSEEN   BY TRUS-
AND AGE                          FUND        SERVED(1)                          5 YEARS                       BY TRUSTEE  TEE (2)
============================  ===========  ==============  =================================================  ==========  =========

Joseph  J.  Gasper            Trustee and  Since           Mr. Gasper is a Director, President and Chief      77          None
Nationwide  Insurance         Chairman     September 1997  Operating  Officer  of  Nationwide  Financial
One  Nationwide  Plaza                                     Services, Inc.* (since December 1996) and of
1-37-06                                                    Nationwide Life and Annuity Insurance
Columbus,  OH  43215                                       Company* and Nationwide Life Insurance
Age  59                                                    Company* (since April 1996). Mr. Gasper is
                                                           also Vice Chairman of the Board of Directors of
                                                           the managing unitholder of GGAMT* and GMF.*

Paul  J.  Hondros             Trustee      Since           Mr. Hondros is  President  and  Chief  Executive   81          None
Gartmore Global                            July  2000      Officer of Gartmore Distribution Services, Inc.,*
Investments, Inc.                                          Gartmore Investors Services, Inc.,* Gartmore
1200  River  Road,                                         Morley Capital Management, Inc.,* Gartmore
Conshohocken,  PA  19428                                   Morley Financial Services, Inc.,* NorthPointe
Age  53                                                    Capital, LLC,* GGAMT,* GGI,* GMF,* and
                                                           GSA* and a Director of Nationwide Securities,
                                                           Inc.* as well as several entities within
                                                           Nationwide Financial Services, Inc.* He is also
                                                           an Administrative Committee Member for The
                                                           AlphaGen Caelum Fund LLC, The AlphaGen
                                                           Caelum Fund LDC, The Healthcare Fund LLC
                                                           and The Healthcare Fund LDC (four hedge
                                                           funds managed by GSA*). Prior to that, Mr.
                                                           Hondros served as President and Chief
                                                           Operations Officer of Pilgrim Baxter and
                                                           Associates, Ltd., an investment management
                                                           firm, and its affiliated investment management
                                                           arm, Pilgrim Baxter Value Investors, Inc. and
                                                           as Executive Vice President to the PBHG
                                                           Funds, PBHG Insurance Series Funds and
                                                           PBHG  Adviser  Funds.


                                                       2002 SEMIANNUAL REPORT 88

================================================================================


TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS (continued)

APRIL  30,  2002

                                              TERM OF
                                               OFFICE                                                         NUMBER OF    OTHER
                                                WITH                                                          PORTFOLIOS  DIRECTOR-
                              POSITION(S)     TRUST -                          PRINCIPAL                       IN FUND     SHIPS
NAME,                            HELD          LENGTH                        OCCUPATION(S)                     COMPLEX      HELD
ADDRESS,                         WITH         OF TIME                         DURING PAST                      OVERSEEN   BY TRUS-
AND AGE                          FUND        SERVED(1)                          5 YEARS                       BY TRUSTEE  TEE (2)
============================  ===========  ==============  =================================================  ==========  =========

Arden L. Shisler              Trustee       Since          Mr. Shisler is President and Chief Executive       77          None
1356 North Wenger Rd.                       February 2000  Officer of K&B Transport, Inc., a trucking firm,
Dalton, OH 44618                                           Chairman of the Board for Nationwide Mutual
Age 60                                                     Insurance Company* and a Director of
                                                           Nationwide Financial Services, Inc.*

Gerald J. Holland             Treasurer    Since           Mr. Holland is Senior Vice President Chief         77          None
Gartmore Global                            March 2001      Administrative Officer for GGI,* GMF* and
Investments, Inc.                                          GSA.* He is also Assistant Treasurer to the
1200 River Road                                            Funds. From July 2000 to March 2002 he was
Conshohocken, PA 19428                                     Senior Vice President Operations for GGI,
Age 51                                                     GMF and GSA. Prior to July 2000, he was Vice
                                                           President for First Data Investor Services, an
                                                           investment company service provider.

Kevin S. Crossett             Secretary    Since December  Mr. Crossett is Vice President, Associate          77          None
Gartmore Global                            2000            General Counsel for GGI,* GMF,* GSA,*
Investments, Inc.                                          Nationwide Financial Services, Inc.* and other
1200 River Road                                            Nationwide Insurance entities.* From June
Conshohocken, PA 19428                                     2000 to December 2000, he was Assistant
Age 41                                                     Secretary to the Funds.* Prior to 1999, he was
                                                           Vice President, Senior Counsel and Director of
                                                           Compliance for Merrill Lynch, Pierce, Fenner &
                                                           Smith, Inc.
============================  ===========  ==============  =================================================  ==========  =========

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

3 Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust (GSA).

* This position is held with an affiliated person or principal underwriter of the Funds.


                                                       2002 SEMIANNUAL REPORT 89

Asset allocation is widely regarded as the key strategy for investment success. Thats because diversifying your investments among various asset classes helps to mitigate risk potential and can increase the return potential of your overall portfolio. In fact, studies have shown that more than 90% of the variability of returns associated with an overall portfolio across time is driven by the power of asset allocation.*

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.

================================================================================


[GRAPHIC OMITTED]

Sector Series
Gartmore Global Financial Services Fund(1,2)
Gartmore Global Health Sciences Fund(1,2)
Gartmore Global Technology and
  Communications Fund(1,2)
Gartmore Global Utilities Fund(1,2)

Leadership Series
Gartmore Nationwide Leaders Fund(1)
Gartmore U.S. Growth Leaders Fund(1)
Gartmore Worldwide Leaders Fund(1,2)

International Series
Gartmore Emerging Markets Fund(2)
Gartmore International Growth Fund(2)
Gartmore International Small Cap
  Growth Fund(2,3)

Concept Series
Gartmore High Yield Bond Fund(4)
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund(3)

Core Equity Series
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Total Return Fund

Core Asset Allocation Series
Gartmore Investor Destinations
  Aggressive Fund
Gartmore Investor Destinations
  Moderately Aggressive Fund
Gartmore Investor Destinations
  Moderate Fund
Gartmore Investor Destinations
  Moderately Conservative Fund
Gartmore Investor Destinations
  Conservative Fund

Core Fixed Income Series
Gartmore Bond Fund
Gartmore Government Bond Fund(5)
Gartmore Money Market Fund(6)
Gartmore Morley Enhanced
  Income Fund
Gartmore Tax-Free Income Fund


1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.
2. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets.
3. Small-cap stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.
4. High-yield funds are typically subject to greater risk and price volatility than funds that invest in higher-rated debt securities.
5. While the fund invests primarily in securities of the U.S. government and its agencies, the fund's value is not guaranteed by these entities.
6. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market fund.

* Sources: Ibbotson and Kaplan, "Does Asset Allocation Policy Explain 40, 90, or 100 Percent of Performance?", Financial Analysis Journal (January/February 2000), Brinson Hood Beebower Study (1991).

--------------------------------------------------------------------------------

Gartmore Fund

1200  River  Road
Conshohocken,  PA  19428
888-223-2116

WWW.GARTMOREFUNDS.COM

Gartmore  Funds  Shareholder  Services:
800-848-0920

GG-0093  6/02